     As filed with the Securities and Exchange Commission on September 13, 2004


                                       Securities Act Registration No. 333-42004
                                       Investment Company Act File No. 811-10027

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 10


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 11


                         State Farm Mutual Fund Trust
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          One State Farm Plaza, Bloomington, Illinois                 61710-0001
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, including Area Code        (800) 447-4930

                                                 Alan Goldberg
                                                 Bell Boyd & Lloyd LLC
Michael L. Tipsord                               Three First National Plaza
One State Farm Plaza                             70 West Madison St., Suite 3300
Bloomington, Illinois 61710-0001                 Chicago, Illinois 60602
--------------------------------------------------------------------------------
                   (Names and addresses of agents for service)
                               ------------------

                 ----------------------------------------------
                 Amending Parts A, B and C, and filing exhibits
                 ----------------------------------------------

                 It is proposed that this filing will become effective:


                          [X] immediately upon filing pursuant to rule 485(b)
                          [ ] on May 1, 2004 pursuant to rule 485(b)
                          [ ] 60 days after filing pursuant to rule 485(a)(1)
                          [ ] on May 1, 2004 pursuant to rule 485(a)(1)
                          [ ] 75 days after filing pursuant to rule 485(a)(2)
                          [ ] on ___________ pursuant to rule 485(a)(2)


--------------------------------------------------------------------------------


This post-effective amendment No. 10 to the registration statement is being filed to update the financial statements in the registration statement and to make immaterial changes to the prospectus for the Class R-1, R-2 and R-3 shares and to the trusts's Statement of Additional Information. The registration statement is organized as follows: (a) Class R-1, R-2 and R-3 prospectus relating to fourteen of the fifteen series of the Trust; (b) Statement of Additional Information for all series and classes of the Trust; and (c) Part C information for all series of the Trust. No material changes to the prospectuses of the other classes of the Trust are affected hereby.

                                   STATE FARM
                               MUTUAL FUND TRUST

September 13, 2004

PROSPECTUS
Class R-1, R-2 and R-3


Shares State Farm Equity Fund

State Farm Small Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500(R) Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Money Market Fund

State Farm LifePath(R) Income Fund

State Farm LifePath 2010(R) Fund

State Farm LifePath 2020(R) Fund

State Farm LifePath 2030(R) Fund

State Farm LifePath 2040(R) Fund

                         State Farm Mutual Fund Trust
                               Class R-1 Shares
                               Class R-2 Shares
                               Class R-3 Shares


   .  State Farm Equity Fund
   .  State Farm Small Cap Equity Fund
   .  State Farm International Equity Fund
   .  State Farm S&P 500(R) Index Fund
   .  State Farm Small Cap Index Fund
   .  State Farm International Index Fund
   .  State Farm Equity and Bond Fund
   .  State Farm Bond Fund
   .  State Farm Money Market Fund
   .  State Farm LifePath(R) Income Fund
   .  State Farm LifePath 2010(R) Fund
   .  State Farm LifePath 2020(R) Fund
   .  State Farm LifePath 2030(R) Fund
   .  State Farm LifePath 2040(R) Fund

    The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                        PROSPECTUS--SEPTEMBER 13, 2004

TABLE OF CONTENTS


                                      Page
Funds at a Glance....................   1
 State Farm Equity Fund..............   1
 State Farm Small Cap Equity Fund....   4
 State Farm International Equity Fund   7
 State Farm S&P 500 Index Fund.......  10
 State Farm Small Cap Index Fund.....  13
 State Farm International Index Fund.  16
 State Farm Equity and Bond Fund.....  19
 State Farm Bond Fund................  22
 State Farm Money Market Fund........  25
 State Farm LifePath Funds...........  27
Expense Information..................  33
How the Funds Invest.................  37

                                             Page

Managing the Investments
  of the Funds..............................  48
Shareholder Information.....................  51
 Who Can Purchase Shares?...................  51
 Distribution and Shareholder Servicing Fees  52

 Calculating Net Asset Value................  52

 How to Buy, Exchange or Redeem Shares......  53

 Excessive Trading/Market Timing............  53
Dividends, Distributions and Taxes..........  55
Financial Highlights........................  56
Appendix A..................................  70

Additional Information
  About the Funds...........................  72

  This Prospectus provides information about State Farm Mutual Fund Trust (the "Trust"). The Trust has fifteen separate portfolios, fourteen of which are offered in this prospectus (the "Funds"). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and risks. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each Fund. Each Fund offers six classes of shares: Class A, Class B, Institutional shares, Class R-1, Class R-2 and Class R-3. This Prospectus offers Class R-1, R-2 and R-3 shares of the Funds. Additional information concerning each of these Funds appears following Funds At A Glance.

FUNDS AT A GLANCE


This section discusses each Fund's investment objectives, strategies and risks. Each Fund summary also describes who should consider investing in the Fund in the "Investor Profile" section. Please refer to the detailed description of the Funds' policies in "How the Funds Invest" (beginning on p. 37) for those Funds you wish to purchase.


STATE FARM EQUITY FUND


 Investment Objective --


The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Equity Fund invests under normal circumstances at least 80% of its net assets plus any borrowings in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion. The Manager chooses stocks for the Fund's portfolio for their long-term potential to generate capital gains.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

..  Strong cash flow and a recurring revenue stream

..  A strong industry position

..  A strong financial position

..  Strong management with a clearly defined strategy

..  Capability to develop new or superior products or services

The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


 Investor Profile


Who should consider investing in the Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based large cap stock mutual fund

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

FUNDS AT A GLANCE continued



You may not want to invest in the Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially


                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                                  Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. The Manager's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/1/. The bar chart shows the Fund's total return for calendar years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

--------------
/1/The returns for the Equity Fund shown in the bar chart and the table are returns for Class A shares of the Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Equity Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Equity Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -14.47%
2002   -18.75%
2003    22.81%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 11.64% during the 2nd quarter of 2003.

  Worst quarter: -14.92% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                                          12/18/2000
                     Average Annual Total     to
                     Return--Equity Fund  12/31/2003 1-Year
                     -------------------- ---------- ------
                        Class A             -6.08%   19.17%
                        S&P 500 Index*      -4.05%   28.68%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity Fund. Unlike an investment in the Equity Fund, returns of the S&P 500 Index do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM SMALL CAP EQUITY FUND


 Investment Objective --


The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --


Capital Guardian Trust Company ("Capital Guardian").


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Small Cap Equity Fund invests primarily in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which Small Cap Equity Fund invests typically have market capitalizations of $32 million to $2.75 billion at the time the Fund purchases the securities.

The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.

The Fund may invest up to 25% of its assets in equity securities and depositary receipts of foreign companies.


 Investor Profile


Who should consider investing in the Small Cap Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                              Small Cap Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Fund invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Fund's investments may not be actively traded, which increases the risk that Capital Guardian may have difficulty selling securities the Fund holds.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Small Cap Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Small Cap Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/2/. The bar chart shows the Fund's total return for calendar years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/2/The returns for the Small Cap Equity Fund shown in the bar chart and the table are returns for Class A shares of the Small Cap Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Small Cap Equity Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Small Cap Equity Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001    -2.14%
2002   -26.15%
2003    39.38%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 25.93% during the 4th quarter of 2001.

  Worst quarter: -25.71% during the 3rd quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                    Average Annual Total   12/18/2000
                    Return--Small Cap          to
                    Equity Fund            12/31/2003 1-Year
                    ---------------------- ---------- ------
                    Class A                  -0.04%   35.16%
                    Russell 2000(R) Index*    7.73%   47.25%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

                                                    FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL EQUITY FUND


 Investment Objective --


The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital.


 Investment Sub-Adviser --


Capital Guardian Trust Company ("Capital Guardian")


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in other countries and in emerging markets. There is no restriction on the size of the companies in which the Fund invests.

The Fund invests in securities that Capital Guardian thinks represent good long-term investment opportunities. Capital Guardian may sell securities when it believes they no longer represent good long-term value.


 Investor Profile


Who should consider investing in the International Equity Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Equity Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in an international stock mutual fund

..  want to diversify your investments

.. are seeking a long-term growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Equity Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued




                                     Risks


What are the main risks of investing in this Fund?

                                    [CHART]

                            International Equity Fund

.. Market Risk. The Fund invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Management Risk. Capital Guardian's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the International Equity Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the International Equity Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/3/. The bar chart shows the Fund's total return for calendar years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/3/The returns for the International Equity Fund shown in the bar chart and the table are returns for Class A shares of the International Equity Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the International Equity Fund and the annual returns of Class R-1, R-2 and R-3 shares of the International Equity Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -19.35%
2002   -17.17%
2003    33.61%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 17.88% during the 2nd quarter of 2003.

  Worst quarter: -20.86% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                    Average Annual Total  12/18/2000
                    Return--International     to
                    Equity Fund           12/31/2003 1-Year
                    --------------------- ---------- ------
                     Class A                -4.47%   29.53%
                     EAFE(R) Free Index*    -2.34%   38.59%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, returns of the EAFE Free Index do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM S&P 500 INDEX FUND


 Investment Objective --


The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index")*.


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Fund"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives. Barclays Global Fund Advisors ("Barclays") is the investment adviser to the S&P 500 Index Master Portfolio.

Barclays seeks to achieve investment performance that is similar to the S&P 500 Index (the Fund's target benchmark). The S&P 500 Index is a widely used measure of large U.S. company stock performance. S&P selects stocks for the S&P 500 Index based upon the following factors:

..  market value

.. industry group classification (so that the S&P 500 Index represents a broad range of industry segments within the U.S. economy)

..  trading activity, to ensure ample liquidity and efficient share pricing

..  fundamental analysis, to ensure that companies in the S&P 500 Index are stable
--------------

*"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and
 "500" are trademarks of The McGraw-Hill Companies, Inc. that State Farm Mutual Fund Trust has licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representations regarding the advisability of investing in the S&P 500 Index Fund. For more information regarding the S&P 500 Index, see the Trust's Statement of Additional Information.

The S&P 500 Index Master Portfolio pursues its investment objective by:

..  investing in all of the securities that make up the S&P 500 Index

.. investing in these securities in proportions that match the weightings of the S&P 500 Index

Under normal operating conditions, the S&P 500 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the S&P 500 Index.


 Investor Profile


Who should consider investing in the S&P 500 Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the S&P 500 Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the S&P 500 Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

                                                    FUNDS AT A GLANCE continued




                                     Risks


The main risks of investing in the S&P 500 Index Fund are the same as the main risks of investing in S&P 500 Index Master Portfolio. What are the main risks of investing in the S&P 500 Index Master Portfolio?

                                    [CHART]

                               S&P 500 Index Fund

.. Market Risk. The S&P 500 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Indexing Risk. The S&P 500 Index Master Portfolio attempts to match the performance of the S&P 500 Index, but there is no guarantee that it will be able to do so. The degree to which the S&P 500 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The S&P 500 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the S&P 500 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

.. Management Risk. Barclays' assessment of the relative weightings of the companies held in the S&P 500 Index Master Portfolio may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the S&P 500 Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the S&P 500 Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/4/. The bar chart shows the Fund's total return for calendar years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

--------------
/4/The returns for the S&P 500 Index Fund shown in the bar chart and the table are returns for Class A shares of the S&P 500 Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the S&P 500 Index Fund and the annual returns of Class R-1, R-2 and R-3 shares of the S&P 500 Index Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -12.75%
2002   -22.60%
2003    27.39%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 15.24% during the 2nd quarter of 2003.

  Worst quarter: -17.36% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                     Average Annual Total 12/18/2000
                     Return--S&P 500          to
                     Index Fund           12/31/2003 1-Year
                     -------------------- ---------- ------
                     Class A                -5.85%   23.49%
                     S&P 500 Index*         -4.05%   28.68%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the S&P 500 Index Fund. Unlike an investment in the S&P 500 Index Fund, returns of the S&P 500 Index do not reflect expenses of investing.

                                                    FUNDS AT A GLANCE continued

STATE FARM SMALL CAP INDEX FUND


 Investment Objective --


The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index(R)* (the "Russell 2000 Index").


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The Small Cap Index Fund invests all of its assets in a separate series of the Master Fund, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives. Barclays is the investment adviser to the Russell 2000 Index Master Portfolio. Barclays seeks to achieve investment performance for the Russell 2000 Index Master Portfolio that is similar to the Russell 2000 Index.

The Russell 2000 Index is an index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

Under normal operating conditions, the Russell 2000 Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the Russell 2000 Index.

--------------

*The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark, of the Frank Russell Company. The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Small Cap Index Fund. For more information regarding the Russell 2000 Index, see the Trust's Statement of Additional Information.


 Investor Profile


Who should consider investing in the Small Cap Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Small Cap Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based small cap stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the Small Cap Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially

FUNDS AT A GLANCE continued



                                     Risks


The main risks of investing in the Small Cap Index Fund are the same as the main risks of investing in the Russell 2000 Index Master Portfolio. What are the main risks of investing in the Russell 2000 Index Master Portfolio?

                                    [CHART]

                              Small Cap Index Fund

.. Market Risk. The Russell 2000 Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Smaller Company Size. The Russell 2000 Index Master Portfolio invests a large portion of its assets in smaller capitalization companies. The securities of small capitalization companies are often more difficult to value or dispose of, more difficult to obtain information about, and more volatile than stocks of larger, more established companies. In addition, the markets for the Russell 2000 Index Master Portfolio's investments may not be actively traded, which increases the risk that Barclays may have difficulty selling securities the Russell 2000 Index Master Portfolio holds.

.. Indexing Risk. The Russell 2000 Index Master Portfolio attempts to match the performance of the Russell 2000 Index, but there is no guarantee that it will be able to do so. The degree to which the Russell 2000 Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The Russell 2000 Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the Russell 2000 Index Master Portfolio will stay fully invested and may decline more than its benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

An investment in the Small Cap Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.

 Performance


How has the Small Cap Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/5/. The bar chart shows the Fund's total return for calendar years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/5/The returns for the Small Cap Index Fund shown in the bar chart and the table are returns for Class A shares of the Small Cap Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Small Cap Index Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Small Cap Index Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001     1.42%
2002   -21.06%
2003    44.70%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 22.74% during the 2nd quarter of 2003.

  Worst quarter: -21.50% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                    Average Annual Total   12/18/2000
                    Return--Small Cap          to
                    Index Fund             12/31/2003 1-Year
                    ---------------------- ---------- ------
                    Class A                  5.39%    40.39%
                    Russell 2000(R) Index*   7.73%    47.25%

*The Russell 2000(R) Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, returns of the Russell 2000 Index do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM INTERNATIONAL INDEX FUND


 Investment Objective --


The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE(R) Free Index").*


 Principal Investment Strategies


How does this Fund pursue its investment objectives?

The International Index Fund invests all of its assets in a separate series of the Master Fund, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives. Barclays is the investment adviser to the International Index Master Portfolio. Barclays seeks to achieve investment performance for the International Index Master Portfolio that is similar to the EAFE Free Index.

The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The International Index Master Portfolio attempts to remain as fully invested as practicable in a pool of stocks and other equity securities that are found in the EAFE Free Index in a manner that is expected to approximate the performance of the EAFE Free Index. Under normal operating conditions, the International Index Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in the EAFE Free Index.


 Investor Profile


Who should consider investing in the International Index Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the International Index Fund if you:

.. can tolerate the price fluctuations and volatility that are inherent in investing in a broad based international stock mutual fund

..  want to invest in stocks, but with an indexing approach

..  want to diversify your investments

..  are seeking a growth investment as part of an asset allocation program

                                      or

..  are investing for retirement or other goals that are many years in the future

You may not want to invest in the International Index Fund if you:

..  are investing with a shorter investment time horizon in mind

..  are seeking income rather than capital appreciation
--------------

*The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital
 International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). EAFE(R) Free is a trade or service mark of MSCI and its affiliates and has been licensed for use for certain purposes by the Trust. The International Index Fund, based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suitability and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the International Index Fund. MSCI has no responsibility for, and does not participate in the management of, the International Index Fund's assets or the sale of the International Index Fund's shares. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the International Index Fund.

                                                    FUNDS AT A GLANCE continued



..  are uncomfortable investing in companies that are not located in the United
   States

                                      or

.. are uncomfortable with an investment whose value is likely to vary substantially


                                     Risks


The main risks of investing in the International Index Fund are the same as the main risks of investing in the International Index Master Portfolio. What are the main risks of investing in the International Index Master Portfolio?

                                    [CHART]

                            International Index Fund

.. Market Risk. The International Index Master Portfolio invests mostly in common stocks, which represent an equity interest (ownership) in a business. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

.. Foreign Investing Risk. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars. These risks are heightened for emerging or developing countries, which may experience substantial rates of inflation, may be adversely affected by barriers and may experience rapid depreciation in their currencies.

.. Indexing Risk. The International Index Master Portfolio attempts to match the performance of the EAFE Free Index, but there is no guarantee that it will be able to do so. The degree to which the International Index Master Portfolio fails to track the performance of the index is referred to as "tracking error," which Barclays expects to be less than 5% over time. The International Index Master Portfolio tries to stay fully invested at all times in assets that will help it achieve its investment objective. Even when stock prices are falling, the International Index Master Portfolio will stay fully invested and may decline more than the Fund's benchmark index. An index is not a mutual fund and you cannot invest in an index. The composition and weighting of securities in an index can, and often do, change.

An investment in the International Index Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the International Index Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/6/. The bar chart shows the Fund's total return for calendar years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

--------------
/6/The returns for the International Index Fund shown in the bar chart and the table are returns for Class A shares of the International Index Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the International Index Fund and the annual returns of Class R-1, R-2 and R-3 shares of the International Index Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                         Total Return

2001   -22.19%
2002   -17.08%
2003    36.95%

The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 19.15% during the 2nd quarter of 2003.

  Worst quarter: -20.13% during the 3rd quarter of 2002.

The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                    Average Annual Total  12/18/2000
                    Return--International     to
                    Index Fund            12/31/2003 1-Year
                    --------------------- ---------- ------
                     Class A                -4.48%   32.84%
                     EAFE(R) Free Index*    -2.34%   38.59%

*The Morgan Stanley Capital International Europe, Australasia and Far East Free
 (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. The EAFE Free Index is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, returns of the EAFE Free Index do not reflect expenses of investing.

                                                    FUNDS AT A GLANCE continued

STATE FARM EQUITY AND BOND FUND


 Investment Objective --


The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Equity and Bond Fund invests all of its assets in shares of the State Farm Equity Fund and the State Farm Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the State Farm Equity Fund and approximately 40% of its net assets in shares of the State Farm Bond Fund. The Equity and Bond Fund never invests more than 75% of its net assets in either underlying Fund. Though the Equity and Bond Fund is not an asset allocation or market timing mutual fund, it does, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market and financial conditions warrant. Please refer to the descriptions of the investments of the State Farm Equity Fund and the State Farm Bond Fund for a discussion of the portfolio securities of these Funds and the risks associated with each.


 Investor Profile


Who should consider investing in the Equity and Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Equity and Bond Fund if you are seeking:

..  long-term growth potential;

..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks and bonds in a single investment.

You may not want to invest in the Equity and Bond Fund if you:

..  have a short-term investment horizon

.. want the greater growth potential of an investment entirely in equity securities

                                      or

..  are unwilling to accept share price fluctuations


                                     Risks


                                    [CHART]

                              Equity and Bond Fund

What are the main risks of investing in this Fund?

.. In General. Because the Equity and Bond Fund invests all of its assets in the State Farm Equity Fund and the State Farm Bond Fund, the risks of investing in the Equity and Bond Fund are the same as investing in those underlying Funds.

..  Market Risk. The Fund invests all of its assets in the State Farm Equity
   Fund and the State Farm Bond Fund. The prices of shares of these underlying funds may fluctuate widely over short or even extended periods in response to company, market, or economic news. The markets in which the underlying funds invest also tend to move in cycles, with periods of rising prices and periods of falling prices.

.. Foreign Investing Risk. The underlying Funds permit investments in foreign securities. Investing in foreign securities involves higher trading and custody costs than investing in U.S. companies. Accounting, legal and reporting practices are different than in the U.S. and regulation is often less stringent. Potential political or economic instability presents risks, as does the fluctuation in currency exchange rates, as well as the possible imposition of exchange control regulation or currency restrictions that could prevent the conversion of local currencies into U.S. dollars.

FUNDS AT A GLANCE continued



.. Risk Associated with Investing in Bonds. The Equity and Bond Fund may invest up to 75% of its assets in the State Farm Bond Fund. An investment in the State Farm Bond Fund is subject to risks associated with investing in fixed income securities, such as bonds, which include:

 . Interest Rate Risk. The risk that the bonds that the State Farm Bond Fund holds may decline in market value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the State Farm Bond Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Income Risk. The risk that the income from the bonds the State Farm Bond Fund holds will decline due to falling interest rates.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the State Farm Bond Fund, or that the credit quality of the issuer falls.

.. Management Risk. The Manager's assessment of investments and companies held in the underlying Funds may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Equity and Bond Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Equity and Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/7/. The bar chart shows the Fund's total return for calendar years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.


                                    [CHART]

                          Total Return

2001   -5.67%
2002   -7.93%
2003   14.70%


--------------
/7/The returns for the Equity and Bond Fund shown in the bar chart and the table are returns for Class A shares of the Equity and Bond Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Equity and Bond Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Equity and Bond Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

                                                    FUNDS AT A GLANCE continued



The Fund's best and worst quarters during the years in the bar chart were:

  Best quarter: 7.82% during the 2nd quarter of 2003.

  Worst quarter: -7.57% during the 1st quarter of 2001.

The following table shows the average annual total return on an investment in the Fund compared to market indices for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                Average Annual Total           12/18/2000
                Return--Equity and                 to
                Bond Fund                      12/31/2003 1-Year
                ------------------------------ ---------- ------
                Class A                          -1.11%   11.26%
                S&P 500 Index*                   -4.05%   28.68%
                Lehman Brothers Aggregate Bond
                 Index**                          7.58%    4.10%
                Blended Benchmark***              0.95%   18.48%

*The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies. The S&P 500 Index represents an unmanaged group of stocks that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the S&P 500 Index do not reflect expenses of investing.

 **The Lehman Brothers Aggregate Bond Index contains approximately 6,827 debt instruments as of March 24, 2004, each with a par value greater than $150 million and each maturing after a period of more than one year. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Equity and Bond Fund. Unlike an investment in the Equity and Bond Fund, returns of the Lehman Brothers Aggregate Bond Index do not reflect expenses of investing.

***TheManager computes the Blended Benchmark using 60% S&P 500 Index and 40%
      Lehman Brothers Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, returns of the Blended Benchmark do not reflect expenses of investing.

FUNDS AT A GLANCE continued

STATE FARM BOND FUND


 Investment Objective --


The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities. Under normal circumstances, the Bond Fund invests at least 80% of its net assets plus any borrowings in investment grade bonds or in bonds that are not rated, but that the Manager has determined to be of comparable quality. A bond is investment grade if Moody's Investors Service, Inc. ("Moody's") or S&P have rated the bond in one of their respective four highest rating categories. Non-investment grade bonds are commonly referred to as "junk bonds." The Bond Fund may invest in the following instruments:

.. Corporate debt securities: investment grade securities issued by domestic and foreign corporations and to a limited extent (up to 20% of its assets), in lower rated securities;

..  U.S. government debt securities: securities issued or guaranteed by the U.S.
   Government or its agencies or instrumentalities;

.. Foreign government debt securities: investment grade securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars;

.. Asset backed and mortgage backed securities: investment grade securities backed by mortgages, consumer loans and other assets; or

.. Other issuer debt securities: the Fund may invest up to 20% of its assets in debt securities and preferred stocks that are convertible into common stocks as well as nonconvertible preferred stocks or securities.


 Investor Profile


Who should consider investing in the Bond Fund?

The Fund is not an appropriate investment for short-term investors seeking to follow a strategy of market timing. Neither is the Fund an appropriate investment for frequent trading. The Fund is for investors with long-term investment objectives similar to those expressed by the Fund. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the Bond Fund if you:

.. are seeking higher potential returns than money market funds and are willing to accept the price volatility of bonds with longer maturities

..  want to diversify your investments

..  are seeking an income mutual fund for an asset allocation program

                                      or

..  are retired or nearing retirement

You may not want to invest in the Bond Fund if you:

..  are investing for maximum return over a long time horizon

..  want the greater growth potential of an investment in equity securities

                                      or

..  require stability of your principal


                                     Risks


What are the main risks of investing in this Fund?

..  Risks Associated with Investing in Bonds. The Fund invests primarily in investment grade bonds. An investment
                                    [CHART]

                                    Bond Fund

                                                    FUNDS AT A GLANCE continued


  in the Fund is subject to risks associated with investing in bonds, which include:

 . Interest Rate Risk. The risks that the bonds the Fund holds may decline in value due to an increase in interest rates. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will "call" or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

 . Prepayment Risk. The risk that homeowners or consumers may repay mortgage or consumer loans, which may affect the yield of mortgage- or asset-backed securities that are backed by such loans.

 . Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

.. Management Risk. The Manager's assessment of the bonds held in the Fund may prove incorrect, resulting in losses of our poor performance, even in a rising market.

.. Liquidity Risk. The Manager may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

An investment in the Bond Fund is not a deposit in any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. You can lose money by investing in the Fund.


 Performance


How has the Bond Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/8/. The bar chart shows the Fund's total return for years 2001-2003. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if those charges were included, the return would be lower than indicated.


--------------
/8/The returns for the Bond Fund shown in the bar chart and the table are returns for Class A shares of the Bond Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Bond Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Bond Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

FUNDS AT A GLANCE continued



This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   7.42%
2002   9.02%
2003   3.16%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 4.74% during the 3rd quarter of 2002.

  Worst quarter: -0.41% during the 1st quarter of 2002.
The following table shows the average annual total return on an investment in the Fund compared to a market index for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                                               12/18/2000
                Average Annual Total               to
                Returns--Bond Fund             12/31/2003 1-Year
                ------------------------------ ---------- ------
                Class A                          5.45%    0.08%
                Lehman Brothers Aggregate Bond
                 Index*                          7.58%    4.10%

*The Lehman Brothers Aggregate Bond Index contains approximately 6,827 debt instruments as of March 24, 2004, each with a par value greater than $150 million and each maturing after a period of more than one year. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, returns of the Lehman Brothers Aggregate Bond Index do not reflect expenses of investing.

                                                    FUNDS AT A GLANCE continued

STATE FARM MONEY MARKET FUND


 Investment Objective --


The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.


 Principal Investment Strategies


How does this Fund pursue its investment objective?

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.


 Investor Profile


Who should consider investing in the Money Market Fund?

You may want to invest in the Money Market Fund if you:

..  require stability of principal

..  are seeking an investment for the cash portion of an asset allocation program

.. are looking for an investment with a lower degree of risk during uncertain economic times or periods of stock market volatility

                                      or

..  consider yourself a saver rather than an investor

You may not want to invest in the Money Market Fund if you:

..  are seeking an investment that is likely to significantly outpace inflation

..  are investing for retirement or other longer term goals

                                      or

..  are investing for growth or maximum current income


                                     Risks


What are the main risks of investing in the Money Market Fund?

                                    [CHART]

                                Money Market Fund

Because of the types of securities that the Money Market Fund invests in and their short-term nature, the level of risk associated with the Money Market Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

.. Interest Rate Risk. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. The value of the securities the Fund holds may decline in value due to an increase in interest rates.

.. Income Risk. The risk that the income from the securities the Fund holds will decline in value due to falling interest rates.

.. Credit Risk. The risk that an issuer, or a party to a repurchase agreement that the Fund has entered into, defaults on its obligations. The Fund's investments in securities issued by U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. Furthermore, no assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

.. Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

.. Management Risk. The Manager's assessment of investments held in the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

FUNDS AT A GLANCE continued



An investment in the Money Market Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment by maintaining a stable net asset value of $1.00 per share, the Fund may not succeed and you may still lose money by investing in the Fund.


 Performance


How has the Money Market Fund performed?

The following bar chart and table illustrate certain risks of investing in the Fund/10/. The bar chart shows the Fund's total return for calendar years 2001-2003. The table shows the Fund's average annual total return, before taxes, for the periods listed. The information in the bar chart relates to Class A shares.


--------------
/10/The returns for the Money Market Fund shown in the bar chart and the table are returns for Class A shares of the Money Market Fund, a class of shares that is not offered in this prospectus. Returns of Class A shares are substantially similar to returns of Class R-1, R-2 and R-3 shares because the shares of each class are invested in the same portfolio of securities. The annual returns of Class A shares of the Money Market Fund and the annual returns of Class R-1, R-2 and R-3 shares of the Money Market Fund will differ only to the extent that the classes are subject to different sales loads and to different levels of expenses.

This information in the bar chart and the table below is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund's past performance doesn't necessarily indicate how it will perform in the future.

                                    [CHART]

                          Total Return

2001   3.62%
2002   1.14%
2003   0.54%


The Fund's best and worst quarters during the periods in the bar chart were:

  Best quarter: 1.33% during the 1st quarter of 2001.

  Worst quarter: 0.11% during the 3rd quarter of 2003.

The following table shows the average annual total return on an investment in the Fund for the period 12/18/2000 (the effective date of the Trust's registration statement) to 12/31/2003 and for the 1-year period ended December 31, 2003:

                     Average Annual Total 12/18/2000
                     Return--Money            to
                     Market Fund          12/31/2003 1-Year
                     -------------------- ---------- ------
                           Class A          1.80%    0.54%

The Money Market Fund's current seven-day yield on December 31, 2003 was 0.4415% for Class A shares.

                                                    FUNDS AT A GLANCE continued

STATE FARM LIFEPATH(R) FUNDS


..  STATE FARM LIFEPATH INCOME(R) FUND
..  STATE FARM LIFEPATH 2010(R) FUND
..  STATE FARM LIFEPATH 2020(R) FUND
..  STATE FARM LIFEPATH 2030(R) FUND
..  STATE FARM LIFEPATH 2040(R) FUND

The State Farm LifePath(R)/1/ Funds (together referred to as the "LifePath Funds") offer investors comprehensive asset allocation investment strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stock, bonds and money market instruments. Each LifePath Fund indirectly invests in a combination of stocks, bonds and short-term money market funds in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Fund's name approaches, except for the State Farm LifePath Income Fund that is already in its most conservative phase.

Each LifePath Fund invests all of its assets in a separate Master Portfolio of the Master Fund that has a substantially identical investment objective as the LifePath Fund. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular LifePath Fund refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Funds to their Master Portfolios appears on page 50.

 Investment Objectives --


Each LifePath Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Fund has its own time horizon that affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.
--------------

/1/LifePath(R) Funds, LifePath Income(R), LifePath 2010(R), LifePath 2020(R),
   LifePath 2030(R), and LifePath 2040(R) are registered trademarks of Barclays Global Investors, N.A. ("BGI").

Specifically:

 . State Farm LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

 . State Farm LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

 . State Farm LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

 . State Farm LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

 . State Farm LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

The Trust's Board of Trustees may change each LifePath Fund's investment objective without shareholder approval. A LifePath Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective.

 Principal Investment Strategies


How do the LifePath Funds pursue their investment objectives?

Principal Investment Strategies Common to All LifePath Funds

The LifePath Funds pursue a common strategy of allocating and reallocating among the Underlying Funds. The LifePath Funds with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Funds with shorter time horizons

FUNDS AT A GLANCE continued


invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Funds with shorter time horizons, accordingly, have lower expected returns than the LifePath Funds with longer time horizons.

The Underlying Funds include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

Asset Allocation Decisions. In determining the allocation of assets to the Underlying Funds, Barclays, the Master Portfolios' investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns. The investment model is based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world's equity and bond markets. Barclays then allocates the LifePath Funds' assets among the various Underlying Funds. The investment model adjusts each LifePath Fund's risk level by gradually shifting assets from more risky investments, such as Underlying Funds that invest in stocks, to more conservative investments, like Underlying Funds that invest in bonds and money market instruments as the year in the LifePath Fund's name approaches, except for the LifePath Income Fund, which is already in its most conservative phase. As the stated time horizon of a State Farm LifePath Fund approaches, the allocation will become less risky and have lower expected returns.

This strategy stems from the belief that asset allocation decisions -- for example, choosing between stocks and bonds --matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance
Two general rules of investing have shaped the strategies of the LifePath Funds:

 . Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

 . The longer the investors' time horizons, the greater their risk tolerance; their investments have more time to recover from losses.

After a Fund Reaches Its Time Horizon. By the time a LifePath Fund reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Income Fund has already entered this phase). This does not mean, however, that the LifePath Income Fund invests exclusively in the underlying money market fund. Rather, because Barclays believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Income Fund's assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

Principal Investment Strategies for Each LifePath Fund

 . State Farm LifePath Income Fund is designed for inves- tors seeking income and moderate long-term growth of capital. As of December 31, 2003, the State Farm LifePath Income Fund intends to hold about 34% of its assets in the underlying stock funds, 65% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund.

 . State Farm LifePath 2010 Fund is designed for investors expecting to begin withdrawing assets around the year 2010. As of December 31, 2003, the LifePath 2010 Fund intends to hold about 48% of its assets in the underlying stock funds, 51% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

                                                    FUNDS AT A GLANCE continued



 . State Farm LifePath 2020 Fund is designed for investors expecting to begin withdrawing assets around the year 2020. As of December 31, 2003, the State Farm LifePath 2020 Fund intends to hold about 63% of its assets in the underlying stock funds, 36% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2030 Fund is designed for investors expecting to begin withdrawing assets around the year 2030. As of December 31, 2003, the State Farm LifePath 2030 Fund intends to hold about 74% of its assets in the underlying stock funds, 25% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 . State Farm LifePath 2040 Fund is designed for investors expecting to begin withdrawing assets around the year 2040. As of December 31, 2003, the State Farm LifePath 2040 Fund intends to hold about 85% of its assets in the underlying stock funds, 14% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

 Investor Profile


Who should consider investing in the LifePath Funds?

The LifePath Funds are not appropriate investments for short-term investors seeking to follow a strategy of market timing. Moreover, the LifePath Funds are not appropriate investments for frequent trading. The LifePath Funds are for investors with long-term investment objectives similar to those expressed by the Funds. Please see the prospectus sections on purchasing and exchanging shares for trading restrictions.

You may want to invest in the LifePath Funds if you are seeking:

..  long-term growth potential;
..  some current income;

                                      or

.. the convenience of a balanced portfolio of stocks, bonds and money market instruments in a single investment.

You may not want to invest in the LifePath Funds if you:

.. want the greater growth potential of an investment entirely in equity securities;

                                      or

..  are unwilling to accept share price fluctuations.

Which LifePath Fund should I consider?

In making your investment decision, you should keep in mind:

.. Each LifePath Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

.. The LifePath Fund's time horizon is based on the year in its name, except for the State Farm LifePath Income Fund that is designed for investors with short-term time horizons.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Fund with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Fund with a shorter time horizon.

                                     Risks

                                  [FLOW CHART]

                                      Risks

FUNDS AT A GLANCE continued



What are the main risks of investing in the LifePath Funds?

Each LifePath Fund has a different level of risk and the amount of risk is reflected in its name. The LifePath Funds with shorter time horizons (State Farm LifePath Income Fund and State Farm LifePath 2010 Fund, for instance) will tend to be less risky and have lower expected returns than the LifePath Funds with longer time horizons (e.g., State Farm LifePath 2030 Fund and State Farm LifePath 2040 Fund).

Each LifePath Fund, through its investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Fund's time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Fund, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Fund emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Income Fund, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Funds could lose money or the Funds' performance could trail that of alternative investments.

.. Stock Investment Risk
The risks of stock investing include both short-term and prolonged price declines. Stocks held by an Underlying Fund may underperform fixed income investments and stock market indices, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

.. Security Selection Risk
Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

.. Bond Investment Risk
The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk. Credit risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government's full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk then U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

Interest Rate Risk. Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security's maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk. Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as "junk bonds" or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

.. Concentration Risk
If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or

                                                    FUNDS AT A GLANCE continued


group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

.. Foreign Investment Risks
Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation, thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation.

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

.. Emerging Markets Risk
Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a LifePath Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an "emerging market" country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

.. Market Trading Risks
The Underlying Funds that are ETFs are subject to certain additional risks because they are listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value ("NAV") per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

.. Model Risk
Although the investment model used to manage the LifePath Funds' assets has been developed and refined over many years, neither the LifePath Funds nor Barclays can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Funds or Barclays offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

.. Real Estate Investment Risk
Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

FUNDS AT A GLANCE continued



.. Tracking Error Risk
For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices and changes to an index and regulatory policies, may affect Barclays' ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

.. Derivative Risk
A derivative is a financial contract whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

The State Farm LifePath Funds are not bank deposits or obligations of the Manager, State Farm Bank, F.S.B, Barclays or BGI the parent corporation of Barclays. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of the Master Portfolios' investment in such Underlying Fund at $1.00 per share, it is possible that a Master Portfolio may lose money by investing in this Underlying Fund.

Differences Among Funds
The State Farm LifePath Income and the State Farm LifePath 2010 Funds are currently subject to the highest levels of Bond Investment Risk of all of the Funds. The State Farm LifePath 2020 Fund is currently subject to a significant level of Bond Investment Risk, but less than the State Farm LifePath Income and State Farm LifePath 2010 Funds. The State Farm LifePath 2030 and the State Farm LifePath 2040 Funds currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds, in descending order, are subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The State Farm LifePath 2010 Fund also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but less than the State Farm LifePath 2040, LifePath 2030 and the LifePath 2020 Funds. The State Farm LifePath Income Fund currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

All of the Funds are subject to Model Risk, to the risks described in this prospectus and to the additional risks described in the Funds' Statement of Additional Information (SAI).

 Performance



After the Class R-1, R-2 and R-3 shares of the Funds have been in operation for a full calendar year, these classes of the Funds will provide performance information to investors to assist them in understanding that performance may vary and that there are possible risks associated with investing in the Funds. However, past performance will not necessarily indicate how these classes of the Funds will perform in the future.

EXPENSE INFORMATION


The following tables describe the fees and expenses you would pay if you buy and hold shares of the Funds.

                       Shareholder Transaction Expenses
                   (fees paid directly from your investment)

                                                            Class R-1 Class R-2 Class R-3
-----------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                 None      None      None
Maximum deferred sales charge (load)                             None      None      None
Maximum sales charge (load) imposed on Reinvested dividends      None      None      None
Redemption Fee                                                   None      None      None
Exchange Fee                                                     None      None      None
Maximum Account Fee//                                            None      None      None

--------------------------------------------------------------------------------

EXPENSE  INFORMATION continued


 Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Equity Fund                   Small Cap Equity Fund
-----------------------------  ---------------------------------- ------------------------------------
                               Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
-----------------------------  ----------- ----------- ---------- ------------ ----------- -----------
Management fees                  0.60%       0.60%       0.60%      0.80%        0.80%       0.80%
Distribution (12b-1) Fees        0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses (Shareholder
  Servicing Fees)                0.32%       0.32%       0.32%      0.32%        0.32%       0.32%
Other Expenses (All
  Other)/(1)/                    0.08%       0.08%       0.08%      0.12%        0.12%       0.12%
Total Annual Fund Operating
  Expenses/(2)/                  1.50%       1.30%       1.00%      1.74%        1.54%       1.24%

                                 International Equity Fund           S&P 500 Index Fund/(3)/
-----------------------------  ---------------------------------- ------------------------------------
                               Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
-----------------------------  ----------- ----------- ---------- ------------ ----------- -----------
Management fees                  0.80%       0.80%       0.80%      0.20%        0.20%       0.20%
Distribution (12b-1) Fees        0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses (Shareholder
  Servicing Fees)                0.32%       0.32%       0.32%      0.32%        0.32%       0.32%
Other Expenses (All
  Other)/(1)/                    0.34%       0.34%       0.34%      0.10%        0.10%       0.10%
Total Annual Fund Operating
  Expenses/(2)/                  1.96%       1.76%       1.46%      1.12%        0.92%       0.62%

                                 Small Cap Index Fund/(3)/        International Index Fund/(3)/
-----------------------------  ---------------------------------- ------------------------------------
                               Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
-----------------------------  ----------- ----------- ---------- ------------ ----------- -----------
Management fees                  0.33%       0.33%       0.33%      0.40%        0.40%       0.40%
Distribution (12b-1) Fees        0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses (Shareholder
  Servicing Fees)                0.32%       0.32%       0.32%      0.32%        0.32%       0.32%
Other Expenses (All
  Other)/(1)/                    0.13%       0.13%       0.13%      0.31%        0.31%       0.31%
Total Annual Fund Operating
  Expenses/(2)/                  1.28%       1.08%       0.78%      1.53%        1.33%       1.03%

                                 Equity and Bond Fund/(4)/                  Bond Fund
-----------------------------  ---------------------------------- ------------------------------------
                               Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
-----------------------------  ----------- ----------- ---------- ------------ ----------- -----------
Management fees                  0.40%       0.40%       0.40%      0.10%        0.10%       0.10%
Distribution (12b-1) Fees        0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses (Shareholder
  Servicing Fees)                0.32%       0.32%       0.32%      0.32%        0.32%       0.32%
Other Expenses (All
  Other)/(1)/                    0.16%       0.16%       0.16%      0.08%        0.08%       0.08%
Total Annual Fund Operating
  Expenses/(2)/                  1.38%       1.18%       0.88%      1.00%        0.80%       0.50%

                                     Money Market Fund            State Farm LifePath Income Fund/(3)/
-----------------------------  ---------------------------------- ------------------------------------
                               Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
-----------------------------  ----------- ----------- ---------- ------------ ----------- -----------
Management fees                  0.10%       0.10%       0.10%      1.04%        1.04%       1.04%
Distribution (12b-1) Fees        0.40%       0.20%       0.00%      0.50%        0.30%       0.00%
Other Expenses (Shareholder
  Servicing Fees)                0.32%       0.32%       0.32%      0.32%        0.32%       0.32%
Other Expenses (All
  Other)/(1)/                    0.12%       0.12%       0.12%      0.23%        0.23%       0.23%
Total Annual Fund Operating
  Expenses/(2)/                  0.94%       0.74%       0.54%      2.09%        1.89%       1.59%

                               State Farm LifePath 2010 Fund/(3)/ State Farm LifePath 2020 Fund/(3)/
-----------------------------  ---------------------------------- ------------------------------------
                               Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
-----------------------------  ----------- ----------- ---------- ------------ ----------- -----------
Management fees                  1.04%       1.04%       1.04%      1.04%        1.04%       1.04%
Distribution (12b-1) Fees        0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses (Shareholder
  Servicing Fees)                0.32%       0.32%       0.32%      0.32%        0.32%       0.32%
Other Expenses (All
  Other)/(1)/                    0.17%       0.17%       0.17%      0.15%        0.15%       0.15%
Total Annual Fund Operating
  Expenses/(2)/                  2.03%       1.83%       1.53%      2.01%        1.81%       1.51%

                               State Farm LifePath 2030 Fund/(3)/ State Farm LifePath 2040 Fund/(3)/
-----------------------------  ---------------------------------- ------------------------------------
                               Class R-1   Class R-2   Class R-3  Class R-1    Class R-2   Class R-3
-----------------------------  ----------- ----------- ---------- ------------ ----------- -----------
Management Fees                  1.04%       1.04%       1.04%      1.04%        1.04%       1.04%
Distribution (12b-1) Fees        0.50%       0.30%       0.00%      0.50%        0.30%       0.00%
Other Expenses (Shareholder
  Servicing Fees)                0.32%       0.32%       0.32%      0.32%        0.32%       0.32%
Other Expenses (All
  Other)/(1)/                    0.22%       0.22%       0.22%      0.38%        0.38%       0.38%
Total Annual Fund Operating
  Expenses/(2)/                  2.08%       1.88%       1.58%      2.24%        2.04%       1.74%
------------------------------------------------------------------------------------------------------

/(1)/Based on estimated amounts for the current fiscal year.


                                                 EXPENSE  INFORMATION continued


             /(2)/The Manager has agreed to reimburse each Fund
                 for any expenses incurred by the Fund, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder servicing fees, that exceed the following percentage of the Fund's average daily net assets:

                                                 Expense
                                              Reimbursement
                    Fund                        Threshold
                    ------------------------- -------------
                    Equity Fund..............     0.10%
                    Small Cap Equity Fund....     0.10%
                    International Equity Fund     0.20%
                    S&P 500 Index Fund.......     0.10%
                    Small Cap Index Fund.....     0.10%
                    International Index Fund.     0.15%
                    Bond Fund................     0.10%

                                               Expense
                                            Reimbursement
                       Fund                   Threshold
                       -------------------- -------------
                       Money Market Fund...     0.10%
                       LifePath Income Fund     0.10%
                       LifePath 2010 Fund..     0.10%
                       LifePath 2020 Fund..     0.10%
                       LifePath 2030 Fund..     0.10%
                       LifePath 2040 Fund..     0.10%

  With respect to the LifePath Funds, Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds.

  Assuming that the Manager and Barclays continue to waive management fees as described above and assuming that the management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees and shareholder servicing fees do not change from the amounts listed in the above fee table, the expenses deducted from Fund assets will not exceed the following amounts:


                                        Aggregate Expenses after
             Fund                         Expense Reimbursement
             ------------------------ -----------------------------
                                      Class R-1 Class R-2 Class R-3
             ------------------------ --------- --------- ---------
             Equity Fund.............   1.52%     1.32%     1.02%
             Small Cap Equity Fund...   1.72%     1.52%     1.22%
             International Equity
               Fund..................   1.82%     1.62%     1.32%
             S&P 500 Index Fund......   1.12%     0.92%     0.62%
             Small Cap Index Fund....   1.27%     1.07%     0.77%
             International Index Fund   1.47%     1.27%     0.97%
             Equity and Bond Fund....   1.32%     1.12%     0.82%
             Bond Fund...............   1.02%     0.82%     0.52%


                                     Aggregate Expenses after
               Fund                    Expense Reimbursement
               ------------------- -----------------------------
                                   Class R-1 Class R-2 Class R-3
               ------------------- --------- --------- ---------
               Money Market Fund..   0.92%     0.72%     0.52%
               State Farm LifePath
                 Income Fund......   1.62%     1.42%     1.12%
               State Farm LifePath
                 2010 Fund........   1.62%     1.42%     1.12%
               State Farm LifePath
                 2020 Fund........   1.62%     1.42%     1.12%
               State Farm LifePath
                 2030 Fund........   1.62%     1.42%     1.12%
               State Farm LifePath
                 2040 Fund........   1.62%     1.42%     1.12%


  These reimbursement arrangements are voluntary and may be eliminated by Barclays or the Manager at any time.

/(3)/For the S&P 500 Index Fund, Small Cap Index Fund and International Index
     Fund (the "Equity Index Funds"), the fees and expenses listed include the Fund's and the Master Portfolio's fees and expenses. For the LifePath Funds, the fees and expenses listed include the fees and expenses of the LifePath Funds, the Master Portfolios, and a weighted average of the total operating expense ratios of the Underlying Funds in which the Master Portfolios invest.
/(4)/The Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. Nevertheless, the Manager will receive fees for performing investment advisory and management services for the Funds in which the Equity and Bond Fund invests. The fees and expenses indicated in the expense table for the Equity and Bond Fund are based on the fees and expenses indirectly borne by the Equity and Bond Fund shareholders through the Equity and Bond Fund's investment in the Equity Fund and the Bond Fund. Besides including other expenses indirectly incurred as a result of the investment in the Equity Fund and the Bond Fund, the "other expenses" category for the Equity and Bond Fund includes other expenses directly incurred by the Equity and Bond Fund, such as fees for independent trustees, fidelity bond coverage and registration fees. However, the Manager has agreed to reimburse the Equity and Bond Fund for all other expenses directly incurred by the Equity and Bond Fund. This expense reimbursement is voluntary and the Manager may eliminate it at any time.

EXPENSE  INFORMATION continued



Expense Examples

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated, earn a 5% return each year, redeem your shares at the end of the period and that operating expenses remain constant at the level above for "Total Annual Fund Operating Expenses." Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses will be:

                 Fund                              Class R-1
                 ------------------------------- -------------
                                                 1 Year 3 Year
                 ------------------------------- ------ ------

                 Equity.........................  $153   $474

                 Small Cap Equity Fund..........  $177   $548

                 International Equity Fund......  $199   $615

                 S&P 500 Index Fund.............  $114   $356

                 Small Cap Index Fund...........  $130   $406

                 International Index Fund.......  $156   $483

                 Equity and Bond Fund...........  $140   $437

                 Bond Fund......................  $102   $318

                 Money Market Fund..............  $ 96   $300

                 State Farm LifePath Income Fund  $212   $655

                 State Farm LifePath 2010 Fund..  $206   $637

                 State Farm LifePath 2020 Fund..  $204   $630

                 State Farm LifePath 2030 Fund..  $211   $652

                 State Farm LifePath 2040 Fund..  $227   $700

--------------------------------------------------------------------------------

                 Fund                              Class R-2
                 ------------------------------- -------------
                                                 1 Year 3 Year
                 ------------------------------- ------ ------

                 Equity.........................  $132   $412

                 Small Cap Equity Fund..........  $157   $486

                 International Equity Fund......  $179   $554

                 S&P 500 Index Fund.............  $ 94   $293

                 Small Cap Index Fund...........  $110   $343

                 International Index Fund.......  $135   $421

                 Equity and Bond Fund...........  $120   $375

                 Bond Fund......................  $ 82   $255

                 Money Market Fund..............  $ 76   $237
                 State Farm LifePath Income Fund  $192   $594
                 State Farm LifePath 2010 Fund..  $186   $576
                 State Farm LifePath 2020 Fund..  $184   $569
                 State Farm LifePath 2030 Fund..  $191   $591
                 State Farm LifePath 2040 Fund..  $207   $640

--------------------------------------------------------------------------------

                 Fund                              Class R-3
                 ------------------------------- -------------
                                                 1 Year 3 Year
                 ------------------------------- ------ ------

                 Equity.........................  $102   $318

                 Small Cap Equity Fund..........  $126   $393

                 International Equity Fund......  $149   $462

                 S&P 500 Index Fund.............  $ 63   $199

                 Small Cap Index Fund...........  $ 80   $249

                 International Index Fund.......  $105   $328

                 Equity and Bond Fund...........  $ 90   $281

                 Bond Fund......................  $ 51   $160

                 Money Market Fund..............  $ 55   $173
                 State Farm LifePath Income Fund  $162   $502
                 State Farm LifePath 2010 Fund..  $156   $483
                 State Farm LifePath 2020 Fund..  $154   $477
                 State Farm LifePath 2030 Fund..  $161   $499
                 State Farm LifePath 2040 Fund..  $177   $548

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


The following discussion provides additional information about how the Funds invest. The first part of this discussion relates to how the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, and Money Market Fund invest. The second part of the discussion relates to how the State Farm LifePath Funds invest.

Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, and the Money Market Fund.

Under ordinary circumstances, each Fund is substantially fully invested. Except for the S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund (collectively, the "Equity Index Funds"), and the Money Market Fund, each Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager or Capital Guardian determine that market or economic conditions warrant a temporary defensive position, the Funds each manage may hold up to 100% of their assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Each Fund may also:

 . Lend securities to financial institutions, enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis; and

 . Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of a Fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution.

Except for the Equity Index Funds, each Fund may, from time to time, borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) for temporary purposes to pay for redemptions. A Fund may not purchase additional securities when borrowings exceed 5% of its total assets (including the amount borrowed).

Fund Summaries
Each Fund has its own investment objective. The Trust's Board may change these investment objectives without a vote of the Trust's shareholders. A Fund will provide shareholders with at least 60 days prior notice of any change in an investment objective. The types of securities and investment techniques and practices in which each Fund may engage to achieve its objective, including the principal investment techniques and practices described for each Fund as described below, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Trust's Statement of Additional Information.

Equity Fund

In managing the Equity Fund, the Manager seeks to purchase the common stocks of large U.S. companies that the Manager considers well run and able to generate long term capital appreciation. Common stocks, in general, offer a way to invest for long-term growth of capital. The Manager looks for companies with one or more of the following characteristics:

 .  Strong cash flows and a recurring revenue stream.

 .  A strong industry position.

 .  A strong financial position.

 .  Strong management with a clearly defined strategy.

 .  Capability to develop new or superior products or services.

The Fund may invest up to 25% of its assets in foreign equity securities not publicly traded in the U.S. and depositary receipts (both sponsored and unsponsored). Foreign investing provides opportunities different from those available in the U.S. and risks that in some ways may be greater than in U.S. investments.

Small Cap Equity Fund

The Small Cap Equity Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations of $32 million to $2.75 billion at the time the Fund purchases these securities. The Fund may invest up to 25% of its assets in the equity securities of foreign companies with relatively small market capitalizations and depositary receipts (both sponsored and unsponsored).

HOW THE FUNDS INVEST continued



International Equity Fund

The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. Capital Guardian generally will sell securities when it believes they no longer represent good long-term value. Foreign investing provides opportunities different from those available in the U.S. and risks, which in some ways may be greater than in U.S. investments.

The Fund may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets and to hedge against currency fluctuations.

S&P 500 Index Fund, Small Cap Index Fund and International Index Fund

Each Equity Index Fund invests all of its assets in a separate series of the Master Fund, each of which is referred to as a "Master Portfolio." Each Master Portfolio has substantially similar investment objectives, strategies, and policies as the corresponding individual Equity Index Fund. Barclays serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio. Barclays and its affiliates invest for their own accounts in the types of securities in which a Master Portfolio may also invest.

Each Master Portfolio invests mostly in stocks, although each may also invest in stock index futures contracts and options on futures contracts. By investing in stocks within its benchmark index, each Master Portfolio avoids the risks of individual stock selection and, instead, tries to match the performance of its respective benchmark index, whether that index goes up or down.

Each Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, a Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

Barclays does not manage the Master Portfolios according to traditional methods of "active" investment management, which involves the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a "passive" or indexing investment approach for each Master Portfolio, attempting to approximate the investment performance of the appropriate benchmark index. Barclays selects stocks for each Master Portfolio so that the overall investment characteristics of each Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of its respective benchmark index.

Each Master Portfolio may invest any assets not invested in stocks that are represented in its benchmark index in:

 . the same type of short-term high quality debt securities in which the Money Market Fund invests (described below);

 . other equity securities that are similar to the stocks making up its benchmark index or that are awaiting disposition after a change in composition of the benchmark index or a rebalancing of the portfolio;

 .  stock index futures contracts, options on such futures contracts; and/or

 .  cash.

Each Master Portfolio may invest in those financial instruments to find a short-term investment for uninvested cash balances or to provide liquid assets for anticipated redemptions by interestholders.

The International Index Master Portfolio may also buy and sell foreign currencies (either for current or future delivery) to facilitate settlements in local markets, in connection with stock index futures positions, and to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or to avoid the effects of anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. The International Index Master Portfolio's currency trans-

                                                 HOW THE FUNDS INVEST continued


actions might not achieve their hedging purpose and the Fund could lose money on these transactions.

The S&P 500 Index Master Portfolio seeks to replicate the total return performance of the S&P 500 Index by investing in all of the securities that make up the S&P 500 Index. However, neither the Russell 2000 Index Master Portfolio nor the International Index Master Portfolio generally hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, both the Russell 2000 Index Master Portfolio and the International Index Master Portfolio attempt to hold a representative sample of the securities in the appropriate benchmark index, which Barclays will select utilizing certain sampling and modeling techniques. These sampling and modeling techniques may not be successful, and may result in the Russell 2000 Index Master Portfolio and the International Index Master Portfolio not tracking their respective indices with the same degree of accuracy that complete replication of the index would provide. As a result of these sampling and modeling techniques, the Master Portfolios and the Equity Index Funds may not have the identical capitalization, industry and fundamental characteristics as their benchmarks. Please refer to the Trust's Statement of Additional Information for a more detailed discussion of the techniques that Barclays employs in selecting the portfolio securities for each of these Master Portfolios.

From time to time, the portfolio composition of the Master Portfolios may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio or International Index Master Portfolio, with a view to bringing the performance and characteristics of each Master Portfolio more closely in line with that of its benchmark index.

Barclays attempts to track the performance of each Master Portfolio's benchmark index, but there is no assurance that Barclays will be successful. The degree to which a Master Portfolio fails to track the performance of its benchmark index is referred to as the "tracking error." Barclays expects that, over time, the tracking error of each Master Portfolio will be less than 5%. Barclays monitors the tracking error of each Master Portfolio on an ongoing basis and seeks to minimize tracking error to the extent possible. There can be no assurance that a Master Portfolio will achieve any particular level of tracking error. For an explanation of "expected tracking error" and more information on this subject, see the Trust's Statement of Additional Information.

Another reason why the performance of the Master Portfolios (and the Equity Index Funds) may not always equal the performance of their benchmark index is because the performance of each benchmark index does not take into account management fees or the other expenses that each Master Portfolio and each Equity Index Fund incurs.

Each Master Portfolio may purchase stock index futures contracts on its benchmark index or a comparable stock index to simulate investment in its benchmark index. This may be done to rapidly gain exposure to the securities comprising its benchmark index in anticipation of purchasing such securities over time, to reduce transaction costs, or to gain exposure to such securities at a lower cost than by making direct investments in the cash market. If a Master Portfolio cannot sell a futures contract that it holds, it may write call and buy put options on the contract to effectively close out or offset the contract. No Master Portfolio will use futures contracts or options on futures contracts for speculation.

Equity and Bond Fund

The Equity and Bond Fund invests in shares of the Equity Fund and the Bond Fund. The Equity and Bond Fund may hold a portion of its assets in U.S. Government securities, short-term paper, or may invest in the Money Market Fund to provide flexibility in meeting redemptions, expenses, and the timing of new investments, and to serve as a short-term defense during periods of unusual volatility.

Bond Fund

The Bond Fund invests primarily in investment grade bonds (e.g., those bonds that S&P or Moody's have rated within their respective four highest rating categories), and in the same types of securities as the Money Market Fund. Under normal circumstances, at least 80% of the Fund's total assets will be invested in investment grade bonds or unrated debt securities that the Manager determines to be of equivalent quality. The Bond Fund may also invest in investment grade mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by financial institutions.

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HOW THE FUNDS INVEST continued



The Bond Fund emphasizes investment grade bonds and usually maintains a duration target of less than 7 years based on expectations about the direction of interest rates and other economic factors. Duration is a measure of sensitivity of bond prices to interest rate movements. The longer the duration of a debt obligation, the more sensitive its value is to changes in interest rates.

In selecting bonds for the Fund, the Manager seeks to maximize current income while minimizing risk and volatility through prudent investment management. Accordingly, the Fund seeks to limit its exposure to very risky or speculative investments by investing primarily in investment grade bonds that offer the potential for attractive returns.

The Fund may also invest up to 20% of its assets in the following securities:

 . Debt securities that S&P or Moody's have rated lower than the four highest rating categories or comparable unrated debt securities. Bonds that are rated lower than BBB by S&P or Baa by Moody's are often referred to as "junk bonds." Rating agencies consider junk bonds to have varying degrees of speculative characteristics. Consequently, although they can be expected to provide higher yields, such securities may be subject to greater market value fluctuations and greater risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. For more information, see "Description of Bond Ratings" in the Statement of Additional Information.

 . Convertible debt securities, convertible preferred stocks and nonconvertible preferred stocks. Convertible securities are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

 . Bond futures contracts, options, credit swaps, interest rate swaps, and other types of derivatives. Losses (or gains) involving futures contracts can sometimes be substantial -- in part because a relatively small price movement in a futures contact may result in an immediate and substantial loss (or gain) for the Fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use futures, options, or other derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund will invest in futures and options to (i) keep cash on hand to meet shareholder redemptions or other needs, while simulating full investment in bonds and/or (ii) reduce the Fund's transaction costs, for hedging purposes or to add value when these instruments are favorably priced.

Money Market fund

In selecting securities for the Money Market Fund, the Manager seeks highly liquid investments that present minimal credit risk. The Fund primarily invests in high quality short-term money market instruments. At least 95% of the Fund's assets must be rated in the highest short-term category by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO, if only one has issued a rating), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories.

The Fund may invest in securities that are not rated by an NRSRO if the Manager determines that such securities are of comparable quality to, and present a comparable amount of risk as, similar securities that have received a rating from an NRSRO.

 What is a nationally recognized statistical rating organization (NRSRO)?

 An NRSRO, such as Moody's or S&P, assigns ratings to securities based on its assessment of the creditworthiness of the issuers. The Statement of Additional Information has a detailed description of the various rating categories.

                                                 HOW THE FUNDS INVEST continued


Among the securities that the Money Market Fund may invest in are the following:

 . Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

 . Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

 .  Repurchase agreements with certain parties.

 . Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

 . Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

 .  Securities backed by mortgages, consumer loans and other assets.

Given the types of securities that the Fund invests in, the level of risk associated with the Fund is lower than most other types of mutual funds. However every investment involves some kind of risk. To the extent that the Fund invests in certain securities (for example, repurchase agreements, when-issued securities or foreign money market securities), the Fund may be affected by additional risks.

Other Risks of Investing in These Funds

Foreign Securities

Investments in foreign securities, including those of foreign governments, involve additional risks not normally present when investing in comparable domestic securities.

Some securities of foreign companies and governments may be traded in the U.S., such as American Depository Receipts ("ADRs"), but most are traded primarily in foreign markets. The risks of investing in foreign securities include:

Currency Risk. For securities that are based in value on foreign currencies (including ADRs), a Fund must buy the local currency to buy a foreign security and sell the same local currency after it sells the security. Therefore, the value of that security to a Fund is affected by the value of the local currency relative to the U.S. currency. As a result, if the value of the local currency falls relative to U.S. currency, the value of that security falls, even if the security has not decreased in value in its home country.

Political and Economic Risk. Foreign investments can be subject to greater political and economic risks. In some countries, there is the risk that the government may take over assets or operations of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries.

Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting stan-
 dards, and auditing practices and requirements may not be comparable to those applicable to the U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, and it may be more difficult to obtain or enforce judgments against foreign entities.

Market Risks. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as tax and custody costs, are generally higher than for domestic transactions.

Particular Risks for Developing Countries. In general, the risks noted above are heightened for developing countries. In addition, certain developing countries have experienced substantial, and in some cases, rapidly fluctuating rates of in-

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

HOW THE FUNDS INVEST continued


flation for a number of years. Inflation has, and may continue to have, a debilitating effect on the underlying economies of these countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

High Yield/High Risk Securities (Junk Bonds)

These securities tend to offer higher yields than higher-rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

High yield fixed-income securities usually present greater risk of loss of income and principal than higher-rated securities. For example, because investors generally perceive that there are greater risks associated with investing in medium- or lower-rated securities, the yields and price of such securities may tend to fluctuate more than those of higher-rated securities. Moreover, in the lower-quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher-quality segments of the fixed-income securities market. The yield and price of medium-to lower-rated securities therefore may experience greater volatility than is the case with higher-rated securities.

Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Funds could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated securities therefore may be less than the prices used in calculating the Fund's net asset value.

How the State Farm LifePath Funds Invest.
The LifePath Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The LifePath Funds (other than the State Farm LifePath Income Fund) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the Fund's name. For example, the State Farm LifePath 2010 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, the State Farm LifePath 2040 Fund is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The State Farm LifePath Income Fund is designed for investors who are currently withdrawing, or who plan to begin withdrawing, a substantial portion of their investment in the near future.

The LifePath Investment Model
Barclays, a subsidiary of BGI, serves as the Master Portfolios' investment adviser. As of December 31, 2003, BGI, including its affiliates, manages over $1 trillion in assets and is the world's largest asset manager for institutions such as major endowments and corporate and government pension plans. BGI pioneered research in asset allocation, indexed investing and investment modeling.

Each LifePath Fund seeks to achieve its objective through an investment strategy that relies on one of Barclays' proprietary investment models. Barclays employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes offered through the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Funds, Barclays focuses on long-term targets and objectives. The progression over time of a LifePath Fund's asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month.

How It Works: Spending Your "Risk Budget" Wisely

One way to understand how the LifePath Funds adjust their asset allocation is to regard the statistically determined risk in each Fund as its "risk budget." Barclays' analysis begins with a statistical determination of how much a hypothetical inves-tor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the Fund's risk budget. This risk budget reflects Barclays' statistical determination of risk, and may not be appropriate to

                                                 HOW THE FUNDS INVEST continued


you in measuring the specific degree of risk you are willing to accept.

Different investment allocations can have the same risk of loss but with different expected returns. Barclays seeks the Fund allocations that offer the highest expected return while keeping within a Fund's statistically determined risk of loss.

Expected returns are not guaranteed returns. They are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely scenarios, but it does not cover all possible losses.

Principal Investments:

The LifePath Funds, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

 .  money market instruments

 .  bonds

 .  stocks, including:

 .  stocks of the largest U.S. companies

 .  stocks of all other publicly traded U.S. companies

 . stocks of issuers located outside the U.S., including those located in emerging markets

 .  real estate investment trusts ("REITs")

Within stocks and bonds are sub-categories of securities:

 . U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

 . Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company's traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

 . U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

HOW THE FUNDS INVEST continued


The following table lists the Underlying Funds in which each Master Portfolio currently may invest and each Master Portfolio's approximate target asset allocation for each Underlying Fund as of March 15, 2004. These percentages will vary over time, and Barclays is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage. Barclays may add, eliminate or replace Underlying Funds at any time.

                                             UNDERLYING FUNDS
                                                            *LifePath  LifePath LifePath LifePath LifePath
                                                            Retirement   2010     2020     2030     2040
----------------------------------------------------------- ---------- -------- -------- -------- --------
DOMESTIC EQUITY FUNDS
Master Investment Portfolio Active Stock Master Portfolio       21%       31%      40%      47%      55%
iShares S&P 500 Index Fund                                       0%        0%       0%       0%       0%
iShares S&P MidCap 400 Index Fund                                2%        2%       3%       3%       4%
iShares Russell MidCap Index Fund                                0%        0%       0%       0%       0%
iShares Russell 2000 Index                                       3%        4%       5%       6%       7%
iShares Cohen & Steers Realty Major Index Fund                   0%        0%       0%       0%       0%
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
iShares MSCI EAFE Index Fund                                     9%       12%      15%      18%      20%
iShares MSCI Emerging Markets Index Fund                         0%        0%       0%       0%       0%
----------------------------------------------------------------------------------------------------------
FIXED-INCOME FUNDS
iShares Lehman U.S. Aggregate Bond Fund                          0%        0%       0%       0%       0%
Master Investment Portfolio CoreAlpha Bond Master Portfolio     65%       51%      36%      25%      14%
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
BGIF Institutional Money Market Fund                             1%        1%       1%       1%       1%
----------------------------------------------------------------------------------------------------------

*Thecorresponding Master Portfolio into which the State Farm LifePath Income
    Fund invests
Note: The allocation percentages may not add to 100% due to rounding

Description of Underlying Funds

Each LifePath Fund may invest in some or all of the Underlying Funds described below. Please refer to the chart above for each Master Portfolio's approximate target asset allocation for each Underlying Fund as of March 15, 2004.

Each of the Underlying Funds that is an ETF seeks to reproduce index returns gross of management fees and other costs, and is not actively managed. Three of the Underlying Funds in which the Master Portfolios may invest are actively managed funds that rely on portfolio managers for investment determinations.

In managing the ETFs, Barclays uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Master Investment Portfolio Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's(R) (S&P) 500 Index. Barclays invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed

                                                 HOW THE FUNDS INVEST continued


to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. Barclays considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

Master Investment Portfolio CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. Barclays invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. Barclays' models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500(R) Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400(R) Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.

iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index(R). The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(R) Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index(R) consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

HOW THE FUNDS INVEST continued



iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE(R) Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index(R) (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Index was developed by MSCI as an equity benchmark for international stock performance. The Index is designed to measure equity market performance in the global emerging markets. The Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the Index. In order to improve its portfolio liquidity and its ability to track the Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the Index. Barclays does not charge portfolio management fees on that portion of the Fund's assets invested in shares of other iShares Funds.

iShares Lehman U.S. Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

                                                 HOW THE FUNDS INVEST continued



"Standard & Poor's (R)," "S&P (R)," "S&P500 (R)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000 (R) Index, Russell Midcap (R) Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(R)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman U.S. Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. ("MSCI") and its affiliates and has been licensed for use for certain purposes by BGI. The iShares MSCI EAFE Index Fund and the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

MANAGING THE INVESTMENTS OF THE FUNDS


Investment Adviser
State Farm Investment Management Corp. (the "Manager") serves as the investment adviser to each Fund. Subject to the supervision of the Board of the Trust, the Manager is responsible for providing administrative services to the Funds, overseeing the day-to-day operations and business affairs of the Trust, and monitoring the performance of each Master Portfolio. The Manager's principal office is located at Three State Farm Plaza, Bloomington, Illinois 61791-0001. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. The Manager is the investment advisor, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. As of December 31, 2003, the Manager was responsible for the management of in excess of $6.8 billion in assets.

The Manager also provides all executive, administrative, clerical and other personnel necessary to operate the Trust and pays the salaries and other costs of employing all these persons. The Manager furnishes the Trust with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses the Manager expressly assumes, including those noted above, each Fund otherwise pays for all of its own expenses.

The Equity Fund, Equity and Bond Fund, Bond Fund and the Money Market Fund are each managed by a team of the Manager's employees (each an "Advisory Team"). Each Advisory Team makes the investment decisions for these Funds, subject to the oversight of the Board of the Trust.

Investment Management of the Equity Index Funds and the LifePath Funds
Each Equity Index Fund and each LifePath Fund invests all of its assets in a Master Portfolio, each of which has substantially similar investment objectives, strategies and risks. The Master Portfolios in which the LifePath Funds invest, in turn, invest in combination of the Underlying Funds. Barclays serves as the investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BFIF Institutional Money Market Fund, which invests in a Master Portfolio advised by Barclays. Barclays and its predecessors have been managing mutual funds since 1973. Barclays is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 2003, Barclays and its affiliates provided investment advisory services for over $1 trillion of assets. For more information regarding Barclays, please read the section entitled "Investment Advisory Agreements - Between Barclays and the Master Portfolios" in the Trust's Statement of Additional Information.

Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the Master Portfolios. Instead, a team of investment professionals at Barclays is responsible for making investment decisions for the Master Portfolios. The Master Portfolios in which the Equity Index Funds invest track their respective indexes. For the Master Portfolios in which the LifePath Funds invest, the team of Barclays' investment professionals evaluates recommendations made by Barclays' proprietary mathematical model. This process reflects Barclays' commitment to an objective and consistent investment management structure.

Investment Sub-Adviser for the Small Cap Equity Fund and International Equity
Fund
The Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. As of December 31, 2003, Capital Guardian provided investment advisory services for over $146 billion of assets. Capital Guardian, an experienced investment management organization founded in 1968, serves as investment adviser to these Funds and other funds. Capital Guardian, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, California 90071. For more information regarding Capital Guardian, please read the section entitled "Investment Advisory Agreements - Between the Manager and Capital Guardian" in the Trust's Statement of Additional Information.

Capital Guardian manages the Small Cap Equity Fund and International Equity Fund using a system of multiple portfolio managers for each Fund. Under this approach, the portfolio of each Fund is divided into segments, each of which is managed by an individual manager. Managers decide how their respective segments will be invested, within the limits provided by a Fund's objective(s) and policies and by Capital Guardian's investment committee. In addition, Capital Guardian's research professionals may make investment decisions for a

                                MANAGING THE INVESTMENTS OF THE FUNDS continued


portion of a Fund's portfolio. The investment decisions for the Small Cap Equity Fund and the International Equity Fund are made by Capital Guardian, subject to the oversight of the Board of the Trust.

Compensating the Manager for its Services
Each Fund pays the Manager an investment advisory and management services fee based upon that Fund's average daily net assets. The fee is accrued daily and paid to the Manager quarterly at the following annual rates:

                                                                Rate of
                 Fund                                         Advisory Fee
-----------------------------------                 ---------------------------------
           Equity Fund                              0.60% of average daily net assets
           Small Cap Equity Fund                    0.80% of average daily net assets
           International Equity
             Fund                                   0.80% of average daily net assets
           S&P 500 Index Fund                       0.20% of average daily net assets
           Small Cap Index Fund                     0.35% of average daily net assets
           International Index Fund                 0.50% of average daily net assets
           Equity and Bond Fund                                   None
           Bond Fund                                0.10% of average daily net assets
           Money Market Fund                        0.10% of average daily net assets
           State Farm LifePath
             Income Fund                            0.70% of average daily net assets
           State Farm LifePath
             2010 Fund                              0.70% of average daily net assets
           State Farm LifePath
             2020 Fund                              0.70% of average daily net assets
           State Farm LifePath
             2030 Fund                              0.70% of average daily net assets
           State Farm LifePath
             2040 Fund                              0.70% of average daily net assets

The Investment Advisory and Management Services Fee for the Equity Index Funds and the LifePath Funds include the management fees and administrative fees of their corresponding Master Portfolio.

Compensating Capital Guardian for its Services
The Manager pays Capital Guardian for its services to the Funds it manages at the rates shown in the table below:

Small Cap Equity Fund:

           On the first $25
             million.................. 0.75% of average daily net assets
           $25 million to $50
             million.................. 0.60% of average daily net assets
           $50 million to
             $100 million............. 0.425% of average daily net assets
           Over $100 million.......... 0.375% of average daily net assets

MANAGING THE INVESTMENTS OF THE FUNDS continued

International Equity Fund:

           On the first $25
             million.................. 0.75% of average daily net assets
           $25 million to $50
             million.................. 0.60% of average daily net assets
           $50 million to
             $250 million............. 0.425% of average daily net assets
           Over $250 million.......... 0.375% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Capital Guardian for companies associated with the Manager are taken into consideration according to Capital Guardian's fee aggregation and discount policies.

Equity Index Funds and LifePath Funds - Compensation in the Master/Feeder Mutual Fund Structure
The Equity Index Funds and LifePath Funds are feeder funds that invest all of their assets in Master Portfolios with substantially similar investment objectives, strategies and risks. Barclays provides investment guidance and policy direction for each Master Portfolio. For its services to the Master Portfolios, Barclays receives annual fees based on the following annual rates:

                      Fund                                          Annual Management Fee
-------------------------------------------------          ---------------------------------------
           S&P 500 Index Master Portfolio                     0.05% of average daily net assets
           Russell 2000 Index Master Portfolio             0.10% of the average daily net assets,
                                                            which includes a 0.02% administrative
                                                                             fee
           International Index Master Portfolio            0.25% of the average daily net assets,
                                                           up to $1billion, which includes a 0.10%
                                                            administrative fee, and 0.17% of the
                                                            average daily net assets thereafter,
                                                            which includes a 0.07% administrative
                                                                             fee
           LifePath Retirement Master Portfolio*              0.35% of average daily net assets
           LifePath 2010 Master Portfolio                     0.35% of average daily net assets
           LifePath 2020 Master Portfolio                     0.35% of average daily net assets
           LifePath 2030 Master Portfolio                     0.35% of average daily net assets
           LifePath 2040 Master Portfolio                     0.35% of average daily net assets

*The Master Portfolio in which the State Farm LifePath Income Fund invests.
For its services to the Underlying Funds in which the LifePath Master Portfolios invest, Barclays receives fees that differ from the fees described for the LifePath Funds in this prospectus. Barclays has agreed to waive the investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, Barclays has agreed to waive from the investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.

Feeder Fund Expenses. Each Equity Index Fund and each LifePath Fund bears its corresponding Master Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.
Feeder Fund Rights. Under the master/feeder structure, the Board of the Trust retains the right to withdraw the assets of an Equity Index Fund or a LifePath Fund from a Master Portfolio if it believes doing so is in the best interests of the Fund and its shareholders. If the Board withdraws assets of any such Fund from a Master Portfolio, it would then consider whether that Fund should invest in another master portfolio or take other action.

SHAREHOLDER INFORMATION

                           Who Can Purchase Shares?

Class R-1, R-2 and R-3 shares are available for purchase or exchange only by individuals or entities who:

 . Enter into a "Retirement Plan Recordkeeping Service Agreement" with Bisys Retirement Services, Inc. (Bisys), and who

 . Intend that the plan for which Bisys is providing administrative services will purchase Fund shares.

Individuals or entities who are eligible to purchase Class R-1, R-2 or R-3 shares are referred to in this prospectus as "Qualified Purchasers." In this prospectus, a Qualified Purchaser is treated as holding all Fund shares allocated to participant accounts within the qualified retirement plan.

The Retirement Plan Recordkeeping Service Agreement requires Bisys to provide administrative and recordkeeping services to the Qualified Purchaser. In return for Bisys' performing administrative and recordkeeping services to the Qualified Purchaser, the Manager and the Qualified Purchaser (or the plan sponsor, if the plan sponsor elects) pay fees to Bisys.

Except as described below for Class R-3 shares, a new Qualified Purchaser or a Qualified Purchaser with assets invested in Class R-1 shares with a fair market value of less than $500,000 may only purchase Class R-1 shares. If a new Qualified Purchaser is investing more than $500,000 in Fund shares, the Qualified Purchaser may purchase Class R-2 shares. On the day when the fair market value of Class R-1 shares held by a Qualified Purchaser exceeds $500,000, Class R-1 shares held by the Qualified Purchaser will automatically convert to Class R-2 shares at the then-prevailing net asset value of each share class. The Qualified Purchaser may then on a prospective basis purchase Class R-2 shares.

A Qualified Purchaser in some instances may hold both Class R-1 and Class R-3 shares. When this occurs, the value of Class R-3 shares will be combined with the value of Class R-1 shares for the purpose of determining the Qualified Purchaser's eligibility to purchase Class R-2 shares. For example, if a Qualified Purchaser holds Class R-1 shares valued at $400,000 and Class R-3 shares valued at $100,000, the Class R-1 shares will convert to Class R-2, and the Qualified Purchaser can purchase Class R-2 shares on a prospective basis.

Class R-3 shares are available to Qualified Purchasers that are sponsored by any of the following persons or for which any of the following persons is the administrator, trustee or fiduciary:

(i) Current insurance agents of the State Farm Insurance Companies and who are also registered representatives of State Farm VP Management Corp. ("Registered State Farm Agents"),

(ii)Agency Field Consultants, ("AFCs"),

(iii)Agency Field Executives ("AFEs"),

(iv)Family members of persons in categories (i)-(iii), and

(v) Effective January 1, 2005, Field Sales Associates (FSAs), Zone Sales Associate Managers (ZSAMs), and the family members of such persons.

"Family member" is defines as:

 .  Spouse

 .  Lineal ascendants including:

   .  parents

   .  grandparents

   .  step-parents

   .  step-grandparents

   .  great grandparents

   .  step-great grandparents

 .  Lineal descendants including:

   .  children

   .  grandchildren

   .  great grandchildren

   .  step children

   .  court appointed foster children

   .  legally adopted children

   .  step-grandchildren

   .  step-great grandchildren

 .  Lineal descendant's spouse

 .  Siblings

SHAREHOLDER INFORMATION continued



   .  brother

   .  sister

   .  step-brother

   .  step-sister

 .  Sibling's spouse


Registered State Farm Agents, AFCs and AFEs (and, effective January 1, 2005, FSAs and ZSAMs) who own (greater than 10%) or participate as an officer or director in a business that sponsors a Qualified Purchaser and the participants of that plan qualify to purchase Class R-3 shares for that plan. Family members (as defined above) of Registered State Farm Agents, AFCs and AFEs (and, effective January 1, 2005, FSAs and ZSAMs) who own a sole proprietorship and who sponsor a Qualified Purchaser and the participants of that plan may purchase Class R-3 shares for that plan.



                  Distribution and Shareholder Servicing Fees


Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which provides that the Funds will pay a distribution fee. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds, other than the Money Market Fund, are subject to a distribution fee up to the following amounts per year calculated based on average daily net assets in the share class:

                                     Class R-1 Class R-2 Class R-3
              ---------------------- --------- --------- ---------
              12b-1 Distribution Fee   0.50%     0.30%     None

Classes R-1 and R-2 of the Money Market Fund are subject to a distribution fee up to 0.40% and 0.20% per year, respectively, of average daily net assets in the share class. No distribution fee applies to Class R-3 of the Money Market Fund. The Equity and Bond Fund does not pay a 12b-1 fee as a result of its investment in the Equity Fund and the Bond Fund. The distribution fee is payable to State Farm VP Management Corp. to reimburse it for services and expenses incurred in connection with the distribution of Fund shares, including unreimbursed expenses incurred in years prior to the year of payment. These expenses include payments to State Farm VP Management Corp. Registered Representatives, expenses of printing and distributing prospectuses to persons other than Fund shareholders, and expenses of preparing, printing and distributing advertising and sales literature.

Class R-1, R-2 and R-3 shares of each Fund pay a shareholder servicing fee of 0.32% per year of the average daily net assets of that Class to the Manager for maintaining shareholder accounts and records, answering questions regarding the Funds, assisting shareholders with transactions and such other services as the Trust may request. The shareholder servicing fee charged to Class R-1, R-2 and R-3 decreases to 0.27% of average daily net assets in excess $1 billion in the R-1, R-2 and R-3 share classes. The Manager has contracted with Bisys to provide shareholder services, which include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. The Manager and State Farm VP Management Corp. may profit from the shareholder servicing and 12b-1 fees.




                          Calculating Net Asset Value



The offering price of the shares of each Fund is its NAV. NAV is calculated by adding all of the assets of a Fund, subtracting the Fund's liabilities, then dividing by the number of outstanding shares. A separate NAV is calculated for each class of each Fund. We calculate the NAV of the Equity Index Funds and the LifePath Funds based on the NAVs of each corresponding Master Portfolio. Each are calculated on the same day and determined as of 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.


The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. Each Fund values its assets at their current market value when market quotations are readily available. If a market value cannot be established, the Board of the Trust values assets in accordance with procedures approved by the Board of Trustees. Money market securities, other than U.S. Treasury securities, that mature within 60 days or less are valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

                                              SHAREHOLDER INFORMATION continued



All investments by the International Equity Fund and International Index Fund are valued in U.S. dollars based on the then prevailing exchange rate. Because each of these international funds invest in securities that are listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities owned by these Funds may change on days when you will not be able to purchase or redeem the shares. Specific information about how the Funds value certain assets is set forth in the Statement of Additional Information.

Investments in a Master Portfolio are valued based on an interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets as next determined after an order is received in proper form. The aggregate NAV of each Master Portfolio (i.e., the value of it's assets less liabilities) is determined as of 4:00 p.m. (Eastern time) on each day the NYSE is open for business. The Master Portfolio's investments are valued each business day, typically by using available market quotations or at fair value determined in good faith by the Master Fund's Board of Trustees.


                     How To Buy, Exchange or Redeem Shares



As a participant in a plan that is a Qualified Purchaser, you should refer to documents provided by your plan sponsor or administrator for information related to buying, exchanging or redeeming Fund shares. You may generally exchange shares of a Fund offered in this prospectus for shares of the same class of another Fund offered in this prospectus. For participant directed 401(k) retirement plans that have entered into a Retirement Plan Recordkeeping Services Agreement with Bisys, exchanges between Funds are limited to one per quarter if the plan document is silent.


The Trust has authorized Bisys and other organizations Bisys designates as authorized agents (collectively "authorized agents") to accept purchase, exchange and redemption orders on behalf of the Trust. An order received by an authorized agent in good order will be deemed to have been accepted by the Trust. When you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund's NAV per share next calculated after receipt and acceptance of the order by the authorized agent.

Anti-Money Laundering Compliance. The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if you are not a U.S. resident or it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds or an authorized agent believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds or an authorized agent also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds or an authorized agent to inform the shareholder that it has taken the actions described above.


                        Excessive Trading/Market Timing


The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

An investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transactions into or between mutual funds on a frequent, short term basis, in anticipation of short term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

Bisys and the Trust attempt to identify and discourage market timing because the short-term trading costs associated with such trading are borne by all Fund shareowners. The Trust has adopted the following policies to discourage market timing:

 . Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

SHAREHOLDER INFORMATION continued



 . The documents provided by your plan sponsor or administrator may limit the number of times that you can exchange out of a Fund and into another Fund. If the documents provided by your plan sponsor or administrator do not limit the number of times that you can exchange out of a Fund and into another Fund, you are limited to one exchange per calendar quarter per Fund.

There is no guarantee that the Funds will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. Certain shares of the Funds are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Funds typically are not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Funds' agents' ability to identify or terminate frequent trading activity, and the techniques used by the Funds and its agents are not anticipated to identify all frequent trading.

DIVIDENDS,
DISTRIBUTIONS
AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Equity Fund, Equity Index Funds, Small Cap Equity Fund, Equity and Bond Fund, International Equity Fund and the LifePath Funds declare and pay dividends and capital gain distributions, if any, at least annually.

The Bond Fund and the Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

If the Manager has not received payment for your purchase of shares of the Bond Fund or the Money Market Fund, you will not be credited with any declared daily dividend until the day on which the Manager receives the payment.

All dividends and capital gain distributions paid to retirement plan shareholders are automatically reinvested in shares of that Fund on the reinvestment date.

Taxes for Tax-Qualified Accounts. Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund's tax consequences that is specific to you.

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the financial performance of each Fund. The Trust expects to begin selling Class R-1, R-2 and R-3 shares in October of 2004. As of June 30, 2004, the Trust had not issued Class R-1, R-2 or R-3 shares. For each Fund, financial highlights are shown for Class A shares for the periods indicated. Performance for the Class R-1, R-2 and R-3 shares will differ from performance of the Class A shares due to the different level of expenses that apply to each share class.



Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except for the information related to the six months ended June 30, 2004, this information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the December 31, 2003 annual report. The annual report and the semi-annual report may be obtained from the Funds upon request without charge.


(For a share outstanding throughout the period):

                                  Equity Fund




                                                                             Class A Shares
                                                      ------------------------------------------------------------
                                                                                                       From
                                                                                                   commencement
                                                                                                   of investment
                                                                                                    operations
                                                                                                    October 31,
                                                      Six months ended         Year ended             2000 to
                                                       June 30, 2004          December 31,         December 31,
                                                        (Unaudited)     2003     2002      2001        2000
----------------------------------------------------- ---------------- ------  -------   -------   -------------

Net asset value, beginning of period
                                                           $8.00
                                                                       $ 6.55
                                                                               $  8.10
                                                                                         $  9.47
                                                                                                      $10.00

Income from Investment Operations

Net investment income/(a)/
                                                            0.03
                                                                         0.05
                                                                                  0.04
                                                                                            0.02
                                                                                                        0.01

Net gain (loss) on investments (both realized
  and unrealized)
                                                            0.18
                                                                         1.44
                                                                                 (1.56)
                                                                                           (1.39)
                                                                                                       (0.53)
                                                           -----       ------  -------   -------      ------

Total from investment operations
                                                            0.21
                                                                         1.49
                                                                                 (1.52)
                                                                                           (1.37)
                                                                                                       (0.52)
                                                           -----       ------  -------   -------      ------

Less Distributions

Net investment income
                                                              --
                                                                        (0.04)
                                                                                 (0.03)
                                                                                              --
                                                                                                       (0.01)
                                                           -----       ------  -------   -------      ------

Total distributions
                                                              --
                                                                        (0.04)
                                                                                 (0.03)
                                                                                              --
                                                                                                       (0.01)
                                                           -----       ------  -------   -------      ------

Net asset value, end of period
                                                           $8.21
                                                                       $ 8.00
                                                                               $  6.55
                                                                                         $  8.10
                                                                                                      $ 9.47
                                                           =====       ======  =======   =======      ======

Total Return/(b)/
                                                            2.63%
                                                                        22.81%
                                                                                (18.75)%
                                                                                          (14.47)%
                                                                                                       (5.17)%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $89.3
                                                                       $ 74.4
                                                                               $  29.2
                                                                                         $  13.6
                                                                                                      $ 24.2

Average net asset ratios assuming expense limitations

Expenses
                                                            1.17%/(c)/
                                                                         1.20%
                                                                                  1.20%
                                                                                            1.20%
                                                                                                        0.81%/(c)/

Net investment income
                                                            0.71%/(c)/
                                                                         0.72%
                                                                                  0.58%
                                                                                            0.22%
                                                                                                        0.86%/(c)/

Average net asset ratios absent expense limitations

Expenses
                                                            1.17%/(c)/
                                                                         1.23%
                                                                                  1.24%
                                                                                            1.27%
                                                                                                        0.81%/(c)/

Net investment income
                                                            0.71%/(c)/
                                                                         0.69%
                                                                                  0.54%
                                                                                            0.15%
                                                                                                        0.86%/(c)/

Portfolio turnover rate
                                                               1%/(c)/
                                                                            1%
                                                                                     3%
                                                                                               1%
                                                                                                           0%/(c)/

--------------

(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.


(b)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(c)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                             Small Cap Equity Fund




                                                                              Class A Shares
                                                      --------------------------------------------------------------
                                                                                                         From
                                                                                                     commencement
                                                                                                     of investment
                                                                                                      operations
                                                                                                      December 5,
                                                      Six months ended           Year ended             2000 to
                                                       June 30, 2004            December 31,         December 31,
                                                        (Unaudited)        2003     2002      2001       2000
----------------------------------------------------- ----------------   ------   -------   ------   -------------

Net asset value, beginning of period
                                                           $ 9.84
                                                                         $ 7.06
                                                                                  $  9.56
                                                                                            $ 9.78
                                                                                                        $10.00

Income from Investment Operations

Net investment income/(a)/
                                                            (0.03)
                                                                          (0.03)
                                                                                    (0.02)
                                                                                             (0.04)
                                                                                                          0.01

Net gain (loss) on investments (both realized
  and unrealized)
                                                             0.01
                                                                           2.81
                                                                                    (2.48)
                                                                                             (0.17)
                                                                                                         (0.22)
                                                           ------        ------   -------   ------      ------

Total from investment operations
                                                            (0.02)
                                                                           2.78
                                                                                    (2.50)
                                                                                             (0.21)
                                                                                                         (0.21)
                                                           ------        ------   -------   ------      ------

Less Distributions

Net investment income/(b)/
                                                               --
                                                                             --
                                                                                       --
                                                                                                --
                                                                                                         (0.01)

Net realized gain
                                                               --
                                                                             --
                                                                                       --
                                                                                             (0.01)
                                                                                                            --
                                                           ------        ------   -------   ------      ------

Total distributions
                                                               --
                                                                             --
                                                                                       --
                                                                                             (0.01)
                                                                                                         (0.01)
                                                           ------        ------   -------   ------      ------

Net asset value, end of period
                                                           $ 9.82
                                                                         $ 9.84
                                                                                  $  7.06
                                                                                            $ 9.56
                                                                                                        $ 9.78
                                                           ======        ======   =======   ======      ======

Total Return/(c)/
                                                            (0.20)%
                                                                          39.38%
                                                                                   (26.15)%
                                                                                             (2.14)%
                                                                                                         (2.13)%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $ 61.2
                                                                         $ 55.8
                                                                                  $  25.8
                                                                                            $ 26.6
                                                                                                        $ 24.5

Average net asset ratios assuming expense limitations

Expenses
                                                             1.40%/(d)/
                                                                           1.40%
                                                                                     1.40%
                                                                                              1.40%
                                                                                                          1.40%/(d)/

Net investment income
                                                            (0.52)%/(d)/
                                                                          (0.31)%
                                                                                    (0.29)%
                                                                                             (0.42)%
                                                                                                          1.02%/(d)/

Average net asset ratios absent expense limitations

Expenses
                                                             1.42%/(d)/
                                                                           1.48%
                                                                                     1.48%
                                                                                              1.48%
                                                                                                          1.55%/(d)/

Net investment income
                                                            (0.54)%/(d)/
                                                                          (0.39)%
                                                                                    (0.37)%
                                                                                             (0.50)%
                                                                                                          0.87%/(d)/

Portfolio turnover rate
                                                               35%/(d)/
                                                                             33%
                                                                                       29%
                                                                                                44%
                                                                                                            15%/(d)/

--------------

(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.


(b)Distributions representing less than $.01 per share were made in 2001.


(c)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(d)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                           International Equity Fund




                                                                             Class A Shares
                                                      ------------------------------------------------------------
                                                                                                       From
                                                                                                   commencement
                                                                                                   of investment
                                                                                                    operations
                                                                                                    December 5,
                                                      Six months ended         Year ended             2000 to
                                                       June 30, 2004          December 31,         December 31,
                                                        (Unaudited)     2003     2002      2001        2000
----------------------------------------------------- ---------------- ------  -------   -------   -------------

Net asset value, beginning of period
                                                           $8.39
                                                                       $ 6.34
                                                                               $  7.77
                                                                                         $  9.64
                                                                                                      $10.00

Income from Investment Operations

Net investment income/(a)/
                                                            0.05
                                                                         0.03
                                                                                  0.02
                                                                                              --
                                                                                                          --

Net gain (loss) on investments (both realized
  and unrealized)
                                                            0.05
                                                                         2.10
                                                                                 (1.35)
                                                                                           (1.87)
                                                                                                       (0.36)
                                                           -----       ------  -------   -------      ------

Total from investment operations
                                                            0.10
                                                                         2.13
                                                                                 (1.33)
                                                                                           (1.87)
                                                                                                       (0.36)
                                                           -----       ------  -------   -------      ------

Less Distributions

Net investment income/(b)/
                                                              --
                                                                        (0.08)
                                                                                 (0.10)
                                                                                              --
                                                                                                          --

Net realized gain/(c)/
                                                              --
                                                                           --
                                                                                    --
                                                                                              --
                                                                                                          --
                                                           -----       ------  -------   -------      ------

Total distributions
                                                              --
                                                                        (0.08)
                                                                                 (0.10)
                                                                                              --
                                                                                                          --
                                                           -----       ------  -------   -------      ------

Net asset value, end of period
                                                           $8.49
                                                                       $ 8.39
                                                                               $  6.34
                                                                                         $  7.77
                                                                                                      $ 9.64
                                                           =====       ======  =======   =======      ======

Total Return/(d)/
                                                            1.19%
                                                                        33.61%
                                                                                (17.17)%
                                                                                          (19.35)%
                                                                                                       (3.56)%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $31.9
                                                                       $ 29.1
                                                                               $  18.4
                                                                                         $  20.8
                                                                                                      $ 24.1

Average net asset ratios assuming expense limitations

Expenses
                                                            1.50%/(e)/
                                                                         1.50%
                                                                                  1.50%
                                                                                            1.50%
                                                                                                        1.50%/(e)/

Net investment income
                                                            1.08%/(e)/
                                                                         0.45%
                                                                                  0.23%
                                                                                            0.05%
                                                                                                        0.71%/(e)/

Average net asset ratios absent expense limitations

Expenses
                                                            1.64%/(e)/
                                                                         1.91%
                                                                                  2.00%
                                                                                            1.75%
                                                                                                        2.05%/(e)/

Net investment income
                                                            0.94%/(e)/
                                                                         0.04%
                                                                                 (0.27)%
                                                                                           (0.20)%
                                                                                                        0.16%/(e)/

Portfolio turnover rate
                                                              23%/(e)/
                                                                           16%
                                                                                    24%
                                                                                              26%
                                                                                                           6%/(e)/

--------------

(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.


(b)Distributions represent less than $0.01 per share in 2001 and 2000.


(c)Distributions represent less than $0.01 per share in 2001.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                              S&P 500 Index Fund




                                                                              Class A Shares
                                                      --------------------------------------------------------------
                                                                                                        From
                                                                                                    commencement
                                                                                                    of investment
                                                                                                     operations
                                                                                                    December 18,
                                                      Six months ended          Year ended             2000 to
                                                       June 30, 2004           December 31,         December 31,
                                                        (Unaudited)      2003     2002      2001        2000
----------------------------------------------------- ----------------  ------  -------   -------   -------------

Net asset value, beginning of period
                                                           $ 8.43
                                                                        $ 6.66
                                                                                $  8.66
                                                                                          $  9.98
                                                                                                       $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                             0.04
                                                                          0.07
                                                                                   0.06
                                                                                             0.05
                                                                                                           --

Net gain (loss) on investments (both realized
  and unrealized)/(a)/
                                                             0.22
                                                                          1.75
                                                                                  (2.02)
                                                                                            (1.33)
                                                                                                        (0.02)
                                                           ------       ------  -------   -------      ------

Total from investment operations
                                                             0.26
                                                                          1.82
                                                                                  (1.96)
                                                                                            (1.28)
                                                                                                        (0.02)
                                                           ------       ------  -------   -------      ------

Less Distributions

Net investment income/(c)/
                                                               --
                                                                         (0.05)
                                                                                  (0.04)
                                                                                            (0.04)
                                                                                                           --

Net realized gain/(d)/
                                                               --
                                                                            --
                                                                                     --
                                                                                               --
                                                                                                           --
                                                           ------       ------  -------   -------      ------

Total distributions
                                                               --
                                                                         (0.05)
                                                                                  (0.04)
                                                                                            (0.04)
                                                                                                           --
                                                           ------       ------  -------   -------      ------

Net asset value, end of period
                                                           $ 8.69
                                                                        $ 8.43
                                                                                $  6.66
                                                                                          $  8.66
                                                                                                       $ 9.98
                                                           ======       ======  =======   =======      ======
Total Return/(e)/                                            3.08%       27.39%  (22.60)%  (12.75)%     (0.19)%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $251.0
                                                                        $184.3
                                                                                $  62.9
                                                                                          $  32.4
                                                                                                       $ 25.0

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                             0.80%/(f)/
                                                                          0.80%
                                                                                   0.80%
                                                                                             0.80%
                                                                                                         0.80%/(f)/

Net investment income/(a)/
                                                             0.85%/(f)/
                                                                          0.99%
                                                                                   0.88%
                                                                                             0.57%
                                                                                                         0.41%/(f)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                             0.80%/(f)/
                                                                          0.89%
                                                                                   0.86%
                                                                                             0.90%
                                                                                                         2.96%/(f)/

Net investment income/(a)/
                                                             0.85%/(f)/
                                                                          0.90%
                                                                                   0.82%
                                                                                             0.47%
                                                                                                        (1.75)%/(f)/

Portfolio turnover rate/(g)/
                                                                6%
                                                                             8%
                                                                                     12%
                                                                                                9%
                                                                                                           10%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.05% and 1.58%, respectively, for the six months ended June 30, 2004.


(b)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.


(c)Distributions represent less than $0.01 per share in 2000.


(d)Distributions represent less than $0.01 per share in 2001.


(e)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(f)Determined on an annualized basis.


(g)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2000 represents the entire year.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                             Small Cap Index Fund




                                                                            Class A Shares
                                                      -----------------------------------------------------------
                                                                                                      From
                                                                                                  commencement
                                                                                                  of investment
                                                                                                   operations
                                                                                                  December 18,
                                                      Six months ended         Year ended            2000 to
                                                       June 30, 2004          December 31,        December 31,
                                                        (Unaudited)      2003     2002     2001       2000
----------------------------------------------------- ----------------  ------  -------   ------  -------------

Net asset value, beginning of period
                                                           $11.69
                                                                        $ 8.14
                                                                                $ 10.37
                                                                                          $10.43
                                                                                                     $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                             0.01
                                                                          0.04
                                                                                   0.05
                                                                                            0.06
                                                                                                       0.01

Net gain (loss) on investments (both realized
  and unrealized)/(a)/
                                                             0.72
                                                                          3.60
                                                                                  (2.23)
                                                                                            0.10
                                                                                                       0.43
                                                           ------       ------  -------   ------     ------

Total from investment operations
                                                             0.73
                                                                          3.64
                                                                                  (2.18)
                                                                                            0.16
                                                                                                       0.44
                                                           ------       ------  -------   ------     ------

Less Distributions

Net investment income/(c)/
                                                               --
                                                                         (0.04)
                                                                                     --
                                                                                           (0.07)
                                                                                                      (0.01)

Net realized gain
                                                               --
                                                                         (0.05)
                                                                                  (0.05)
                                                                                           (0.15)
                                                                                                         --
                                                           ------       ------  -------   ------     ------

Total distributions
                                                               --
                                                                         (0.09)
                                                                                  (0.05)
                                                                                           (0.22)
                                                                                                      (0.01)
                                                           ------       ------  -------   ------     ------

Net asset value, end of period
                                                           $12.42
                                                                        $11.69
                                                                                $  8.14
                                                                                          $10.37
                                                                                                     $10.43
                                                           ======       ======  =======   ======     ======

Total Return/(d)/
                                                             6.24%
                                                                         44.70%
                                                                                 (21.06)%
                                                                                            1.42%
                                                                                                       4.36%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $116.3
                                                                        $ 87.6
                                                                                $  34.0
                                                                                          $ 29.4
                                                                                                     $ 26.1

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                             0.95%/(e)/
                                                                          0.95%
                                                                                   0.95%
                                                                                            0.95%
                                                                                                       0.95%/(e)/

Net investment income/(a)/
                                                             0.24%/(e)/
                                                                          0.42%
                                                                                   0.53%
                                                                                            0.61%
                                                                                                       2.75%/(e)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                             0.96%/(e)/
                                                                          1.11%
                                                                                   1.05%
                                                                                            1.08%
                                                                                                       3.21%/(e)/

Net investment income/(a)/
                                                             0.23%/(e)/
                                                                          0.26%
                                                                                   0.43%
                                                                                            0.48%
                                                                                                       0.51%/(e)/

Portfolio turnover rate/(f)/
                                                               18%
                                                                            48%
                                                                                     28%
                                                                                              46%
                                                                                                          0%

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.10% and 1.09%, respectively, for the six months ended June 30, 2004.


(b)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.


(c)Distributions represent less than $0.01 per share in 2002.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2000 rounds to less than 1% for the one year period.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                           International Index Fund




                                                                              Class A Shares
                                                      ---------------------------------------------------------------
                                                                                                        From
                                                                                                    commencement
                                                                                                    of investment
                                                                                                     operations
                                                                                                    December 18,
                                                      Six months ended          Year ended             2000 to
                                                       June 30, 2004           December 31,         December 31,
                                                        (Unaudited)     2003      2002      2001        2000
----------------------------------------------------- ---------------- ------  --------   -------   -------------

Net asset value, beginning of period
                                                           $8.74
                                                                       $ 6.45
                                                                                $  7.87
                                                                                          $ 10.15
                                                                                                        $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                            0.10
                                                                         0.09
                                                                                   0.08
                                                                                             0.05
                                                                                                            --

Net gain (loss) on investments (both realized
  and unrealized)/(a)/
                                                            0.33
                                                                         2.29
                                                                                  (1.43)
                                                                                            (2.31)
                                                                                                          0.15
                                                           -----       ------  --------   -------      -------

Total from investment operations
                                                            0.43
                                                                         2.38
                                                                                  (1.35)
                                                                                            (2.26)
                                                                                                          0.15
                                                           -----       ------  --------   -------      -------

Less Distributions

Net investment income/(c)/
                                                              --
                                                                        (0.09)
                                                                                  (0.07)
                                                                                            (0.02)
                                                                                                            --

Net realized gain/(d)/
                                                              --
                                                                           --
                                                                                     --
                                                                                               --
                                                                                                            --
                                                           -----       ------  --------   -------      -------

Total distributions
                                                              --
                                                                        (0.09)
                                                                                  (0.07)
                                                                                            (0.02)
                                                                                                            --
                                                           -----       ------  --------   -------      -------

Net asset value, end of period
                                                           $9.17
                                                                       $ 8.74
                                                                                $  6.45
                                                                                          $  7.87
                                                                                                        $10.15
                                                           =====       ======  ========   =======      =======

Total Return/(e)/
                                                            4.92%
                                                                        36.95%
                                                                                 (17.08)%
                                                                                           (22.19)%
                                                                                                          1.50%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $45.8
                                                                       $ 36.0
                                                                                $  19.5
                                                                                          $  21.0
                                                                                                        $ 25.4

Average net asset ratios assuming expense limitations

Expenses/(a)/
                                                            1.15%/(f)/
                                                                         1.15%
                                                                                   1.15%
                                                                                             1.15%
                                                                                                          1.15%/(f)/

Net investment income/(a)/
                                                            2.22%/(f)/
                                                                         1.29%
                                                                                   1.06%
                                                                                             0.59%
                                                                                                          0.67%/(f)/

Average net asset ratios absent expense limitations

Expenses/(a)/
                                                            1.20%/(f)/
                                                                         1.35%
                                                                                   1.27%
                                                                                             1.29%
                                                                                                          3.36%/(f)/

Net investment income/(a)/
                                                            2.17%/(f)/
                                                                         1.09%
                                                                                   0.94%
                                                                                             0.45%
                                                                                                         (1.54)%/(f)/

Portfolio turnover rate/(g)/
                                                              23%
                                                                           18%
                                                                                    20%//
                                                                                                7%
                                                                                                           45%//

--------------

(a)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.25% and 2.51%, respectively, for the six months ended June 30, 2004.


(b)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.


(c)Distributions represent less than $0.01 per share in 2000.


(d)Distributions representing less than $0.01 per share were made in 2001.


(e)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(f)Determined on an annualized basis.


(g)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2000 represents the entire year.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                             Equity and Bond Fund


                                                                               Class A Shares
                                                      ----------------------------------------------------------------
                                                                                                           From
                                                                                                       commencement
                                                                                                       of investment
                                                                                                        operations
                                                                                                        October 31,
                                                      Six months ended            Year ended              2000 to
                                                       June 30, 2004             December 31,          December 31,
                                                        (Unaudited)         2003       2002     2001       2000
----------------------------------------------------- ----------------  ------       ------   ------   -------------

Net asset value, beginning of period
                                                           $ 9.14
                                                                        $ 8.10
                                                                                     $ 8.98
                                                                                              $ 9.78
                                                                                                          $10.00

Income from Investment Operations

Net investment income/(a)/
                                                             0.06
                                                                          0.16
                                                                                       0.19
                                                                                                0.24
                                                                                                            0.05

Net gain (loss) on investments (both realized
  and unrealized)
                                                             0.08
                                                                          1.03
                                                                                      (0.97)
                                                                                               (0.79)
                                                                                                           (0.22)
                                                           ------       ------       ------   ------      ------

Total from investment operations
                                                             0.14
                                                                          1.19
                                                                                      (0.78)
                                                                                               (0.55)
                                                                                                           (0.17)
                                                           ------       ------       ------   ------      ------

Less Distributions

Net investment income
                                                            (0.05)
                                                                         (0.15)
                                                                                      (0.10)
                                                                                               (0.23)
                                                                                                           (0.05)

Net realized gain/(b)/
                                                               --
                                                                            --
                                                                                         --
                                                                                               (0.02)
                                                                                                              --
                                                           ------       ------       ------   ------      ------

Total distributions
                                                            (0.05)
                                                                         (0.15)
                                                                                      (0.10)
                                                                                               (0.25)
                                                                                                           (0.05)
                                                           ------       ------       ------   ------      ------

Net asset value, end of period
                                                           $ 9.23
                                                                        $ 9.14
                                                                                     $ 8.10
                                                                                              $ 8.98
                                                                                                          $ 9.78
                                                           ======       ======       ======   ======      ======

Total Return/(c)/
                                                             1.58%
                                                                         14.70%
                                                                                      (7.93)%
                                                                                               (5.67)%
                                                                                                           (1.71)%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $ 95.7
                                                                        $ 83.0
                                                                                     $ 48.6
                                                                                              $ 29.3
                                                                                                          $ 24.6

Average net asset ratios assuming expense limitations

Expenses
                                                             0.50%/(d)/
                                                                          0.50%
                                                                                       0.50%
                                                                                                0.09%
                                                                                                            0.00%/(d)/

Net investment income
                                                             1.22%/(d)/
                                                                          1.89%
                                                                                       2.30%
                                                                                                2.62%
                                                                                                            3.04%/(d)/

Average net asset ratios absent expense limitations

Expenses
                                                             0.58%/(d)/
                                                                          0.61%
                                                                                       0.61%
                                                                                                0.21%
                                                                                                            0.21%/(d)/

Net investment income
                                                             1.14%/(d)/
                                                                          1.78%
                                                                                       2.19%
                                                                                                2.50%
                                                                                                            2.83%/(d)/

Portfolio turnover rate
                                                                0%/(d)/
                                                                             0%/(e)/
                                                                                          3%
                                                                                                   6%
                                                                                                              11%/(d)/

--------------

(a)Beginning in 2001, average shares outstanding for the period were used to calculate net investment income per share.


(b)Distributions represent less than $0.01 per share in 2003 and 2002.


(c)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(d)Determined on an annualized basis.


(e)Represents less than 0.5% in 2003.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

                                   Bond Fund


                                                                           Class A Shares
                                                      ---------------------------------------------------------
                                                                                                    From
                                                                                                commencement
                                                                                                of investment
                                                                                                 operations
                                                                                                 October 31,
                                                      Six months ended        Year ended           2000 to
                                                       June 30, 2004         December 31,       December 31,
                                                        (Unaudited)      2003    2002    2001       2000
----------------------------------------------------- ----------------  ------  ------  ------  -------------

Net asset value, beginning of period
                                                           $10.66
                                                                        $10.73
                                                                                $10.35
                                                                                        $10.25
                                                                                                   $10.00

Income from Investment Operations

Net investment income
                                                             0.20
                                                                          0.40
                                                                                  0.51
                                                                                          0.60
                                                                                                     0.10

Net gain (loss) on investments (both realized
  and unrealized)
                                                            (0.22)
                                                                         (0.07)
                                                                                  0.40
                                                                                          0.14
                                                                                                     0.25
                                                           ------       ------  ------  ------     ------

Total from investment operations
                                                            (0.22)
                                                                          0.33
                                                                                  0.91
                                                                                          0.74
                                                                                                     0.35
                                                           ------       ------  ------  ------     ------

Less Distributions

Net investment income
                                                            (0.20)
                                                                         (0.40)
                                                                                 (0.51)
                                                                                         (0.60)
                                                                                                    (0.10)

Net realized gain
                                                               --
                                                                            --
                                                                                 (0.02)
                                                                                         (0.04)
                                                                                                       --
                                                           ------       ------  ------  ------     ------

Total distributions
                                                            (0.20)
                                                                         (0.40)
                                                                                 (0.53)
                                                                                         (0.64)
                                                                                                    (0.10)
                                                           ------       ------  ------  ------     ------

Net asset value, end of period
                                                           $10.44
                                                                        $10.66
                                                                                $10.73
                                                                                        $10.35
                                                                                                   $10.25
                                                           ======       ======  ======  ======     ======

Total Return/(a)/
                                                            (0.21)%
                                                                          3.16%
                                                                                  9.02%
                                                                                          7.42%
                                                                                                     3.54%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $111.1
                                                                        $101.2
                                                                                $ 55.8
                                                                                        $ 21.0
                                                                                                   $ 25.5

Average net asset ratios assuming expense limitations

Expenses
                                                             0.69%/(b)/
                                                                          0.70%
                                                                                  0.70%
                                                                                          0.70%
                                                                                                     0.29%/(b)/

Net investment income
                                                             3.76%/(b)/
                                                                          3.76%
                                                                                  4.80%
                                                                                          5.74%
                                                                                                     6.35%/(b)/

Average net asset ratios absent expense limitations

Expenses
                                                             0.69%/(b)/
                                                                          0.70%
                                                                                  0.71%
                                                                                          0.73%
                                                                                                     0.29%/(b)/

Net investment income
                                                             3.76%/(b)/
                                                                          3.75%
                                                                                  4.79%
                                                                                          5.71%
                                                                                                     6.35%/(b)/

Portfolio turnover rate
                                                               13%/(b)/
                                                                            18%
                                                                                    15%
                                                                                            26%
                                                                                                      190%/(b)/

--------------

(a)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(b)Determined on an annualized basis.

FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout the period):

                               Money Market Fund




                                                                              Class A
                                                      --------------------------------------------------
                                                                                                   From
                                                                                               commencement
                                                                                               of investment
                                                                                                operations
                                                                                               December 12,
                                                      Six months ended       Year Ended           2000 to
                                                       June 30, 2004        December 31,       December 31,
                                                        (Unaudited)     2003    2002    2001       2000
----------------------------------------------------- ---------------- ------  ------  ------  -------------

Net asset value, beginning of period
                                                           $1.00
                                                                       $ 1.00
                                                                               $ 1.00
                                                                                       $ 1.00
                                                                                                   $1.00

Income from Investment Operations

Net investment income/(a)/
                                                              --
                                                                         0.01
                                                                                 0.01
                                                                                         0.04
                                                                                                      --
                                                           -----       ------  ------  ------      -----

Total from investment operations
                                                              --
                                                                         0.01
                                                                                 0.01
                                                                                         0.04
                                                                                                      --
                                                           -----       ------  ------  ------      -----

Less Distributions

Net investment income/(a)/
                                                              --
                                                                        (0.01)
                                                                                (0.01)
                                                                                        (0.04)
                                                                                                      --
                                                           -----       ------  ------  ------      -----

Total distributions
                                                              --
                                                                        (0.01)
                                                                                (0.01)
                                                                                        (0.04)
                                                                                                      --
                                                           -----       ------  ------  ------      -----

Net asset value, end of period
                                                           $1.00
                                                                       $ 1.00
                                                                               $ 1.00
                                                                                       $ 1.00
                                                                                                   $1.00
                                                           =====       ======  ======  ======      =====

Total Return/(b)/
                                                            0.21%
                                                                         0.54%
                                                                                 1.14%
                                                                                         3.62%
                                                                                                    0.29%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                           $71.0
                                                                       $ 65.1
                                                                               $ 36.2
                                                                                       $ 11.0
                                                                                                   $ 5.0

Average net asset ratios assuming expense limitations

Expenses
                                                            0.60%/(c)/
                                                                         0.60%
                                                                                 0.60%
                                                                                         0.60%
                                                                                                    0.60%/(c)/

Net investment income
                                                            0.43/(c)/
                                                                         0.52%
                                                                                 1.10%
                                                                                         3.22%
                                                                                                    5.94%/(c)/

Average net asset ratios absent expense limitations

Expenses
                                                            0.62%/(c)/
                                                                         0.65%
                                                                                 0.71%
                                                                                         0.84%
                                                                                                    1.93%/(c)/

Net investment income
                                                            0.41%/(c)/
                                                                         0.47%
                                                                                 0.99%
                                                                                         2.98%
                                                                                                    4.61%/(c)/

--------------

(a)Net investment income and distributions represent less than $0.01 per share for the period ended June 30, 2004 and the period ended December 31, 2000.


(b)Total return is not annualized for periods that are less than a full year.


(c)Determined on an annualized basis.

                                                 FINANCIAL HIGHLIGHTS continued



(For a share outstanding throughout each period):

               State Farm Mutual Fund Trust LifePath Income Fund




                                                                                        Class A Shares
                                                                          ------------------------------------------
                                                                                               From commencement
                                                                          Six months ended  of investment operations
                                                                           June 30, 2004         May 9, 2003 to
                                                                            (Unaudited)        December 31, 2003
------------------------------------------------------------------------- ----------------  ------------------------

Net asset value, beginning of period
                                                                               $10.82
                                                                                                     $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                                 0.06
                                                                                                       0.07

Net gain (loss) on investments (both realized and unrealized)
                                                                                   --
                                                                                                       0.80
                                                                               ------                ------

Total from investment operations
                                                                                 0.06
                                                                                                       0.87
                                                                               ------                ------

Less Distributions

Net investment income
                                                                                (0.06)
                                                                                                      (0.05)

Net realized gain/(c)/
                                                                                   --
                                                                                                         --
                                                                               ------                ------

Total distributions
                                                                                (0.06)
                                                                                                      (0.05)
                                                                               ------                ------

Net asset value, end of period
                                                                               $10.82
                                                                                                     $10.82
                                                                               ======                ======

Total Return/(d)/
                                                                                 0.47%
                                                                                                       8.74%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                               $ 47.5
                                                                                                     $ 31.0

Average net asset ratios assuming expense limitations and expense waivers

Expenses/(a)/
                                                                                 1.27%/(e)/
                                                                                                         --

Net investment income/(a)/
                                                                                 1.08%/(e)/
                                                                                                         --

Average net asset ratios absent expense limitations and expense waivers

Expenses/(g)/
                                                                                 1.61%/(e)/
                                                                                                       1.73%/(e)/

Net investment income/(g)/
                                                                                 0.74%/(e)/
                                                                                                       0.70%/(e)/

Portfolio turnover rate/(f)/
                                                                                  114%
                                                                                                         29%

--------------

(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.32% and 1.99%, respectively, for the six months ended June 30, 2004.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share and for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2003 represents the entire year.


(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.53% and 1.78%, respectively, for the six months ended June 30, 2004.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2010 Fund




                                                                                        Class A Shares
                                                                          ------------------------------------------
                                                                                                From commencement
                                                                          Six months ended   of investment operations
                                                                           June 30, 2004          May 9, 2003 to
                                                                            (Unaudited)         December 31, 2003
                                                                          ----------------   ------------------------

Net asset value, beginning of period                                          $11.16
                                                                                                      $10.00

Income from Investment Operations

Net investment income/(a)(b)/                                                   0.05
                                                                                                        0.06

Net gain (loss) on investments (both realized and unrealized)                   0.06
                                                                                                        1.13
                                                                               ------                 ------

Total from investment operations                                                0.11
                                                                                                        1.19
                                                                               ------                 ------

Less Distributions

Net investment income                                                             --
                                                                                                       (0.03)

Net realized gain/(c)/                                                            --
                                                                                                          --
                                                                               ------                 ------

Total distributions                                                               --
                                                                                                       (0.03)
                                                                               ------                 ------

Net asset value, end of period                                                $11.27
                                                                                                      $11.16
                                                                               ======                 ======

Total Return/(d)/                                                               0.99%
                                                                                                       11.91%

Ratios/Supplemental Data

Net assets, end of period (millions)                                          $ 83.5
                                                                                                      $ 40.8

Average net asset ratios assuming expense limitations and expense waivers

Expenses/(a)/                                                                   1.27%/(e)/
                                                                                                          --

Net investment income/(a)/                                                      0.90%/(e)/
                                                                                                          --

Average net asset ratios absent expense limitations and expense waivers

Expenses/(g)/                                                                   1.55%/(e)/
                                                                                                        1.59%/(e)/

Net investment income/(g)/                                                      0.62%/(e)/
                                                                                                        0.69%/(e)/

Portfolio turnover rate/(f)/                                                     114%
                                                                                                          23%

--------------

(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.32% and 1.80%, respectively, for the six months ended June 30, 2004.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.53% and 1.59%, respectively, for the six months ended June 30, 2004.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2020 Fund




                                                                                         Class A Shares
                                                                           ------------------------------------------
                                                                                                From commencement
                                                                           Six months ended  of investment operations
                                                                            June 30, 2004         May 9, 2003 to
                                                                             (Unaudited)        December 31, 2003
-------------------------------------------------------------------------- ----------------  ------------------------

Net asset value, beginning of period
                                                                                $11.55
                                                                                                      $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                                  0.04
                                                                                                        0.06

Net gain (loss) on investments (both realized and unrealized)
                                                                                  0.16
                                                                                                        1.52
                                                                                ------                ------

Total from investment operations
                                                                                  0.20
                                                                                                        1.58
                                                                                ------                ------

Less Distributions

Net investment income
                                                                                    --
                                                                                                       (0.03)

Net realized gain/(c)/
                                                                                    --
                                                                                                          --
                                                                                ------                ------

Total distributions
                                                                                    --
                                                                                                       (0.03)
                                                                                ------                ------

Net asset value, end of period
                                                                                $11.75
                                                                                                      $11.55
                                                                                ======                ======

Total Return/(d)/
                                                                                  1.73%
                                                                                                       15.81%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                                $110.8
                                                                                                      $ 51.7

Average net asset ratios assuming expense limitations and expenses waivers

Expenses/(a)/
                                                                                  1.26%/(e)/
                                                                                                          --

Net investment income/(a)/
                                                                                  0.71%/(e)/
                                                                                                          --

Average net asset ratios absent expense limitations and expenses waivers

Expenses/(g)/
                                                                                  1.53%/(e)/
                                                                                                        1.53%/(e)/

Net investment income/(g)/
                                                                                  0.44%/(e)/
                                                                                                        0.80%/(e)/

Portfolio turnover rate/(f)/
                                                                                   108%
                                                                                                          23%

--------------

(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.31% and 1.60%, respectively, for the six months ended June 30, 2004.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2003 represents the entire year.


(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.52% and 1.39%, respectively, for the six months ended June 30, 2004.

FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2030 Fund




                                                                                        Class A Shares
                                                                          ------------------------------------------
                                                                                               From commencement
                                                                          Six months ended  of investment operations
                                                                           June 30, 2004         May 9, 2003 to
                                                                            (Unaudited)        December 31, 2003
------------------------------------------------------------------------- ----------------  ------------------------

Net asset value, beginning of period
                                                                               $11.80
                                                                                                     $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                                 0.03
                                                                                                       0.07

Net gain (loss) on investments (both realized and unrealized)
                                                                                 0.28
                                                                                                       1.76
                                                                               ------                ------

Total from investment operations
                                                                                 0.31
                                                                                                       1.83
                                                                               ------                ------

Less Distributions

Net investment income
                                                                                   --
                                                                                                      (0.03)

Net realized gain/(c)/
                                                                                   --
                                                                                                         --
                                                                               ------                ------

Total distributions
                                                                                   --
                                                                                                      (0.03)
                                                                               ------                ------

Net asset value, end of period
                                                                               $12.11
                                                                                                     $11.80
                                                                               ======                ======

Total Return/(d)/
                                                                                 2.63%
                                                                                                      18.31%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                               $ 59.4
                                                                                                     $ 25.9

Average net asset ratios assuming expense limitations and expense waivers

Expenses/(a)/
                                                                                 1.25%/(e)/
                                                                                                         --

Net investment income/(a)/
                                                                                 0.57%/(e)/
                                                                                                         --

Average net asset ratios absent expense limitations and expense waivers

Expenses/(g)/
                                                                                 1.58%/(e)/
                                                                                                       1.80%/(e)/

Net investment income/(g)/
                                                                                 0.24%/(e)/
                                                                                                       0.55%/(e)/

Portfolio turnover rate/(f)/
                                                                                  109%
                                                                                                         32%

--------------

(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.30% and 1.45%, respectively, for the six months ended June 30, 2004.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2003 represents the entire year.


(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.51% and 1.24%, respectively, for the six months ended June 30, 2004.

                                                 FINANCIAL HIGHLIGHTS continued


(For a share outstanding throughout each period):

                State Farm Mutual Fund Trust LifePath 2040 Fund




                                                                                        Class A Shares
                                                                          -------------------------------------------
                                                                                                From commencement
                                                                          Six months ended   of investment operations
                                                                           June 30, 2004          May 9, 2003 to
                                                                            (Unaudited)         December 31, 2003
------------------------------------------------------------------------- ----------------   ------------------------

Net asset value, beginning of period
                                                                               $12.11
                                                                                                      $10.00

Income from Investment Operations

Net investment income/(a)(b)/
                                                                                 0.02
                                                                                                        0.06

Net gain (loss) on investments (both realized and unrealized)
                                                                                 0.30
                                                                                                        2.08
                                                                               ------                 ------

Total from investment operations
                                                                                 0.32
                                                                                                        2.14
                                                                               ------                 ------

Less Distributions

Net investment income
                                                                                   --
                                                                                                       (0.03)

Net realized gain/(c)/
                                                                                   --
                                                                                                          --
                                                                               ------                 ------

Total distributions
                                                                                   --
                                                                                                       (0.03)
                                                                               ------                 ------

Net asset value, end of period
                                                                               $12.43
                                                                                                      $12.11
                                                                               ======                 ======

Total Return/(d)/
                                                                                 2.64%
                                                                                                       21.37%

Ratios/Supplemental Data

Net assets, end of period (millions)
                                                                               $ 32.1
                                                                                                      $ 12.3

Average net asset ratios assuming expense limitations and expense waivers

Expenses/(a)/
                                                                                 1.24%/(e)/
                                                                                                          --

Net investment income/(a)/
                                                                                 0.42%/(e)/
                                                                                                          --

Average net asset ratios absent expense limitations and expense waviers

Expenses/(g)/
                                                                                 1.72%/(e)/
                                                                                                        2.38%/(e)/

Net investment income/(g)/
                                                                                (0.06)%/(e)/
                                                                                                       (0.22)%/(e)/

Portfolio turnover rate/(f)/
                                                                                  105%
                                                                                                          29%

--------------

(a)The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio and reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the net amounts and ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays' expense waivers, were 0.30% and 1.31%, respectively, for the six months ended June 30, 2004.


(b)Average shares outstanding for the period were used to calculate net investment income.


(c)Distribution represents less than $0.01 per share for the period ended December 31, 2003.


(d)Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.


(e)Determined on an annualized basis.


(f)Amount represents the portfolio turnover rate of the Master Portfolio. The rate for 2003 represents the entire year.


(g)Ratios reflect inclusion of the Fund's proportionate share of income and expenses of the Master Portfolio but do not reflect the Manager's voluntary expense limitation threshold of 1.30% of the Fund's net assets. For the period ended June 30, 2004, the ratios also include the Fund's indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays' voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund's indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds, were 0.51% and 1.24%, respectively, for the six months ended June 30, 2004.

                                  APPENDIX A

                              --------------------
                              Equity Fund
                              --------------------
                              Small Cap Equity
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              S&P 500 Index Fund
                              --------------------
                              Small Cap Index
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              Equity and Bond
                              Fund
                              --------------------
                              Bond Fund
                              --------------------
                              Money Market Fund

Symbols      y - permitted    n - not permitted
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Debt Securities                                    n   n   n   y   n   n   y   y   n
--------------------------------------------------------------------------------------
Asset-Backed Securities                            n   n   n   n   n   n   y   y   y
--------------------------------------------------------------------------------------
Collateralized Mortgage Obligations and
Multiclass Pass-Through Securities                 n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Corporate Asset-Backed Securities                  n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Mortgage Pass-Through Securities                   n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Corporate Securities                               y   y   y   y   y   y   y   y   y
--------------------------------------------------------------------------------------
Loans and Other Direct Indebtedness                n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Lower Rated Bonds                                  n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Municipal Bonds                                    n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Speculative Bonds                                  n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
U.S. Government Securities                         y   y   y   y   y   y   y   y   y
--------------------------------------------------------------------------------------
Variable and Floating Rate Obligations             n   n   n   y   y   y   n   n   n
--------------------------------------------------------------------------------------
Zero Coupon Bonds                                  n   n   n   n   n   n   y   y   n
--------------------------------------------------------------------------------------
Equity Securities                                  y   y   y   y   y   y   y   y   n
--------------------------------------------------------------------------------------
Foreign Securities Exposure                        y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Depositary Receipts                                y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Dollar-Denominated Foreign Money Market Securities y   y   y   y   y   y   y   y   y
--------------------------------------------------------------------------------------
Emerging Markets                                   n   n   y   n   n   y   n   n   n
--------------------------------------------------------------------------------------
Foreign Securities                                 y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Forward Contracts                                  y   y   y   n   n   y   y   n   n
--------------------------------------------------------------------------------------
Futures Contracts                                  n   n   n   y   y   y   y   y   n
--------------------------------------------------------------------------------------
Indexed Securities/Structured Products             n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------
Inverse Floating Rate Obligations                  n   n   n   n   n   n   n   n   n
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                              --------------------
                              Equity Fund
                              --------------------
                              Small Cap Equity
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              S&P 500 Index Fund
                              --------------------
                              Small Cap Index
                              Fund
                              --------------------
                              International Equity
                              Fund
                              --------------------
                              Equity and Bond
                              Fund
                              --------------------
                              Bond Fund
                              --------------------
                              Money Market Fund

Symbols      y - permitted    n - not permitted
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Investment in Other Investment Companies
-----------------------------------------------------------------------------------
  Open-End                                      y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
  Closed-End                                    y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Lending of Portfolio Securities                 y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Leveraging Transactions                         y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Bank Borrowings                                 y   y   y   n   n   n   y   y   y
-----------------------------------------------------------------------------------
Mortgage "Dollar-Roll" Transactions             n   n   n   n   n   n   y   y   n
-----------------------------------------------------------------------------------
Reverse Repurchase Agreements                   y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Options                                         n   n   n   y   y   y   y   y   n
-----------------------------------------------------------------------------------
Options on Foreign Currencies                   n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Options on Futures Contracts                    n   n   n   y   y   y   y   y   n
-----------------------------------------------------------------------------------
Options on Securities                           n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Options on Stock Indices                        n   n   n   y   y   y   n   n   n
-----------------------------------------------------------------------------------
Reset Options                                   n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
"Yield Curve" Options                           n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Repurchase Agreements                           y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Restricted Securities                           y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Short Sales                                     n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Short Sales Against the Box                     n   n   n   n   n   n   n   n   n
-----------------------------------------------------------------------------------
Short Term Instruments                          y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------
Swaps and Related Derivative Instruments        n   n   n   n   n   n   y   y   n
-----------------------------------------------------------------------------------
Temporary Borrowings                            y   y   y   n   n   n   y   y   y
-----------------------------------------------------------------------------------
Temporary Defensive Positions                   y   y   y   n   n   n   y   y   n
-----------------------------------------------------------------------------------
Warrants                                        n   y   y   y   y   y   y   y   n
-----------------------------------------------------------------------------------
"When-issued" Securities                        y   y   y   y   y   y   y   y   y
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS




You can obtain more information about the Trust's investments and performance in its annual and semiannual reports to shareowners. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may also wish to read the Statement of Additional Information (SAI) for more information about the Funds. A current SAI has been filed with the SEC and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust's semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

                            State Farm Mutual Funds
                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                 800-447-4930

Public Information. You can review and copy information about the Trust and each Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-202-942-8090. Reports and other information about the Trust and the Funds also are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


INVESTMENT CO. ACT FILE NO. 811-10027

         State Farm Mutual Funds
         Three State Farm Plaza, N-1
         Bloomington, IL 61791-0001

         FORWARDING SERVICE REQUESTED






                  State Farm Mutual Funds/TM/ are offered by:
                        State Farm VP Management Corp.
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-800-447-4930


                    Not   .  No Bank Guarantee
                   FDIC   .  May Lose Value
                  Insured

             120-6344-CH


                              Presorted Standard
                                 U.S. Postage

                                     PAID

                                  Chicago, IL
                                PERMIT No. 6065

                         STATE FARM MUTUAL FUND TRUST

                            STATE FARM EQUITY FUND
                       STATE FARM SMALL CAP EQUITY FUND
                     STATE FARM INTERNATIONAL EQUITY FUND
                       STATE FARM S&P 500(R) INDEX FUND
                        STATE FARM SMALL CAP INDEX FUND
                      STATE FARM INTERNATIONAL INDEX FUND
                        STATE FARM EQUITY AND BOND FUND
                             STATE FARM BOND FUND
                      STATE FARM TAX ADVANTAGED BOND FUND
                         STATE FARM MONEY MARKET FUND
                      STATE FARM LIFEPATH(R) INCOME FUND
                       STATE FARM LIFEPATH 2010(R) FUND
                       STATE FARM LIFEPATH 2020(R) FUND
                       STATE FARM LIFEPATH 2030(R) FUND
                       STATE FARM LIFEPATH 2040(R) FUND

                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                (800) 447-4930

                      STATEMENT OF ADDITIONAL INFORMATION

                May 1, 2004 as supplemented September 13, 2004



   This Statement of Additional Information (SAI) is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus (the "Prospectus") dated the same date as this SAI. The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2003 are incorporated into this SAI by reference from the Trust's annual report to shareholders. The unaudited financial statements for State Farm Mutual Fund Trust for the period ended June 30, 2004 are incorporated into this SAI by reference from the Trust's semi-annual report to shareholders. You may obtain a copy of the Prospectus, the annual report or the semi-annual report at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
INFORMATION ABOUT THE FUNDS.....................................................   1
INVESTMENT OBJECTIVES...........................................................   2
INVESTMENT TECHNIQUES AND RISKS--NON-LIFEPATH FUNDS.............................   2
   Equity Securities............................................................   3
   Debt Securities..............................................................   3
   Convertible Securities.......................................................   4
   U.S. Government Securities...................................................   4
   Investment Companies and Exchange Traded Funds...............................   5
   Floating- And Variable-Rate Obligations......................................   5
   Letters of Credit............................................................   6
   Foreign Securities...........................................................   7
   Emerging Markets.............................................................   7
   Currency Exchange Transactions...............................................   8
   Forward Contracts............................................................   9
   Foreign Currency Futures Contracts...........................................   9
   Stock Index Futures and Options On Stock Index Futures Contracts.............  12
   Interest Rate Futures Contracts and Related Options..........................  13
   Warrants.....................................................................  15
   Municipal Bonds..............................................................  15
   Mortgage-Backed Securities...................................................  16
   Asset-Backed Securities......................................................  17
   Mortgage Dollar Rolls........................................................  17
   Money Market Fund............................................................  18
   Foreign Money Market Instruments.............................................  18
   Cash and Cash Equivalents....................................................  19
   Repurchase Agreements........................................................  19
   Privately Issued Securities..................................................  19
   Forward Commitments, When-Issued and Delayed Delivery Securities.............  20
   Loans of Portfolio Securities................................................  20
   Defensive Investments........................................................  21
INVESTMENT TECHNIQUES AND RISKS--LIFEPATH FUNDS.................................  21
   Portfolio Securities.........................................................  21
   Investments in the Underlying Master Fund Active Stock Master Portfolio......  25
   Investments in the Underlying Master Fund Core Alpha Bond....................  34
   Investments in the Underlying iShares MSCI Emerging Markets Index Fund.......  46
   Investments in the iShares Lehman U.S. Aggregate Bond Fund...................  59
   Investments in All Other Underlying iShares Funds............................  63
   Investments in the Barclays Global Investors Institutional Money Market Fund.  70
INVESTMENT POLICIES AND RESTRICTIONS............................................  77
PROXY VOTING POLICIES...........................................................  83
MORE ABOUT THE EQUITY INDEX FUNDS AND THE LIFEPATH FUNDS........................  84
RELATIONSHIP WITH THE INDEX PROVIDERS...........................................  86
   Standard & Poor's............................................................  86
   Russell 2000.................................................................  86
   EAFE(R) Free Index...........................................................  87
TRUSTEES AND OFFICERS...........................................................  88
ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST..............  93

                                                                                                   PAGE
                                                                                                   ----
INVESTMENT ADVISORY AGREEMENTS....................................................................  94
   Between the Trust and the Manager..............................................................  94
   Between BGFA and the Master Portfolios.........................................................  98
   Between the Manager and Capital Guardian.......................................................  99
SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BGFA................................... 100
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................. 101
PORTFOLIO TURNOVER................................................................................ 104
DETERMINATION OF NET ASSET VALUE.................................................................. 105
   Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund
     and Tax Advantaged Bond Fund................................................................. 105
   Money Market Fund.............................................................................. 106
       The Master Portfolios...................................................................... 107
       The Underlying iShares MSCI Emerging Markets Index Fund.................................... 107
       The Underlying iShares Lehman U.S. Aggregate Bond Fund..................................... 108
       All Other Underlying iShares Funds......................................................... 108
       The Underlying Money Market Fund........................................................... 109
   General........................................................................................ 110
PURCHASE AND REDEMPTION OF FUND SHARES............................................................ 110
   Special Waivers................................................................................ 110
   Rights of Accumulation......................................................................... 110
   Systematic Withdrawal Plan..................................................................... 110
   Special Redemptions............................................................................ 110
   Suspension of Redemptions...................................................................... 111
   Appointment of Authorized Agents............................................................... 111
DISTRIBUTION EXPENSES............................................................................. 111
DISTRIBUTION PLANS................................................................................ 113
OTHER SERVICE PROVIDERS........................................................................... 119
   Custodians..................................................................................... 119
   Transfer Agent................................................................................. 119
   Independent Registered Public Accounting Firm.................................................. 119
TAXES............................................................................................. 119
CODES OF ETHICS................................................................................... 127
SHARES............................................................................................ 127
VOTING RIGHTS..................................................................................... 129
FINANCIAL STATEMENTS.............................................................................. 129
APPENDIX A........................................................................................ 130

INFORMATION ABOUT THE FUNDS

   State Farm Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks. This SAI relates to all of the Trust's fifteen funds (each a "Fund," and collectively, the "Funds").

   The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers its shares in three classes: Class A, Class B and Institutional Shares. Each Fund, except the Tax Advantaged Bond Fund, offers its shares in three additional classes: R-1, R-2 and R-3. This SAI relates to all classes of shares.

   Eight of the Funds--State Farm S&P 500(R) Index Fund, State Farm Small Cap Index Fund and State Farm International Index Fund (together, the "Equity Index Funds") and the State Farm LifePath(R) Income Fund, State Farm LifePath 2010(R) Fund, State Farm LifePath 2020(R) Fund, State Farm LifePath 2030(R) Fund and the State Farm LifePath 2040(R) Fund/1/ (together the "LifePath Funds")--seek to achieve their respective investment objectives by investing all of their assets in a separate portfolio (a "Master Portfolio") of Master Investment Portfolio (the "Master Fund"), an open-end management investment company (as shown below) having the same investment objective as the corresponding Fund.

                   Fund                    Corresponding Master Portfolio
                   ----                    ------------------------------
    State Farm S&P 500 Index Fund       S&P 500 Index Master Portfolio
    State Farm Small Cap Index Fund     Russell 2000 Index Master Portfolio
    State Farm International Index Fund International Index Master Portfolio
    State Farm LifePath Income Fund     LifePath Retirement Master Portfolio
    State Farm LifePath 2010 Fund       LifePath 2010 Master Portfolio
    State Farm LifePath 2020 Fund       LifePath 2020 Master Portfolio
    State Farm LifePath 2030 Fund       LifePath 2030 Master Portfolio
    State Farm LifePath 2040 Fund       LifePath 2040 Master Portfolio

   Each Master Portfolio in which a LifePath Fund invests, in turn invests in a combination of stock, bond and money market funds (the "Underlying Funds") as shown below.

                               Underlying Funds

                   Master Fund Active Stock Master Portfolio
                  Master Fund CoreAlpha Bond Master Portfolio

                          iShares S&P 500 Index Fund
                       iShares S&P MidCap 400 Index Fund
                        iShares Russell 2000 Index Fund
                       iShares Russell MidCap Index Fund
                iShares Cohen & Steers Realty Majors Index Fund
                         iShares MSCI EAFE Index Fund
                   iShares MSCI Emerging Markets Index Fund
                    iShares Lehman U.S. Aggregate Bond Fund
           Barclays Global Investors Institutional Money Market Fund

--------
/1/ LifePath(R), LifePath 2010(R), LifePath 2020(R), LifePath 2030(R) and
    LifePath 2040(R) registered trademarks of Barclays Global Investors, N.A. ("BGI"). BGI has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGI's request, will cease using the LifePath name.

   Description of the Underlying Funds. Two of the Underlying Funds--the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio--are actively managed, diversified portfolios of the Master Fund. The Active Stock Master Portfolio seeks to provide long-term capital appreciation. As discussed in the Funds' Prospectus, BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors.

   The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. As discussed in the Funds' Prospectus, BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

   The remaining Underlying Funds--other than the Barclays Global Investors Institutional Money Market Fund (the "Underlying Money Market Fund")--are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds") offered by BGFA. Each Underlying iShares Fund seeks to achieve its objective by investing in securities of the relevant underlying index, and are thus commonly known as "index funds." As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value ("NAV") per share only in aggregations of a specified number of iShares (each a "Creation Unit"), generally in exchange for a basket of equity or fixed-income securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment.
The iShares for these Underlying iShares Funds are listed and traded on the American Stock Exchange ("AMEX" or "Listing Exchange"), and also may be listed on certain non-U.S. exchanges.

   Each Fund (including the Equity Index Funds and the LifePath Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds, and Barclays Global Fund Advisors ("BGFA") serves as the investment adviser to Master Fund and also serves as the investment adviser to each of the Underlying Funds, except for the Barclays Global Investors Institutional Money Market Fund, which invests all its assets in a corresponding Master Portfolio that is also managed by BGFA.

INVESTMENT OBJECTIVES

   The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with sixty days' prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS--NON-LIFEPATH FUNDS

   The discussion of investment techniques and risks is first presented with respect to the State Farm Equity Fund, State Farm Small Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund and the State Farm Money Market Fund (collectively the "Non-LifePath Funds"). The SAI then covers investment techniques and risks for the LifePath Funds.

   In addition to the investment objective of each Non-LifePath Fund, the policies and certain techniques by which such Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

   To the extent set forth in this SAI, each Equity Index Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Equity Index Funds and its corresponding Master Portfolio in every instance, the following sections generally refer to the Funds or Equity Index Funds only.

EQUITY SECURITIES

   Each of the Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund (through the Equity Fund), and Equity Index Funds invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company's organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

   The Small Cap Equity Fund's and the Small Cap Index Fund's investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

   Because the Small Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

   Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

   The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

   Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

   In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

   The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of BGFA, the investment adviser for the S&P 500 Index Master Portfolio, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund's net assets. To the extent the ratings given by Moody's or by S&P may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

   The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

   The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

   Convertible securities generally rank senior to common stock in an issuer's capital structure and may entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

   Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

   U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

   Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS

   Each Equity Index Fund may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Fund and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of An Equity Index Fund's total assets with respect to any one investment company and (iii) 10% of an Equity Index Fund's total assets with respect to all such companies in the aggregate. The Master Fund in which the Equity Index Funds invest has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of the Master Fund, Barclays Global Investors Funds, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Equity Index Funds may purchase shares of exchange traded funds ("ETFs"). Typically, an Equity Index Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Equity Index Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Equity Index Funds may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Equity Index Fund level and the ETF level for investments by an Equity Index Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, an Equity Index Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Equity Index Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

   The Equity Index Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Equity Index Fund may invest in obligations which are not so rated only if BGFA determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Equity Index Fund may invest. BGFA, on behalf of each Equity Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Equity Index Fund's portfolio. The Equity Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

   In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund's limitations on investment in such securities.

LETTERS OF CREDIT

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

   Each of Equity Fund, Small Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

   With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

   Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

   Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

EMERGING MARKETS

   Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

   Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the "Commission"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of Commission action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

   Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

   Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

   Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

CURRENCY EXCHANGE TRANSACTIONS

   The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract ("forward contract") or through foreign currency futures contracts.

FORWARD CONTRACTS

   A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

   Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

   If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

   At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

   It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

FOREIGN CURRENCY FUTURES CONTRACTS

   A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. The International Index Fund will engage in foreign currency futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant (an "FCM"), which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. BGFA, on a consistent basis, uses the following FCMs on behalf of the Trust: UBS Warburg LLC, Stamford, CT, J.P. Morgan Futures Inc., New York, New York, Morgan Stanley & Co. Incorporated, New York, New York, Merrill Lynch Futures Inc., San Francisco, CA, Lehman Brothers Inc., New York, New York, Salomon Smith Barney Inc., New York, New York, Goldman Sachs & Co. Futures Services, New York, New York, Carr Futures Inc., Chicago, Illinois, Deutsche Bank Securities Inc., New York, New York.

   While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Index Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Index Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Index Fund may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

   To hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Index Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Index Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Index Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Index Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

   The effective use of futures strategies depends on, among other things, the International Index Fund's ability to terminate futures positions at times when BGFA deems it desirable to do so. Although the International Index Fund will not enter into a futures position unless BGFA believes that a liquid secondary market exists for such future, there is no assurance that the International Index Fund will be able to effect closing transactions at any particular time or at an acceptable price. The International Index Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

   Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

   The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of BGFA to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

   The International Index Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Index Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Index Fund might not be successful and the International Index Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Index Fund's overall return could be less than if the hedging transactions had not been undertaken.

   Under certain extreme market conditions, it is possible that the International Index Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Index Fund.

   The International Index Fund will purchase or sell futures contracts only if, in BGFA's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Index Fund's portfolio for the hedge to be effective. There can be no assurance that BGFA's judgment will be accurate.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the International Index Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Index Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the International Index Fund, which could require the International Index Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Index Fund's ability effectively to hedge its securities, or the relevant portion thereof.

   The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

   Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. BGFA does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Index Fund's investments.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates.

   The cost to the International Index Fund engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

   The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

   Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

   Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

   The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund.

   Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes).

   To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

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

   The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund's securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

   Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

   An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

   FCMs or brokers in certain circumstances will have access to Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. BGFA will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM's or brokers hold or have access. Nevertheless, in the event of a FCM's or broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.

   The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of BGFA to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, BGFA will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

   The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

   Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

   A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the national market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.

   Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

   In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

   A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

   Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

   There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio.

   There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

   See additional risk disclosure above under "Stock Index Futures Contracts and Options on Stock Index Futures Contracts."

WARRANTS

   The Small Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

   The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the Prospectus). The Tax Advantaged Bond Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in municipal bonds with maturities longer than five years.

   The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

   The Tax Advantaged Bond Fund may purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time-to-time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt by issuing new bonds ("refunding bonds"). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt ("refunded bonds") of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account if adequately funded. A municipal bond issuer's ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

   The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a "pass-through certificate." Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

   Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

   In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

   Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

   This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

   CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes' share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

   Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate ("LIBOR"). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

   CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual
(Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

   The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

   Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

   The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

   The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

      1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody's), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

      2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

      3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

   Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX A for a description of the ratings used by NRSROs.

   Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

   Further, the Money Market Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

   The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

FOREIGN MONEY MARKET INSTRUMENTS

   Each of the Funds that invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

   ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS

   Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund's custodian.

REPURCHASE AGREEMENTS

   Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager, BGFA or Capital Guardian Trust Company ("Capital Guardian"), the sub-adviser to Small Cap Equity Fund and International Equity Fund, believe present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager, BGFA or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager, BGFA or Capital Guardian may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

   A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

   A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager, Capital Guardian or BGFA to be "illiquid" are subject to the Trust's policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager, Capital Guardian or BGFA will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

   A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager, BGFA or Capital Guardian deem it advisable for investment reasons.

   When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring or missing an opportunity to make an alternative investment.

   A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

   At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

   Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Fund. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

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

   The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

   For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

   The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager, Capital Guardian or BGFA (under the supervision of the Board of Trustees) deems creditworthy.

DEFENSIVE INVESTMENTS

   Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or Capital Guardian determine that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

INVESTMENT TECHNIQUES AND RISKS--LIFEPATH FUNDS

   In addition to the investment objectives of each LifePath Fund, the policies and certain techniques by which such Funds pursue their investment objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

Portfolio Securities

   Set forth below are descriptions of certain direct investments and additional investment policies for the Master Portfolios in which the LifePath Funds invest (the "LifePath Master Portfolio"). Following this section is a description of the Underlying Funds in which the Master Portfolios invest.

  Borrowing

   The LifePath Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a LifePath Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a LifePath Master Portfolio maintains a segregated account.

  Loans of Portfolio Securities

   Pursuant to guidelines approved by Master Fund's Board of Trustees, each LifePath Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured

                                      21

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continuously by collateral consisting of cash, securities of the U.S.
Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) a LifePath Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) a LifePath Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, a LifePath Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   A LifePath Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the LifePath Master Portfolio. In connection with lending securities, the LifePath Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the LifePath Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the LifePath Master Portfolio if a material event affecting the investment is to occur. A LifePath Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   BGI, acts as Securities Lending Agent for the LifePath Master Portfolios, subject to the overall supervision of the LifePath Master Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The LifePath Master Portfolios have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

  Short-Term Instruments and Temporary Investments

   The LifePath Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the LifePath Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the LifePath Master Portfolio.

  Bank Obligations

   A LifePath Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a LifePath Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by a LifePath Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the LifePath Master Portfolio, depending on the principal amount of the CDs of each bank held by the LifePath Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by a LifePath Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

   Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

   In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

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

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

   A LifePath Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such LifePath Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. A LifePath Master Portfolio will not own more than one such CD per such issuer.

  Commercial Paper and Short-Term Corporate Debt Instruments

   A LifePath Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the LifePath Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

   A LifePath Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A LifePath Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a LifePath Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a LifePath Master Portfolio. The investment adviser to a LifePath Master Portfolio will consider such an event in determining whether a LifePath Master Portfolio should continue to hold the obligation. To the extent a LifePath Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  U.S. Government Obligations

   A LifePath Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

   In addition to the investments described above, each LifePath Master Portfolio invests in a combination of Underlying Funds, which invest directly in portfolio securities. As a result, set forth below are descriptions of certain investments and additional investment policies for the Underlying Funds, as disclosed in their respective statements of additional information ("SAIs") or Parts B of their registration statements. Because certain investments and policies apply to more than one Underlying Fund, certain disclosure is repeated in one or more of the sub-sections below.

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Investments in the Underlying Master Fund Active Stock Master Portfolio.

   The disclosure that follows is found in the Part B of the Master Fund Active Stock Master Portfolio. As a result, any references to the "Master Portfolio" refers to the Master Fund Active Stock Master Portfolio.

  Bonds.

   Certain of the debt instruments purchased by the Master Portfolio may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  Convertible Securities.

   The Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Equity Securities.

   Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

  Floating- and Variable-Rate Obligations.

   The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

   These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

   The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

  Futures Contracts, Options Transactions, and Swap Transactions.

   The Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

   Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

   Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the NAV of the Master Portfolio.

   The Master Portfolio intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Master Portfolio will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, the Master Portfolio will not be subject to registration or regulation as a commodity pool operator under the CEA.

   Stock Index Futures and Options on Stock Index Future. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

   Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

   Index Swaps. The Master Portfolio may enter into index swaps. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

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

   The use of index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

   Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.

  Illiquid Securities.

   The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Investment Companies and Exchange-Traded Funds.

   The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company and (iii) 10% of the Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of Master Fund, BGIF, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Master Portfolio may purchase shares of ETFs. Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

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   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

  Loans of Portfolio Securities.

   Pursuant to guidelines approved by Master Fund's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio's investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

  Repurchase Agreements.

   The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to

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

the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. In connection with the sale of the underlying securities, the Master Portfolio may incur certain costs if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

  Restricted Securities.

   Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements.

   The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio's assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

  Securities of Non-U.S. Issuers.

   The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

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   Obligations of Foreign Governments, Supranational Entities and Banks. The
Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

   The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

   Foreign Equity Securities and Depositary Receipts. The Master Portfolio's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

   ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Short-Term Instruments and Temporary Investments.

   The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

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

   Bank Obligations. The Master Portfolio may invest in bank obligations, including CDs, time deposits ("TDs"), bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

   Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

   In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its

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

agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

   The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Master Portfolio will not own more than one such CD per such issuer.

   Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

   The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  U.S. Government Obligations.

   The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Warrants.

   A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

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Investments in the Underlying Master Fund CoreAlpha Bond Fund.

   The disclosure that follows is found in the Part B of the Underlying Master Fund CoreAlpha Bond Master Portfolio. As a result, any references to the "Master Portfolio" refer to the Master Fund CoreAlpha Bond Master Portfolio.

  Asset-Backed and Commercial Mortgage-Backed Securities.

   The Master Portfolio may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

  Bonds.

   The Master Portfolio invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or a governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Master Portfolio may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  Convertible Securities.

   The Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Credit-Linked Securities.

   The Master Portfolio may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, the Master Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

   Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. The Master Portfolio bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Master Portfolio bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

   Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, the Master Portfolio may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Master Portfolio's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, the Master Portfolio's principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Master Portfolio would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

   The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Master Portfolio are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

   An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Master Portfolio as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

   See "Futures Contracts, Options Transactions, and Swap Transactions" for additional risks associated with swap transactions.

  Equity Securities.

   Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions

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represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

  Floating- and Variable-Rate Obligations.

   The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

   These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio.

  Futures Contracts, Options Transactions, and Swap Transactions.

   The Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

   Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

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   Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the Master Portfolio.

   The Master Portfolio intends to use futures and options in accordance with Rule 4.5 of the CEA. The Master Portfolio will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, the Master Portfolio will not be subject to registration or regulation as a commodity pool operator under the CEA.

   Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date--the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

   Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

   Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio's portfolio securities which are the subject of the transaction.

   Interest-Rate and Index Swaps. The Master Portfolio may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If

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the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

   Credit Default Swaps. The Master Portfolio may also engage in credit default swaps to (a) protect against credit risks associated with investing in certain companies (each, as used in this risk discussion, a "reference entity") and (b) to sell protection to a counterparty against credit risks associated with a reference entity. In a credit default swap, the Master Portfolio would, if buying protection, enter into an agreement with a counterparty whereby, if the transaction is to be cash settled, the counterparty agrees to compensate the Master Portfolio for the loss in market value of its investment in the reference entity in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. Alternatively, if the transaction were to be physically settled, the counterparty would agree that if a specified credit event occurs, it would take delivery of the investment and pay to the Master Portfolio an amount equal to the face value of the investment. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the swap contract. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. The Master Portfolio would be required to compensate the counterparty for the loss in market value of its investment if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Master Portfolio would be required to take physical delivery of the designated investment and would pay to the counterparty an amount equal to the face value of such investment. Credit default swaps involve significant risks, including the risk of loss associated with the failure of the counterparty to perform its obligations under the swap contract. In the event of counterparty default, the Master Portfolio would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default.

   Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.

  High Yield Securities.

   The Master Portfolio may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, the Master Portfolio may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of the Master Portfolio's portfolio. Furthermore, the value of high yield securities may be more susceptible to real or

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perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Master Portfolio.

  Illiquid Securities.

   The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  Investment Companies and Exchange-Traded Funds.

   The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio's total assets with respect to any one investment company and (iii) 10% of a Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolios have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of Master Fund, BGIF, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Master Portfolio may purchase shares of ETFs. Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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  Letters of Credit.

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

  Loans of Portfolio Securities.

   Pursuant to guidelines approved by Master Fund's Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, each Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   BGI acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

  Mortgage Securities.

   Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on

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commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

   The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

  Mortgage Pass-Through Securities.

   The Master Portfolio may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

   An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Master Portfolio may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Master Portfolio may use TBA transactions in several ways. For example, the Master Portfolio may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Master Portfolio generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Master Portfolio may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or

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delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Master Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Master Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

  Municipal Securities.

   Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Master Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

   In addition, the Master Portfolio may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

  Repurchase Agreements.

   The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

  Restricted Securities.

   Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately

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negotiated transactions, pursuant to an exemption from registration under the
Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements.

   The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio's assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

  Securities of Non-U.S. Issuers.

   The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

   Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

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   The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

   Foreign Equity Securities and Depositary Receipts. The Master Portfolio's assets may be invested in the securities of foreign issuers and ADRs and EDRs of such issuers.

   ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  Short-Term Instruments and Temporary Investments.

   The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers' acceptances, fixed TDs and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

   Bank Obligations. The Master Portfolio may invest in bank obligations, including CDs, TDs, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

   Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

   Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

   In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

   The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Master Portfolio will not own more than one such CD per such issuer.

   Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

   The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  U.S. Government Obligations.

   The Master Portfolio may invest a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Warrants.

   A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Investments in the Underlying iShares MSCI Emerging Markets Index Fund.

   The disclosure that follows is found in the SAI for the Underlying iShares MSCI Emerging Markets Index Fund. As a result, any references to the "Fund" refers to the Underlying iShares MSCI Emerging Markets Index Fund.

  Exchange Listing and Trading.

   The iShares of the Fund are listed for trading on the AMEX. The Fund also trades on certain other national securities exchanges and foreign exchanges. The AMEX has approved modifications to its Rules to permit the listing of iShares of the Index Series that have commenced operations. iShares, which are non-redeemable, trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of the Fund will continue to be met. The AMEX may remove the iShares of the Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of iShares, Inc. (the "iShares Company"). iShares of the Fund may be traded on U.S. national securities exchanges other than the AMEX from time to time.

   As in the case of other stocks traded on the AMEX, the brokers' commission on transactions generally will be based on negotiated commission rates at customary levels for retail customers and rates which range between $0.015 to $0.12 per share for institutions and high net worth individuals.

   In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for the Fund as calculated by Bloomberg, L.P ("Bloomberg"). The iShares Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per Fund basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

   The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by The iShares Company for the Fund at a particular point in time, because the current portfolio of a Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per Fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the NAV per share of the iShares Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the iShares Company for a particular Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of the Fund's portfolio. In addition, the foreign exchange rate used by the iShares Company in computing net asset value of the Fund may differ materially from that used by Bloomberg.

   The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the Fund. In addition to the equity component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

  Lending Portfolio Securities.

   The iShares Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash government securities or other assets that are pledged as collateral to the iShares Company in connection with these loans generate income, securities lending enables the Fund to earn additional income that may partially offset the expenses of such Fund, and thereby reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed
33 1/3% of the Fund's total assets. The documentation for these loans generally provides that the Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, and such collateral will be periodically marked to market in accordance with procedures approved by the Board, as marked to market each day, the collateral may consist of cash government securities or other assets permitted by applicable regulations and interpretations.

   The Fund pays reasonable administrative and custodial fees in connection with the loan of securities. BGI has been granted an exemptive order (the "Order") that permits BGI to serve as the iShares Company's securities lending agent. The Board of Directors of the iShares Company has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As such, BGI will share with the respective Funds any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant fund.

   The iShares Company will comply with the conditions for lending established by the SEC staff. The SEC staff currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the iShares Company, acting under the supervision of its Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the iShares Company). In addition, the Fund bears the risk of loss of any cash collateral that it invests in short-term investments.

   Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and
(iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

  Repurchase Agreements.

   The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the iShares Company's custodian bank until repurchased. In addition, the iShares Company's Board of Directors monitors the iShares Company's repurchase agreement transactions. The Advisor has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. The Fund will use its cash to enter into repurchase agreements only with registered securities dealers and Federal Reserve Member banks with minimum assets of at least $50 million that have met additional quantitative and qualitative standards set by BGI's Group Credit and Market Risk Group.

   The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the iShares Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the iShares Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

  Currency Transactions.

   The investment policy of the Fund is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

   A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

   Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the advisor utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the corresponding MSCI Index and may lower the Fund's return. The Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

  Money Market Instruments.

   The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   BGFA received an exemptive order from the SEC which permits the funds it manages, including the funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

  Futures Contracts and Options.

   The Fund may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Fund. In such circumstances the Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Advisor believes to be representative of the relevant benchmark index.

   Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The iShares Company expects to earn interest income on its margin deposits.

   The Fund may use futures contracts and options thereon, together with positions in cash and short-term investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Funds. In addition, the iShares Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the advisor may seek to utilize other instruments that it believes to be correlated to the underlying index.

   Since there are very few futures traded on the MSCI Indices, the Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of the Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment advisor will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

  Futures Transactions.

   Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.

   The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

   The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, the Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the iShares Company of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

  Restrictions on the Use of Futures Contracts and Options on Futures Contracts.

   The Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the iShares Company's custodian bank. The Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

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  Federal Tax Treatment of Futures Contracts.

   The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

   The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

  Future Developments.

   The Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

  Swap Agreements.

   The Fund may utilize swap agreements to the extent described in its prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the iShares Company's custodian bank.

  Non-U.S. Equity Portfolios.

   An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates,

                                      52

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currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations;
lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

  Foreign Securities.

   The Fund may purchase publicly traded common stocks of foreign corporations. The Fund's investment in common stock of foreign corporations may also be in the form of foreign securities such as ADRs and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Investment Companies, REITs.

   The Fund may invest in the securities of other investment companies (including shares of money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Free Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Free Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds. Notwithstanding the foregoing, each Fund (other than the iShares MSCI Emerging Markets Index Fund) currently intends to limit its investment in other investment companies and pooled investment vehicles to not more than 5% of its assets.

  Concentrations and Lack of Diversification of Certain Funds.

   The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Information about large holdings in single issuers is included in the description of the Fund. In addition, the Fund concentrates its investments in particular industries as noted in the country descriptions listed below. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal

                                      53

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Revenue Code severely limits the investment flexibility of certain funds and makes it less likely that such funds will meet their investment objectives.

   The stocks of one or more particular issuers, or of issuers in particular industries, may dominate the benchmark index of the Fund and, consequently, the investment portfolio of the Fund. This may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

  Investments in Subject Equity Markets.

   Brief descriptions of certain equity markets in which the Funds are invested are provided below.

  Country Specific Information

   The iShares MSCI Emerging Markets Index Fund invests in equity securities from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Currently Korea, South Africa, Taiwan, Mexico and Brazil are the largest countries, in terms of capitalization weight in the Index. The equity markets for Brazil, Malaysia, Mexico, South Africa, South Korea and Taiwan are described below.

  The Brazilian Equity Markets

   General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called BOVESPA (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (BM&F), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

   Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$182 billion as of September 30, 2003.

   Chief Industries. Brazil's chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

   Chief Imports. Brazil's chief imports consist of machinery and equipment, chemical products, oil, electricity, autos, and auto parts.

   Chief Exports. Brazil's chief exports consist of manufactures, iron ore, soybeans, footwear, coffee, and autos.

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

   Gross Domestic Product. Brazil's GDP annual percent change was -1.4% for the year ended September 30, 2003.

   Consumer Price Inflation. Brazil's CPI annual percent change was 12.3% for the year ended September 30, 2003.

   Unemployment Rate. Brazil's unemployment rate was 12.9% for the year ended September 30, 2003.

  The Malaysian Equity Markets

   General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

   Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia Index Fund iShares.

   Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$151 billion as of September 30, 2003.

   Chief Industries. Peninsular Malaysia's main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah's main industries are logging, and petroleum production. Sarawak's main industries are agriculture processing, petroleum production and refining, and logging.

   Chief Imports. Malaysia's chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

   Chief Exports. Malaysia's chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

   Gross Domestic Product. Malaysia's GDP annual percent change was 5.1% for the year ended September 30, 2003.

   Consumer Price Inflation. Malaysia's CPI annual percent change was 1.3% for the year ended September 30, 2003.

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

   Unemployment Rate. Malaysia's unemployment rate was 4.0% for the year ended September 30, 2003.

  The Mexican Equity Markets

   General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

   Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$109 billion as of September 30, 2003.

   Chief Industries. Mexico's chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

   Chief Imports. Mexico's chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

   Chief Exports. Mexico's chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

   Gross Domestic Product. Mexico's GDP annual percent change was 0.4% for the year ended September 30, 2003.

   Consumer Price Inflation. Mexico's CPI annual percent change was 4.0% for the year ended September 30, 2003.

   Unemployment Rate. Mexico's unemployment rate was 3.6% for the year ended September 30, 2003.

  The South African Equity Markets

   General Background. The Johannesburg Stock Exchange (JSE), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

   Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

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

   Size of Equity Markets. As of September 30, 2003, the total market capitalization of the South African equity markets was approximately US$216 billion.

   Chief Industries. South Africa's chief industries consist of mining (it is the world's largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

   Chief Imports. South Africa's chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

   Chief Exports. South Africa's chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

   Gross Domestic Product. South Africa's GDP annual percent change was 1.8% for the year ended September 30, 2003.

   Consumer Price Inflation. South Africa's CPI annual percent change was 3.7% for the year ended September 30, 2003.

   Unemployment Rate. South Africa's unemployment rate was 31.2% for the year ended September 30, 2003.

  The South Korean Equity Markets

   General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

   The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

   In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

   As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

   The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

   In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea

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Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

   Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$ 256 billion as of September 30, 2003.

   Chief Industries. South Korea's chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

   Chief Imports. South Korea's chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

   Chief Exports. South Korea's chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

   Gross Domestic Product. South Korea's GDP annual percent change was 1.9% for the year ended September 30, 2003.

   Consumer Price Inflation. South Korea's CPI annual percent change was 3.7% for the year ended September 30, 2003.

   Unemployment Rate. South Korea's unemployment rate was 3.7% for the year ended September 30, 2003.

  The Taiwanese Equity Markets

   General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission (SEC) was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (TSE) was founded a year later and officially commenced operation in February 1962.

   In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

   Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

   Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$ 340 billion as of September 30, 2003.

   Chief Industries. Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

   Chief Imports. Taiwan's chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

   Chief Exports. Taiwan's chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

   Gross Domestic Product. Taiwan's GDP annual percent change was 4.2% for the year ended September 30, 2003.

   Consumer Price Inflation. Taiwan's CPI annual percent change was -0.1 for the year ended September 30, 2003.

   Unemployment Rate. Taiwan's unemployment rate was 5.5% for the year ended September 30, 2003.

Investments in the iShares Lehman U.S. Aggregate Bond Fund.

   The disclosure that follows is found in the SAI for the Underlying iShares Lehman U.S. Aggregate Bond Fund. As a result, any references to the "Fund" refer to the Underlying iShares Lehman U.S. Aggregate Bond Fund and not to the Funds.

   The Fund seeks to achieve its objective by investing in both fixed income securities that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

   The Fund will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

   The Fund will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA, the Adviser, believes will help the Fund track its Underlying Index, as well as in cash and high quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

   A substantial portion of the bonds represented in the Underlying Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the

GNMA and the FNMA that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest in high quality, liquid short-term instruments.

  Diversification.

   The Fund is a "diversified fund." A diversified fund is one that, with respect to 75% of its total assets, does not invest more than 5% of its assets in securities of anyone issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of a diversified Fund's assets may be invested in any manner.

  Bonds.

   The Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

   An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  U.S. Government Obligations.

   The Fund invests a substantial portion of its assets in U.S. government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Mortgage Pass-Through Securities.

   A significant portion of the Lehman Index (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Fund is

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invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage contracts. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

   An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat complicated. For these and other reasons, the Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, BGFA will enter into TBA transactions only with established counterparties (such as major broker-dealers) and will monitor the creditworthiness of such counterparties. The Fund intends to invest cash pending settlement of any TBA transactions in money market funds, repurchase agreements or other high-quality, liquid short-term instruments.

  Money Market Instruments.

   The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable, fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-I" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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  Investment Companies.

   The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to anyone investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

  Loans of Portfolio Securities.

   The Fund may lend its investment securities to approved borrowers. The iShares Trust and BGI have been granted an exemptive order (the "Order") that permits BGI to serve as the iShares Trust's securities lending agent. The Board of Trustees of the Trust (the "Board" or the "Trustees") has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund's total assets. Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board. These borrowers may include affiliates of the iShares Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis); (ii) the loan be made subject to termination by the Fund at any time; and (iii) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder in connection with a securities loan.

   Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the
Fund). The money-market instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-I" by Moody's or "A-1" or "A-1" by S&P or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under Investment Strategies and Risks.

  Repurchase Agreements.

   The Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should the Fund enter into a repurchase agreement, the Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued

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interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Investments in all other Underlying iShares Funds.

   The disclosure that follows is found in the SAI for the remaining Underlying iShares Funds. As a result, any reference to the "Fund" or "Funds" refers to the Underlying iShares Fund(s) and not to the Funds.

   Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant underlying index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

   Some Funds will engage in replication, which means they hold substantially all of the securities of the underlying index in approximately the same proportions as reflected in the underlying index. Other Funds will engage in representative sampling, which is investing in a representative sample of securities in the underlying index, selected by BGFA to have a similar investment profile as the underlying index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant underlying index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

   At least 90% of each Fund's assets will be invested in securities in its underlying index. A Fund may also invest up to 10% of its assets in futures, options and swap contracts (in each case related to the underlying index and its component securities), cash and cash equivalents, as well as in securities not included in its underlying index if BGFA determines this to be appropriate in light of the Fund's investment objective and relevant investment constraints. The following examples illustrate the circumstances in which a Fund would hold securities not included in its underlying index. First, in order to reflect various corporate actions (such as mergers) and other changes in the Fund's underlying index (reconstitutions), a Fund may hold securities that are announced as additions to the Underlying Index prior to their actual date of inclusion in such index. Second, a Fund may hold securities that have been recently deleted from its underlying index due to various corporate actions and reconstitutions. Third, a Fund may invest in securities outside the underlying index when necessary to meet the diversification requirements of a regulated investment company under the Internal Revenue Code of 1986. In such cases, the securities outside the underlying index will be securities in the relevant market, market segment, market sector or group of industries tracked by such Index.

   Representative sampling is used for those Funds where BGFA believes that replication is not the most effective means to track the Underlying Index. The number of securities, liquidity of underlying securities, restrictions on the ownership of securities, high transaction expenses and other trading costs, and tax and other regulatory restrictions are among the factors that BGFA considers. Although representative sampling has been an effective means of approximating index performance in the past, it will not usually enable a Fund to track the underlying index's performance with the accuracy achieved by replication. Each Fund will be reviewed regularly and adjusted, when necessary, to correlate with the relevant underlying index.

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  Lack of Diversification of Certain Underlying iShares Funds.

   The iShares Cohen & Steers Realty Majors Index Fund and the iShares MSCI EAFE Index Fund are considered non-diversified Funds, as that term is defined under the 1940 Act. All other Underlying iShares Funds are considered diversified Funds. With respect to 75% of a Fund's total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the Fund's total assets may be invested in any manner.

   A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the underlying index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

   In addition both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the underlying index of such a Fund and consequently the Fund's investment portfolio. This may adversely affect its performance or subject its iShares to greater price volatility than that experienced by less concentrated investment companies.

   Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

  Loans of Portfolio Securities.

   Each Fund may lend its investment securities to approved borrowers. iShares Trust and BGI have been granted an exemptive order (the "Order") that permits BGI to serve as the Trust's securities lending agent. The Board of Trustees of iShares Trust (the "iShares Board" or the "iShares Trustees") has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund's total assets.

   Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board of Trustees. These borrowers may include affiliates of iShares Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis);
(ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. Securities lending procedures approved by the iShares Board will meet or exceed the requirements stated above and promulgated under the 1940 Act. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

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   Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks."

  Repurchase Agreements.

   Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

  Reverse Repurchase Agreements.

   Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

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  Currency Transactions.

   No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

   A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

   Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

  Money Market Instruments.

   Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed TDs and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the iShares Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

  Foreign Securities.

   Each Fund may purchase publicly traded common stocks of foreign corporations represented in the underlying indices. Each Fund's investment in common stock of foreign corporations represented in the underlying indices may also be in the form of ADRs and GDRs. ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial

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reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Investment Companies, REITs.

   Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund.

  Illiquid Securities.

   Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

  Short-Term Instruments and Temporary Investments.

   Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include:
(i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises);
(ii) negotiable CDs, bankers' acceptances, fixed TDs and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

  Futures and Options.

   Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes.

   A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.

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Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

   Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

   Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

   Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In view of the above considerations, each Fund will comply with the following restriction when purchasing or selling futures. Aggregate initial margin and premiums that are required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of each Fund's total market value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In addition, each Fund will not purchase options to the extent that more than 5% of the value of such Fund's total assets would be invested in premiums on open put option positions.

   Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin", is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

  Swap Agreements.

   Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or

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asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the iShares Trust's custodian bank.

   The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

   Future Developments. The Board of the iShares Trust may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

  General Considerations and Risks.

   A discussion of the risks associated with an investment in a Fund is contained in the applicable Prospectus. The discussion below supplements, and should be read in conjunction with, the relevant sections of the applicable Prospectus.

   An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

   An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

   Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

   Although most of the securities in the Underlying Indices are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's iShares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

  Risks of Futures and Options Transactions.

   There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on

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which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

   The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

   Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

   Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

   Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

  Risks of Swap Agreements.

   The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

Investments in the Barclays Global Investors Institutional Money Market Fund.

   The LifePath Master Portfolios invest in shares of the Barclays Global Investors Institutional Money Market Fund. The Barclays Global Investors Institutional Money Market Fund invests all of its assets in a corresponding Master Portfolio of Master Fund that is also managed by BGFA. The disclosure that follows is found in the SAI

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for the Barclays Global Investors Institutional Money Market Fund. As a result, any references to the "Fund" refer to the Barclays Global Investors Institutional Money Market Fund and not to the Funds.

  Asset-Backed Securities.

   The Fund may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

  Bank Obligations.

   The Fund may invest in bank obligations that include, but are not limited to, negotiable CDs, bankers' acceptances and fixed TDs. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed TDs are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed TDs may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed TDs do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Fund not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed TDs subject to withdrawal penalties, other than overnight deposits.

   Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

  Commercial Paper and Short-Term Corporate Debt Instruments.

   The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should

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continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, the Board of Trustees of the Master Fund determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the best interest of the Fund's interestholders.

  Floating- and Variable-Rate Obligations.

   The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

   The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   The following types of derivative securities ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  .  inverse floaters (which reset in the opposite direction of their index).

   Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

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  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

   The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

   Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery.
Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.


  Funding Agreements.

   The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

   The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price.


  Illiquid Securities.

   The Fund may invest in securities not registered under the Securities Act of 1933, as amended ("1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.


  Investment Company Securities.

   The Fund may invest in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.


  Letters of Credit.

   Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of

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credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.


  Loan Participation Agreements.

   The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

   Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

   The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.


  Loans of Portfolio Securities.

   Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In

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connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   BGI, acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.


  Municipal Obligations.

   The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.


  Participation Interests.

   The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.


  Pass-Through Obligations.

   Certain of the debt obligations in which the Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.


  Privately Issued Securities.

   It is possible that unregistered securities, purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.


  Repurchase Agreements.

   The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is

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usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

   The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


  Unrated Investments.

   The Fund may purchase instruments that are not rated if, in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

  Foreign Obligations.

   Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

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  U.S. Government Obligations.

   The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Defensive Investments.

   Under ordinary circumstances, each LifePath Fund, through its investment in its corresponding Master Portfolio, is substantially fully invested. Neither the Manager on behalf of the LifePath Funds nor BGFA on behalf of the LifePath Master Portfolios holds cash, cash equivalents, or money market instruments as temporary defensive positions.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

   The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

2a.INDUSTRY CONCENTRATION--EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL
   EQUITY FUND, EQUITY AND BOND FUND, BOND FUND AND THE LIFEPATH FUNDS. The Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund, Bond Fund and the LifePath Funds will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.INDUSTRY CONCENTRATION--MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.INDUSTRY CONCENTRATION--EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.INDUSTRY CONCENTRATION--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond
   Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable

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   securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING.  No Fund will borrow money, except that, for temporary purposes,:
   (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8. SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a.INVESTMENTS--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond Fund will
   (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

9b.EQUITY INDEX FUNDS AND LIFEPATH FUNDS. Each of the Equity Index Funds and the LifePath Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund or LifePath Fund.

9c.INVESTMENTS--EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

   For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

   The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of

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   the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

    (i)repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

   (ii)securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS--MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Equity and Bond Fund.

6. INVESTMENT COMPANY NAMES. Each of the Equity Fund, the Small Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund's name, and each will notify its shareholders at least 60 days prior to any change in such policy.

7. FUND OF FUND INVESTMENTS. Any Fund of the Trust whose shares are acquired by another Fund of the Trust in accordance with to Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or a registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

   Non-fundamental restriction #5 does not apply to the Equity Index Funds or to the LifePath Funds because those Funds seek to achieve their investment objectives by investing substantially all of their assets in a corresponding Master Portfolio.

OPERATING POLICIES OF THE S&P 500 INDEX MASTER PORTFOLIO, THE INTERNATIONAL INDEX MASTER PORTFOLIO, AND THE RUSSELL 2000 INDEX MASTER PORTFOLIO

   The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following fundamental investment limitations which cannot be changed

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without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or
(2) more than 50% of the outstanding voting shares.

   These Master Portfolios may not:

   (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

   (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

   (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

   (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

   (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

   (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

   (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

   (8) [S&P 500 Index Master Portfolio only] Purchase securities on margin, but the S&P 500 Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

   The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following non-fundamental operation policies which may be changed by the

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Board of Trustees of the Master Fund without the approval of the holders of the
Master Portfolio's outstanding securities. The Master Portfolios may:

    1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and
       (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

    2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

    3. lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    4. [S&P 500 Index and International Index Master Portfolios only] The S&P 500 Index Master Portfolio and the International Index Master Portfolio may not purchase interests, leases or limited partnerships in oil, gas or other mineral exploration or development programs.

    5. Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

   If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Operating Policies of the LifePath Master Portfolios

   The Master Portfolios in which the LifePath Funds invest are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or
(2) more than 50% of the outstanding voting shares.

   The Master Portfolios may not:

      (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment

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   companies, (ii) investments in securities issued or guaranteed by the U.S.
   Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

      (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

      (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

      (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

      (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

   Non-Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Fund, at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

      (1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

      (2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

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      (3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      (4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indexes.

                             PROXY VOTING POLICIES

   The Trust has adopted the Manager's Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

   The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with Manager's fiduciary duties and in accordance with applicable rules under the Investment Advisers Act of 1940. The Manager's proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

   The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders' rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

   The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual associated with the Manager who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager's chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

   The Manager's proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

   The Manager has retained Capital Guardian as sub-adviser to manage, under the Manager's supervision and direction, the International Equity Fund and the Small Cap Equity Fund series of the Trust and to vote the proxies of securities held by those Funds.

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   Capital Guardian's Proxy Voting Guidelines are incorporated in the Manager's
Proxy Voting Policies and Procedures. Pursuant to its Proxy Voting Guidelines, Capital Guardian votes proxies solely in the best economic interests of its clients and to maximize long-term shareholder value. Capital Guardian's Proxy Voting Guidelines allow the investment professionals responsible for voting proxies to have the discretion to make the best decision given the individual facts and circumstances of each issue. Capital Guardian will generally oppose proposals where a conflict of interest may exist between management and client interests, such as those that may insulate management or diminish shareholder rights.

   Capital Guardian's Proxy Voting Guidelines include policies and procedures to address any conflicts of interest that may arise and to prevent any relationship from giving rise to a conflict of interest or influencing Capital Guardian's responsibility to vote proxies in the best interests of its clients. In certain instances, the Capital Guardian Special Review Committee reviews proxy decisions for improper influences on the decision-making process.

   The Manager has reviewed and approved Capital Guardian's Proxy Voting Guidelines and adopted those guidelines with respect to the International Equity Fund and the Small Cap Equity Fund series of the Trust.

   The Manager's proxy voting policies and procedures are available to shareowners upon request. Beginning in August 2004, a record of proxy votes will be filed with the SEC and will be available to the public for at least two years. This information is available without charge upon request at 1-800-447-4930.

MORE ABOUT THE EQUITY INDEX FUNDS AND THE LIFEPATH FUNDS

MASTER/FEEDER STRUCTURE

   The Equity Index Funds and the LifePath Funds seek to achieve their investment objectives by investing all of their assets into Master Portfolios of the Master Fund. The Equity Index Funds and the LifePath Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the Equity Index Funds and the LifePath Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that the Equity Index Funds, the LifePath Funds and their respective shareholders will not be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

   An Equity Index Fund or a LifePath Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

   The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever an Equity Index Fund or a LifePath Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Equity Index Fund or a LifePath Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

   Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Equity Index Fund or a LifePath Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Equity Index Fund or a LifePath Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Equity Index Fund or LifePath Fund. The Equity Index Funds and the LifePath Funds will provide shareholders with 60 days' written notice prior to the implementation of any change in the investment objective of the Fund or its corresponding Master Portfolio, to the extent possible.

SELECTION OF INVESTMENTS FOR THE MASTER PORTFOLIO IN WHICH THE EQUITY INDEX FUNDS INVEST

   The manner in which stocks are chosen for each Equity Index Fund Master Portfolio differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in a Master Portfolio's portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.

   As briefly discussed in the Prospectus, the S&P 500 Index Master Portfolio generally holds every stock in the S&P 500. However, each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Russell 2000 Index Master Portfolio attempts to hold a representative sample of the securities in its benchmark index, which are selected by BGFA utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the Master Portfolio based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Index Master Portfolio holds securities selected by BGFA utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. BGFA seeks to construct the portfolio of each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index.

   Over time, the portfolio composition of each Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio and the International Index Master Portfolio, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Master Portfolios to incur transaction costs and other expenses. Each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio reserve the right to invest in all of the securities in their benchmark index.

TRACKING ERROR--MASTER PORTFOLIOS IN WHICH THE EQUITY INDEX FUNDS INVEST

   BGFA uses the "expected tracking error" of a Master Portfolio as a way to measure the Master Portfolio's performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Master Portfolio will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Master Portfolio increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Master

Portfolio, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of a Master Portfolio to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Master Fund will consider what action might be appropriate to reduce the tracking error.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

   The S&P 500 Index Fund and the S&P 500 Index Master Portfolio seek to match the performance of the Standard & Poor's Index of 500 stocks ("S&P 500"). "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard and Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Mutual Fund Trust (the "Trust"). Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, the S&P 500 Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P 500 Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

   The Small Cap Index Fund and the Russell 2000 Index Master Portfolio seek to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of Frank Russell Company. Neither the Small Cap Index Fund nor the Russell 2000 Index Master Portfolio is promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

   Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

   Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE(R) FREE INDEX

   The International Index Fund and the International Index Master Portfolio seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("the EAFE(R) Free Index"). The EAFE(R) Free Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. Neither the International Index Fund nor the International Index Master Portfolio is sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund, the International Index Master Portfolio or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund or International Index Master Portfolio particularly or the ability of the EAFE(R) Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE(R) Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or International Index Master Portfolio or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE(R) Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

   ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE EAFE(R) FREE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE(R) FREE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE(R) FREE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI TO THE TRUST OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE(R) FREE INDEX OR ANY DATA INCLUDED THEREIN.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES AND OFFICERS

   The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

   Committees. There are two standing committees of the Board of Trustees--the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James
A. Shirk. The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's declaration of Trust. During calendar year 2003, the Executive Committee did not meet.

   The Committee of Independent Trustees includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940 Act) (an "Independent Trustee"). The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust's financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. The Committee of Independent Trustees will not consider nominees recommended by shareholders. During calendar year 2003, the Committee of Independent Trustees held four meetings.

   It is possible that the interests of the Equity and Bond Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Equity and Bond Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the Manager and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

   The Trustees and officers of the Trust, their ages at December 31, 2003, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Trustees who are not interested persons of the Trust as defined under the 1940 Act, and next for Trustees who are interested persons of the Trust and for officers.

   Information about Independent Trustees of State Farm Mutual Fund Trust

                                                                                Number
                                                                                  of
                                                                              Portfolios
                                                                               in Fund
                                                                               Complex         Other
                         Position  Length of Time                              Overseen    Directorships
                         Held with   Served and     Principal Occupation(s)       by          Held by
 Name, Address, and Age    Fund    Term of Office   During the Past 5 Years    Trustee        Trustee
 ----------------------  --------- -------------- --------------------------- ---------- ------------------
Thomas M. Mengler,       Trustee   Began service  DEAN and PROFESSOR              25     None
1000 LaSalle Avenue                in 2000 and    OF LAW--University of St.
Minneapolis, Minnesota             serves until   Thomas School of Law
55403                              successor is   (since 6/2002); DEAN--
Age 50                             elected or     University of Illinois
                                   appointed.     College of Law (8/1993-
                                                  6/2002).

James A. Shirk,          Trustee   Began service  DIRECTOR and                    25     None
103 North Robinson                 in 2000 and    PRESIDENT--Beer Nuts,
Bloomington, Illinois              serves until   Inc. (manufacturer of snack
61701                              successor is   foods).
Age 59                             elected or
                                   appointed.

Victor J. Boschini,      Trustee   Began service  CHANCELLOR (since               25     None
Office of the Chancellor           in 2000 and    2003)--Texas Christian
Box #297080                        serves until   University; PRESIDENT--
Fort Worth, TX 76129               successor is   (1999-2003) and VICE
Age 47                             elected or     PRESIDENT (1997-
                                   appointed.     1999)--Illinois State
                                                  University.

David L. Vance,          Trustee   Began service  PRESIDENT (since                25     None
100 N.E. Adams St.                 in 2000 and    2000)--Caterpillar
Peoria, Illinois                   serves until   University; CHIEF
61629                              successor is   ECONOMIST AND
Age 51                             elected or     MANAGER of the Business
                                   appointed.     Intelligence Group, (since
                                                  1994)--Caterpillar, Inc.

Donald A. Altorfer,      Trustee   Began service  CHAIRMAN--Altorfer,             25     None
4200 Rodger Street                 in 2000 and    Inc. (dealer in heavy
Springfield, Illinois              serves until   machinery and equipment).
62703                              successor is
Age 60                             elected or
                                   appointed.

   Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

Edward B. Rust, Jr.*,    Trustee   Began service  CHAIRMAN OF THE                 25     DIRECTOR--
One State Farm Plaza,    and       in 2000 and    BOARD, CHIEF                           McGraw-Hill
Bloomington, Illinois    President serves until   EXECUTIVE OFFICER,                     Corporation;
61710                              successor is   and DIRECTOR--State                    DIRECTOR--
Age 53                             elected or     Farm Mutual Automobile                 Caterpillar, Inc.;
                                   appointed.     Insurance Company;                     DIRECTOR--
                                                  PRESIDENT and                          Helmerich &
                                                  DIRECTOR--State Farm                   Payne, Inc.
                                                  VP Management Corp.,
                                                  State Farm Investment
                                                  Management Corp.;
                                                  PRESIDENT and
                                                  TRUSTEE--State Farm
                                                  Variable Product Trust,
                                                  State Farm Associates'
                                                  Funds Trust.

                                                                                     Number
                                                                                       of
                                                                                   Portfolios
                                                                                    in Fund
                                                                                    Complex       Other
                       Position  Length of Time                                     Overseen  Directorships
                       Held with   Served and   Principal Occupation(s) During the     by        Held by
Name, Address, and Age   Fund    Term of Office            Past 5 Years             Trustee      Trustee
---------------------- --------- -------------- ---------------------------------- ---------- -------------
Michael L. Tipsord*,   Trustee,  Began service    SENIOR VICE PRESIDENT                25         None
One State Farm Plaza,  Senior    in 2002 and      and TREASURER (since
Bloomington, Illinois  Vice      serves until     12/2002), VICE PRESIDENT
61710                  President successor is     and TREASURER (7/2001 to
Age 44                 and       elected or       12/2002), and VICE
                       Treasurer appointed.       PRESIDENT and ASSISTANT
                                                  TREASURER (1/1999 to
                                                  7/2001)--State Farm Mutual
                                                  Automobile Insurance
                                                  Company; DIRECTOR,
                                                  SENIOR VICE PRESIDENT
                                                  and TREASURER (since
                                                  12/2002), VICE PRESIDENT
                                                  and ASSISTANT
                                                  SECRETARY-TREASURER
                                                  (6/2001 to 12/2002) and
                                                  ASSISTANT SECRETARY-
                                                  TREASURER (before
                                                  6/2001)--State Farm Investment
                                                  Management Corp., State Farm
                                                  VP Management Corp.;
                                                  TRUSTEE, SENIOR VICE
                                                  PRESIDENT and TREASURER
                                                  (since 12/2002), VICE
                                                  PRESIDENT and ASSISTANT
                                                  SECRETARY-TREASURER
                                                  (6/2001 to 12/2002) and
                                                  ASSISTANT SECRETARY-
                                                  TREASURER (before
                                                  6/2001)--State Farm Variable
                                                  Product Trust, State Farm
                                                  Associates' Funds Trust.
Jack W. North,         Senior    Began service    EXECUTIVE VICE                      N/A          N/A
One State Farm Plaza,  Vice      in 2001 and      PRESIDENT--FINANCIAL
Bloomington, Illinois  President serves until     SERVICES (since 2001) and
61710                            removed.         SENIOR VICE PRESIDENT
Age 56                                            (1998-2001)--State Farm
                                                  Mutual Automobile Insurance
                                                  Company; SENIOR VICE
                                                  PRESIDENT and DIRECTOR
                                                  (since 2001)--State Farm
                                                  Investment Management Corp.,
                                                  State Farm VP Management
                                                  Corp.; SENIOR VICE
                                                  PRESIDENT (since 2001)--
                                                  State Farm Variable Product
                                                  Trust, State Farm Associates'
                                                  Funds Trust.
Paul N. Eckley,        Senior    Began service    SENIOR VICE PRESIDENT--             N/A          N/A
One State Farm Plaza,  Vice      in 2000 and      INVESTMENTS--State Farm
Bloomington, Illinois  President serves until     Mutual Automobile Insurance
61710                            removed.         Company; SENIOR VICE
Age 49                                            PRESIDENT--State Farm
                                                  Investment Management Corp.,
                                                  State Farm Variable Product
                                                  Trust, State Farm Associates'
                                                  Funds Trust.

                                                                                      Number
                                                                                        of
                                                                                    Portfolios
                                                                                     in Fund
                                                                                     Complex       Other
                            Position  Length of Time                                 Overseen  Directorships
                            Held with   Served and   Principal Occupation(s) During     by        Held by
  Name, Address, and Age      Fund    Term of Office        the Past 5 Years         Trustee      Trustee
  ----------------------    --------- -------------- ------------------------------ ---------- -------------
Susan D. Waring,            Vice      Began service  SENIOR VICE PRESIDENT             N/A          N/A
One State Farm Plaza,       President in 2000 and    and CHIEF
Bloomington, Illinois                 serves until   ADMINISTRATIVE
61710                                 removed.       OFFICER (since 2001)--
Age 54                                               State Farm Life Insurance
                                                     Company; VICE
                                                     PRESIDENT (1997-2001)--
                                                     State Farm Mutual
                                                     Automobile Insurance
                                                     Company; SENIOR VICE
                                                     PRESIDENT and
                                                     DIRECTOR (since 2001)--
                                                     State Farm VP Management
                                                     Corp.; VICE PRESIDENT--
                                                     State Farm Investment
                                                     Management Corp., State
                                                     Farm Variable Product Trust,
                                                     State Farm Associates' Funds
                                                     Trust.

Donald E. Heltner,          Vice      Began service  VICE PRESIDENT--FIXED             N/A          N/A
One State Farm Plaza,       President in 2000 and    INCOME--State Farm
Bloomington, Illinois                 serves until   Mutual Automobile Insurance
61710                                 removed.       Company; VICE
Age 56                                               PRESIDENT--State Farm
                                                     Investment Management
                                                     Corp., State Farm Variable
                                                     Product Trust, State Farm
                                                     Associates' Funds Trust.

John S. Concklin,           Vice      Began service  VICE PRESIDENT--                  N/A          N/A
One State Farm Plaza,       President in 2000 and    COMMON STOCKS--State
Bloomington, Illinois                 serves until   Farm Mutual Automobile
61710                                 removed.       Insurance Company; VICE
Age 57                                               PRESIDENT--State Farm
                                                     Investment Management
                                                     Corp., State Farm Variable
                                                     Product Trust, State Farm
                                                     Associates' Funds Trust.

Phillip Hawkins,            Vice      Began service  VICE PRESIDENT--                  N/A          N/A
Three State Farm Plaza      President in 2003 and    Securities Products
Bloomington, Illinois 61710           serves until   Department (since 8/2003),
Age 43                                removed        EXECUTIVE ASSISTANT
                                                     (11/2002-8/2003),
                                                     DIRECTOR--Strategic
                                                     Resources (12/1999-11/2002),
                                                     and AGENCY FIELD
                                                     EXECUTIVE (before
                                                     12/1999)--State Farm Mutual
                                                     Automobile Insurance
                                                     Company; VICE
                                                     PRESIDENT (since 2003)--
                                                     State Farm Investment
                                                     Management Corp., State
                                                     Farm VP Management Corp.,
                                                     State Farm Variable Product
                                                     Trust, State Farm Associates'
                                                     Funds Trust.

                                                                                  Number
                                                                                    of
                                                                                Portfolios
                                                                                 in Fund
                                                                                 Complex       Other
                        Position  Length of Time                                 Overseen  Directorships
                        Held with   Served and   Principal Occupation(s) During     by        Held by
Name, Address, and Age    Fund    Term of Office        the Past 5 Years         Trustee      Trustee
----------------------  --------- -------------- ------------------------------ ---------- -------------
David R. Grimes,        Vice      Began service   ASSISTANT VICE                   N/A          N/A
Three State Farm Plaza, President in 2000 and     PRESIDENT--State Farm
Bloomington, Illinois   and       serves until    Mutual Automobile Insurance
61791                   Secretary removed and     Company; VICE PRESIDENT
Age 61                            successor is    and SECRETARY--State
                                  appointed.      Farm Investment Management
                                                  Corp., State Farm VP
                                                  Management Corp.; State
                                                  Farm Variable Product Trust,
                                                  State Farm Associates' Funds
                                                  Trust.

--------
* Messrs. Rust and Tipsord are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

   Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Trustees who are not interested persons of the Trust receive, (i) a monthly retainer equal to $1,750, (ii) a fee of $3,000 for each regular board meeting attended, (iii) a fee of $750 for each special board meeting or committee meeting attended, unless the special board meting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $500 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of ten other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

   Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.

                           Aggregate             Total Compensation
                         Compensation    From The Trust And Other State Farm
   Name                From The Trust(1)         Mutual Funds(1) (2)
   ----                ----------------- -----------------------------------
   Edward B. Rust, Jr.    None(3)                      None(3)
   Michael L. Tipsord.    None(3)                      None(3)
   Thomas M. Mengler..       $5,310                    $32,812
   James A. Shirk.....       $4,560                    $30,562
   Donald Altorfer....       $5,310                    $32,812
   Victor Boschini....       $4,560                    $30,562
   David L. Vance.....       $5,977                    $34,812

--------
(1)For the fiscal year ended December 31, 2003.
(2)The other "State Farm Mutual Funds" are State Farm Variable Product Trust and State Farm Associates' Funds Trust.
(3)Non-compensated interested trustee.

   The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2003.

                                                                                        Aggregate
                                    Dollar Range of Dollar Range of  Dollar Range of Dollar Range of
                    Dollar Range of     Equity           Equity          Equity          Equity
                        Equity       Securities in     Securities     Securities in   Securities in
                     Securities in     Small Cap    in International  S&P 500 Index  Small Cap Index
Name of Trustee       Equity Fund     Equity Fund     Equity Fund         Fund            Fund
---------------     --------------- --------------- ---------------- --------------- ---------------
Thomas M. Mengler..      None            None             None            None            None
James A. Shirk.....      None            None             None            None            None
Victor J. Boschini.      None            None             None            None            None
David L. Vance..... $10,001-$50,000      None             None       $10,001-$50,000   $1-$10,000
Donald A. Altorfer.      None            None             None            None            None
Edward B. Rust, Jr.      None            None             None            None            None
Michael L. Tipsord.      None        Over $100,000        None            None            None

                                                                                              Aggregate
                                                                                             Dollar Range
                                                                                              of Equity
                                                                                            Securities in
                                                                                            all Registered
                                                                                              Investment
                                                                                              Companies
                    Dollar Range of Dollar Range                 Dollar Range  Dollar Range  Overseen by
                        Equity       of  Equity   Dollar Range    of Equity     of Equity     Trustee in
                     Securities in  Securities in   of Equity   Securities in   Securities    Family of
                     International   Equity and   Securities in Tax Advantaged   in Money     Investment
Name of Trustee       Index Fund      Bond Fund     Bond Fund     Bond Fund    Market Fund    Companies
---------------     --------------- ------------- ------------- -------------- ------------ ---------------
Thomas M. Mengler..      None           None          None           None          None          None
James A. Shirk.....      None           None          None           None          None      Over $100,000
Victor J. Boschini.      None           None          None           None          None          None
David L. Vance.....      None           None          None           None          None     $10,001-$50,000
Donald A. Altorfer.      None           None          None           None          None          None
Edward B. Rust, Jr.      None           None          None           None          None      Over $100,000
Michael L. Tipsord.      None           None          None           None          None      Over $100,000

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

   As of December 31, 2003, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by State Farm VP Management Corp. ("Management Corp.") the Trust's Underwriter. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

   During the period January 1, 2002 to December 31, 2003 ("calendar years 2002 and 2003"), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $60,000. His indirect relationship with Auto Company during that time period can also be characterized as an indirect interest in any transaction or series of similar transactions with Auto Company, the value of which exceeded $60,000.

   Mr. Shirk's indirect relationship or interest with Auto Company was as follows: During calendar years 2002 and 2003, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2002 and 2003. Auto Company paid Sunrise Company, LLC rent in the amount of $156,000 in 2002 and $97,500 in 2003, while Auto Company paid Beer Nuts, Inc. rent in the amount of $78,000 in 2002 and $78,000 in 2003.

   Except for the disclosure concerning Mr. James A. Shirk in the two paragraphs above, during calendar years 2002 and 2003 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

  . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

  . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

  . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER

   The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   In considering the approval of the Investment Advisory and Management Services Agreement, the Board of Trustees considered multiple factors based upon information that the board received from the Manager and reports from Lipper, Inc. relating to each Fund's performance and expenses of a peer group and universe. First, the Board of Trustees considered the nature and quality of the advisory services provided by the Manager to the Funds. In that regard, the Board considered how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives, including funds with similar objectives offered by major insurance companies. The board also examined the Manager's responsiveness and high level of integrity. The board then considered the profitability of the Investment Advisory and Management Services Agreement to the Manager, including the competitive fees the Manager charges the Funds and the Funds overall expense ratios. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate. The Board further examined that the Fund's shareholders have benefited from economies of scale as the Funds have grown larger.

   Relying on the factors discussed above, the Board of Trustees of the Trust unanimously approved continuation of the Investment Advisory and Management Services Agreement at a Board meeting held on June 18, 2004.

   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

   Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

   Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

   The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Small Cap Equity Fund, International Equity Fund and the Equity Index Funds and the LifePath Funds), is responsible for monitoring the performance of the Equity Index Funds and the LifePath Funds, is responsible for managing the investments of such Funds, and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

   As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

              Equity Fund.................... 0.60% of net assets
              Small Cap Equity Fund.......... 0.80% of net assets
              International Equity Fund...... 0.80% of net assets
              S&P 500 Index Fund............. 0.15% of net assets
              Small Cap Index Fund........... 0.25% of net assets
              International Index Fund....... 0.25% of net assets
              Equity and Bond Fund........... 0.40% of net assets
              Bond Fund...................... 0.10% of net assets
              Tax Advantaged Bond Fund....... 0.10% of net assets
              Money Market Fund.............. 0.10% of net assets
              State Farm LifePath Income Fund 0.35% of net assets
              State Farm LifePath 2010 Fund.. 0.35% of net assets
              State Farm LifePath 2020 Fund.. 0.35% of net assets
              State Farm LifePath 2030 Fund.. 0.35% of net assets
              State Farm LifePath 2040 Fund.. 0.35% of net assets

   With respect to all six classes of shares, the Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager. The Manager has agreed to reimburse the Equity and Bond Fund for all other expenses incurred, but not for the 12b-1 Distribution Fee or the Shareholder Services Fee.

   With respect to Class A, Class B and the Institutional Class shares, the Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets:

                                   Class A Class B Institutional Class
                                   ------- ------- -------------------
         Equity Fund..............  1.20%   1.60%         0.70%
         Small Cap Equity Fund....  1.40%   1.80%         0.90%
         International Equity Fund  1.50%   1.90%         1.00%
         S&P 500 Index Fund.......  0.80%   1.20%         0.30%
         Small Cap Index Fund.....  0.95%   1.35%         0.45%
         International Index Fund.  1.15%   1.55%         0.65%
         Equity and Bond Fund.....   None    None          None
         Bond Fund................  0.70%   1.10%         0.20%
         Tax Advantaged Bond Fund.  0.70%   1.10%         0.20%
         Money Market Fund........  0.60%   1.00%         0.20%

                                      Class A Class B Institutional Class
                                      ------- ------- -------------------
      State Farm LifePath Income Fund  1.30%   1.70%         0.80%
      State Farm LifePath 2010 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2020 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2030 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2040 Fund..  1.30%   1.70%         0.80%

   With respect to Class R-1, R-2 and R-3 shares of the Funds, other than the Equity and Bond Fund and the Tax Advantaged Bond Fund, the Manager has agreed to reimburse the Funds, if, and to the extent, "other expenses" incurred by the Fund, exceed the following expense reimbursement thresholds:

                                                 Expense
                                              Reimbursement
                    Fund                        Threshold
                    ----                      -------------
                    Equity Fund..............     0.10%
                    Small Cap Equity Fund....     0.10%
                    International Equity Fund     0.20%
                    S&P 500 Index Fund.......     0.10%
                    Small Cap Index Fund.....     0.10%
                    International Index Fund.     0.15%
                    Bond Fund................     0.10%
                    Money Market Fund........     0.10%
                    LifePath Income Fund.....     0.10%
                    LifePath 2010 Fund.......     0.10%
                    LifePath 2020 Fund.......     0.10%
                    LifePath 2030 Fund.......     0.10%
                    LifePath 2040 Fund.......     0.10%

   Other expenses incurred by a Fund include all expenses incurred by the Fund other than:

      i) the investment advisory and management services fees charged by Adviser,

      ii) with respect to those Funds that invest their assets into a series of Master Investment Portfolio, the management and administrative fees charged by the investment adviser to the Master Portfolio,

      iii) 12b-1 distribution fees, and

      iv) shareholder servicing fees charged to the Fund.

The reimbursement arrangements set forth above and the reimbursement arrangement for the Equity and Bond Fund are voluntary and may be eliminated by the Manager at any time.

   As described below, the Manager has engaged Capital Guardian as the investment sub-adviser for the Small Cap Equity Fund and International Equity Fund.

   Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

   For calendar years 2001-2003, the Funds paid the following advisory fees to the Manager.

                                     Gross Fee Paid           Expense Reimbursement
                              ----------------------------- --------------------------
                                 2003       2002     2001     2003     2002     2001
-                             --------    -------- -------- -------- -------- --------
Equity Fund.................. $871,147    $449,677 $300,149 $ 18,644 $ 20,286 $ 33,719
Small Cap Equity Fund........ $578,311    $400,117 $383,653 $ 56,617 $ 39,759 $ 41,355
International Equity Fund.... $363,283    $315.493 $340,576 $187,870 $196,080 $107,895
S&P 500 Index Fund........... $287,317    $117,014 $ 77,428 $171,116 $ 51,088 $ 55,024
Small Cap Index Fund......... $254,371    $147,798 $131,008 $163,605 $ 58,079 $ 69,752
International Index Fund..... $128,825    $102,308 $110,051 $101,956 $ 49,871 $ 64,814
Equity & Bond Fund........... $      0    $      0 $      0 $118,707 $ 73,343 $ 62,138
Bond Fund.................... $176,830    $ 84,603 $ 54,952 $  4,444 $  5,582 $ 15,058
Tax Advantaged Bond Fund..... $ 88,836    $ 63,221 $ 54,541 $  2,281 $  9,324 $  7,694
Money Market Fund............ $ 67,032    $ 26,289 $ 12,615 $ 29,715 $ 30,490 $ 31,360
State Farm LifePath Income
  Fund....................... $ 37,120(1)      N/A      N/A $ 50,476      N/A      N/A
State Farm LifePath 2010 Fund $ 52,297(1)      N/A      N/A $ 48,687      N/A      N/A
State Farm LifePath 2020 Fund $ 64,344(1)      N/A      N/A $ 48,214      N/A      N/A
State Farm LifePath 2030 Fund $ 33,991(1)      N/A      N/A $ 53,486      N/A      N/A
State Farm LifePath 2040 Fund $ 16,901(1)      N/A      N/A $ 55,791      N/A      N/A

                                       Net Fee (after expense reimbursement)
                                       ------------------------------------
                                           2003          2002       2001
       -                                ---------      --------   --------
       Equity Fund.................... $ 852,503       $429,391   $266,430
       Small Cap Equity Fund.......... $ 521,694       $360,358   $342,298
       International Equity Fund...... $ 175,413       $119,413   $232,681
       S&P 500 Index Fund............. $ 116,201       $ 65,926   $ 22,404
       Small Cap Index Fund........... $  90,766       $ 89,719   $ 61,256
       International Index Fund....... $  26,869       $ 52,437   $ 45,237
       Equity & Bond Fund............. $(118,707)      $(73,343)  $(62,138)
       Bond Fund...................... $ 172,386       $ 79,021   $ 39,894
       Tax Advantaged Bond Fund....... $  86,555       $ 53,897   $ 46,847
       Money Market Fund.............. $  37,317       $ (4,201)  $(18,745)
       State Farm LifePath Income Fund $ (13,356)(1)        N/A        N/A
       State Farm LifePath 2010 Fund.. $   3,610(1)         N/A        N/A
       State Farm LifePath 2020 Fund.. $  16,130(1)         N/A        N/A
       State Farm LifePath 2030 Fund.. $ (19,495)(1)        N/A        N/A
       State Farm LifePath 2040 Fund.. $ (38,890)(1)        N/A        N/A

--------
(1)Commenced investment operations on May 9, 2003

   The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

   The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

   The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

   The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BGFA AND THE MASTER PORTFOLIOS

   BGFA is investment adviser to the Master Portfolios. BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, BGFA furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually
(i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and (ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   BGFA is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:

                       Fund               Annual Management Fee
                       ----               ---------------------
             S&P 500 Index Master       0.05% of average daily
               Portfolio............... net assets
             Russell 2000 Index Master  0.10% of average daily
               Portfolio............... net assets, which
                                        includes a 0.02%
                                        administrative fee
             International Index        0.25% of the average
               Master Portfolio........ daily net assets up to $1
                                        billion, which includes a
                                        0.10% administrative fee,
                                        and 0.17% of the average
                                        daily net assets
                                        thereafter, which
                                        includes a 0.07%
                                        administrative fee
             LifePath Retirement        0.35% of average daily
               Master Portfolio........ net assets
             LifePath 2010 Master       0.35% of average daily
               Portfolio............... net assets
             LifePath 2020 Master       0.35% of average daily
               Portfolio............... net assets
             LifePath 2030 Master       0.35% of average daily
               Portfolio............... net assets
             LifePath 2040 Master       0.35% of average daily
               Portfolio............... net assets

The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the Equity Index Funds and the LifePath Funds. The administration fee is designed to compensate BGFA for custody costs and administration expenses.

   BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

   Underlying Funds. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the Barclays Global Investors Institutional Money Market Fund, which invests in a corresponding Master

Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds' advisory fees, which are based on the aggregate net assets, as listed in chart below.

     Underlying Fund                                           Advisory Fee
     ---------------                                           ------------
     Master Fund Active Stock Master Portfolio................     0.25%
     Master Fund CoreAlpha Bond Master Portfolio..............     0.25%
     iShares S&P 500 Index Fund...............................     0.09%
     iShares S&P MidCap 400 Index Fund........................     0.20%
     iShares Russell 2000 Index Fund..........................     0.20%
     iShares Russell MidCap Index Fund........................     0.20%
     iShares Cohen & Steers Realty Majors Index Fund..........     0.35%
     iShares MSCI EAFE Index Fund.............................     0.35%
     iShares MSCI Emerging Markets Index Fund.................     0.75%
     iShares Lehman U.S. Aggregate Bond Fund..................     0.20%
     Barclays Global Investors Institutional Money Market Fund     0.10%

   For more information on other fees and the process through which each Underlying Fund's Board of Trustees approves an investment advisory agreement, please see the respective Underlying Fund's SAI.

   BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees charged to those Underlying Funds.

BETWEEN THE MANAGER AND CAPITAL GUARDIAN

   Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. Capital Guardian manages the investments of the Small Cap Equity Fund and the International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows the Manager's policy of seeking to obtain the most favorable price and efficient execution available.

   For its services, the Manager pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

                                  Annual Management Fee, Based on Average
                  Fund                      Daily Net Assets
                  ----            ------------------------------------
        Small Cap Equity Fund.... On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $100 million  --  0.425%
                                  Over $100 million            --  0.375%
                                                               --  -----
        International Equity Fund On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $250 million  --  0.425%
                                                               --
                                                               --  -----
                                  Over $250 million            --  0.375%
                                                               --  -----

   The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

   In considering the approval of the investment sub-advisory agreement, the Board of Trustees considered multiple factors based upon information that the board received from the Manager and reports from Lipper, Inc. relating to Small Cap Equity Fund's and International Equity Fund's performance and expenses of a peer group and universe. First, the Board of Trustees considered the nature and quality of the sub-advisory services provided by Capital Guardian to these Funds. In that regard, the Board considered how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives, including funds with similar objectives offered by major insurance companies. The board also examined Capital Guardian's responsiveness and high level of integrity. The board then considered the fees Capital Guardian charges as sub-advisor and the overall expense ratios of the Small Cap Equity Fund and the International Equity Fund. The Board of Trustees also considered the level of sub-advisory fees charged by Capital Guardian compared to what other investment advisers charge other similar investment companies and concluded that the level of sub-advisory fees was appropriate. The Board further examined that each Fund's shareholders have benefited from economies of scale as the Funds have grown larger.

   Relying on the factors discussed above, the Trust's Board of Trustees unanimously approved continuation of the investment sub-advisory agreement with Capital Guardian at a board meeting held on June 18, 2004.

SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BGFA

   Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager, BGFA or Capital Guardian acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Manager, BGFA or Capital Guardian for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Manager, BGFA or Capital Guardian may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

   If purchases or sales of securities for a Fund or other client of the Manager, BGFA or Capital Guardian arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager, BGFA or Capital Guardian during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

   On occasions when the Manager, BGFA or Capital Guardian (under the supervision of the Board of Trustees) deem the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager, BGFA or Capital Guardian in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

THE EQUITY FUND, EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET FUND.

   As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

   In placing orders for securities transactions, the Manager's policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

   When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. However, all such directed brokerage will be subject to the Manager's policy to attempt to obtain the most favorable price and efficient execution possible.

   During the calendar years indicated, the Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:

                                               2001    2002    2003
                                              ------- ------- -------
          Equity Fund........................ $11,122 $43,406 $46,781
          Equity and Bond Fund............... $     0 $     0 $     0
          Bond Fund.......................... $     0 $     0 $     0
          Tax Advantaged Bond Fund........... $     0 $     0 $     0
          Money Market Fund.................. $     0 $     0 $     0

EQUITY INDEX FUNDS

   BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

   S&P 500 INDEX MASTER PORTFOLIO. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with BGFA.

SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

   Capital Guardian strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Funds. Capital Guardian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

   The Small Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:

                                               2001    2002     2003
                                              ------- ------- --------
          Small Cap Equity Fund.............. $34,164 $93,809 $182,938
          International Equity Fund.......... $34,584 $42,320 $ 29,488

LIFEPATH FUNDS

   All orders for the purchase or sale of portfolio securities for the LifePath Master Portfolios (normally, shares of the Underlying Funds) are placed on behalf of each Master Portfolio by BGFA, either by itself or through its affiliates, pursuant to authority contained in each Master Portfolio's Advisory Contract. A Master Portfolio will not incur any commissions or sales charges when it invests in those Underlying Funds that are themselves Master Portfolios or the Underlying Money Market Fund, but may incur commissions or sales charges when it invests in those Underlying Funds that are Underlying iShares Funds.

   Brokerage Commissions. Each LifePath Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds organized as Master Portfolios by dealing directly with the issuer--the Underlying Funds. Each Master Portfolio will purchase and sell those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions. For the periods shown below, the LifePath Master Portfolios paid the dollar amounts of brokerage commissions shown.

                                    Fiscal Year Fiscal Year Ten-Month Period Fiscal Year
                                       Ended       Ended         Ended          Ended
Master Portfolio                     2/28/2001   2/28/2002     12/31/2002    12/31/2003
----------------                    ----------- ----------- ---------------- -----------
LifePath Retirement Master
  Portfolio........................  $ 23,674    $ 16,486       $ 14,254       $17,289
LifePath 2010 Master Portfolio.....  $ 98,253    $ 50,567       $ 61,324       $39,471
LifePath 2020 Master Portfolio.....  $173,389    $147,905       $138,785       $74,204
LifePath 2030 Master Portfolio.....  $ 64,828    $ 47,141       $ 48,071       $64,368
LifePath 2040 Master Portfolio.....  $109,657    $ 33,244       $ 38,702       $56,394

   Brokerage Commissions Paid to Affiliates. For the periods shown below, the LifePath Master Portfolios paid brokerage commissions to Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, in the dollar amounts shown below.

                                         Fiscal Year Fiscal Year Ten-Month Period Fiscal Year
                                            Ended       Ended         Ended          Ended
Master Portfolio                          2/28/2001   2/28/2002     12/31/2002    12/31/2003
----------------                         ----------- ----------- ---------------- -----------
LifePath Retirement Master Portfolio....   $ 1,200     $ 3,021          $0            $0
LifePath 2010 Master Portfolio..........   $10,044     $     9          $0            $0
LifePath 2020 Master Portfolio..........   $16,738     $33,241          $0            $0
LifePath 2030 Master Portfolio..........   $13,566     $     0          $0            $0
LifePath 2040 Master Portfolio..........   $12,513     $10,266          $0            $0

   As of December 31, 2003, the percentage of each LifePath Master Portfolio's aggregate brokerage commissions paid to BGIS was as follows:

                                                          % of
                                                        Aggregate
                                                        Brokerage
              Master Portfolio                         Commissions
              ----------------                         -----------
              LifePath Retirement Master Portfolio....     0%
              LifePath 2010 Master Portfolio..........     0%
              LifePath 2020 Master Portfolio..........     0%
              LifePath 2030 Master Portfolio..........     0%
              LifePath 2040 Master Portfolio..........     0%

   As of December 31, 2003, the percentage of each LifePath Master Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through the BGIS was as follows:

                                                          % of
                                                       Aggregate
                                                     Dollar Amt. of
            Master Portfolio                          Transactions
            ----------------                         --------------
            LifePath Retirement Master Portfolio....       0%
            LifePath 2010 Master Portfolio..........       0%
            LifePath 2020 Master Portfolio..........       0%
            LifePath 2030 Master Portfolio..........       0%
            LifePath 2040 Master Portfolio..........       0%

   Securities of Regular Broker/Dealers. As of December 31, 2003, each LifePath Master Portfolio owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents, as follows:

        Master Portfolio         Regular Broker/Dealer           Amount
        ----------------         ---------------------          --------
        LifePath Retirement..... Citigroup Inc.                 $623,077
                                 JP Morgan Chase & Co.          $172,668
                                 Morgan Stanley                 $146,816
                                 UBS AG--Registered             $140,054
                                 Merrill Lynch & Co. Inc.       $129,558
                                 Goldman Sachs Group Inc. (The) $104,456
                                 Deutsche Bank AG               $ 81,710
                                 Credit Suisse Group            $ 79,359
                                 Lehman Brothers Holdings Inc.  $ 46,795
                                 Charles Schwab Corp.           $ 40,836

         Master Portfolio Regular Broker/Dealer               Amount
         ---------------- ---------------------             ----------
          LifePath 2010.. Citigroup Inc.                    $1,899,075
                          JP Morgan Chase & Co.             $  573,025
                          Morgan Stanley                    $  483,677
                          Merrill Lynch & Co. Inc.          $  418,409
                          Goldman Sachs Group Inc. (The)    $  355,823
                          UBS AG--Registered                $  321,679
                          Deutsche Bank AG                  $  209,166
                          Credit Suisse Group               $  207,563
                          Lehman Brothers Holdings Inc.     $  157,606
                          State Street Corp.                $  131,502
                          Charles Schwab Corp.              $  131,152
                          Bear Stearns Companies Inc.       $   57,564
          LifePath 2020.. Citigroup Inc.                    $2,904,617
                          JP Morgan Chase & Co.             $  851,989
                          Morgan Stanley                    $  716,141
                          Wachovia Corp.                    $  676,347
                          Merrill Lynch & Co. Inc.          $  630,136
                          Goldman Sachs Group Inc. (The)    $  527,021
                          Deutsche Bank AG                  $  308,196
                          Credit Suisse Group               $  273,933
                          Lehman Brothers Holdings Inc.     $  235,830
                          Charles Schwab Corp.              $  185,758
                          Bear Stearns Companies Inc. (The) $   82,828
          LifePath 2030.. Citigroup Inc.                    $2,904,617
                          JP Morgan Chase & Co.             $  851,989
                          Morgan Stanley                    $  716,141
                          Wachovia Corp.                    $  676,347
                          Merrill Lynch & Co. Inc.          $  630,136
                          Goldman Sachs Group Inc. (The)    $  527,021
                          Deutsche Bank AG                  $  308,196
                          Credit Suisse Group               $  273,933
                          Lehman Brothers Holdings Inc.     $  235,830
                          Charles Schwab Corp.              $  185,758
                          Bear Stearns Companies Inc. (The) $   82,828
          LifePath 2040.. Citigroup Inc.                    $2,543,593
                          Bank of America Corp.             $1,311,733
                          JP Morgan Chase & Co.             $  691,589
                          Morgan Stanley                    $  595,830
                          Merrill Lynch & Co. Inc.          $  512,777
                          Goldman Sachs Group Inc. (The)    $  437,374
                          Deutsche Bank AG                  $  319,964
                          Credit Suisse Group               $  270,933
                          Lehman Brothers Holdings Inc.     $  202,471
                          Charles Schwab Corp.              $  152,653
                          Bear Stearns Companies Inc. (The) $   78,191

PORTFOLIO TURNOVER

   Because of the Equity Fund's, Small Cap Equity Fund's and International Equity Fund's flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The

Equity and Bond Fund's portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

   Consistent with the Equity Index Funds' and the LifePath Funds' investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

   In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

   Since short-term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

   The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed. The discussion below relates to the computation of NAV for the specified Funds.

EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL EQUITY FUND, EQUITY AND BOND FUND, BOND FUND AND TAX ADVANTAGED BOND FUND

   Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking a NOCP, the last current reported sales price as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

   Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust.

   Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust as in the case of securities having a maturity of more than 60 days.

   Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

   The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

   Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

   Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Boards of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

MONEY MARKET FUND

   All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

   The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

   THE MASTER PORTFOLIOS.

   Net asset value ("NAV") per share for the Equity Index Funds and the LifePath Funds, as feeder funds, will reflect the NAV of their respective Master Portfolios, which is described in more detail below. NAV for a Master Portfolio is determined on each day the Master Portfolio is open for trading. The assets of each LifePath Master Portfolio consist of shares of the Underlying Funds, which are valued as described below.

   Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is NASDAQ will be valued at the NASDAQ official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

   Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

   Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI's Pricing Policy. Master Fund's Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

   Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of each Master Portfolio's interests.

   New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   THE UNDERLYING iSHARES MSCI EMERGING MARKETS INDEX FUND.

   The following discussion regarding the determination of NAV relates to the Underlying iShares MSCI Emerging Markets Index Fund. Therefore, the term "Fund" refers to that fund and not to the State Farm LifePath Funds.

   NAV per share for the Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The NAV of the Fund is determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open. The Company may establish additional times for the computation of NAV of the Fund in the future in connection with the possible future trading of iShares of such Fund on one or more foreign exchanges.

   Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Fund. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI in the event the adviser concludes that such rate is more appropriate. Any such use of a different rate than MSCI may adversely affect the Fund's ability to track its benchmark MSCI Index.

   THE UNDERLYING iSHARES LEHMAN U.S. AGGREGATE BOND FUND.

   The NAV per iShare of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per iShare for the Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

   In computing the Fund's NAV, fixed income securities are normally valued based on information provided by the Fund's index provider. Fixed income securities are normally valued using data that reflects quoted bond prices as of 3:00 p.m. Eastern Time, the generally observed close of the U.S. bond markets. Other portfolio securities are normally valued using market quotations. Securities for which index provider information or reliable market quotations are not readily available are valued using "fair value pricing procedures." In these situations, a security's value for NAV purposes is determined in good faith by BGFA in accordance with procedures adopted by the Fund's Board. The Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

   ALL OTHER UNDERLYING iSHARES FUNDS.

   The following discussion regarding the determination of NAV relates to the Underlying iShares Funds other than the iShares MSCI Emerging Markets Index Fund and the iShares Lehman U.S. Aggregate Bond Fund. Therefore, the term "Fund" or "Funds" refers to those funds and not to the State Farm LifePath Funds.

   The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Investors Bank and Trust Company and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

   In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Securities regularly traded in an over-the-counter market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by BGFA in accordance with procedures adopted by the Board of the Underlying iShares Fund.

   Each Listing Exchange intends to disseminate every fifteen seconds the approximate value of the iShares of every Fund. Bloomberg will provide approximate values for those Funds on a similar basis. This approximate value should not be viewed as a "real-time" update of the NAV of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

   THE UNDERLYING MONEY MARKET FUND.

   The following discussion regarding valuation relates to the Underlying Money Market Fund. Therefore, the term "Fund" refers to that fund and not to the State Farm LifePath Funds.

   The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

   Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees of the underlying Money Market Fund to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees of the underlying Money Market Fund, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

GENERAL

   Computation of NAV by the Funds, the Master Portfolios and the Underlying Funds (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

PURCHASE AND REDEMPTION OF FUND SHARES

   Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Redeem Fund Shares."

   SPECIAL WAIVERS. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

   RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

   SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

   Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

   SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

   The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

   SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90-day period for any one account.

   SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

   APPOINTMENT OF AUTHORIZED AGENTS. Class R-1, R-2 and R-3 shares of each Fund may be purchased or redeemed in connection with retirement plan administrative and recordkeeping services offered by one or more third party administrators designated by the Trust. The Trust authorizes third party administrators or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share next computed after the receipt by the authorized agent of such purchase order. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order. There is pending at the date of this Statement of Additional Information a rule proposal by the Commission that would require that all purchase and redemption requests be received by the Trust, its primary transfer agent or a registered clearing agency by the time of NAV calculation on a day to receive that day's price. That proposed rule, if made effective, would require termination of the authority of those authorized agents to accept orders on behalf of the Funds.

DISTRIBUTION EXPENSES

   Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Class A, Class B, Class R-1 and Class R-2 shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and/or distribution plan fees from these classes of Fund shares under the Distribution Agreement.


   Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A shares receive as direct compensation for their services approximately 75% of the sales charges imposed. Even though Management Corp. receives no upfront sales charge when an investor purchases Class B shares, Management Corp. pays it registered representatives the same amount for selling Class B shares as it pays those persons for selling Class A shares. In the case of Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense. Registered representatives receive annual trailing commissions for selling Class A and Class B shares.



   Management Corp.'s registered representatives are compensated differently for selling Class R-1 and R-2 shares. Whenever a registered representative's customer purchases shares of either Class R-1 or R-2, the registered representative receives a sales commission equal to a percentage of the amount invested. The percentage varies depending upon the amount of R-1 and R-2 shares purchased and/or owned by the qualified retirement plan. Registered representatives can qualify for an additional sales commission on their sale of R-1 and R-2 shares if they annually sell more than $150,000 of R-1 and R-2 shares to their customers. Registered representatives receive annual trailing commissions with respect to their customers' investments in Class R-1 or R-2 shares. In the case of Class R-1 and R-2, the annual trailing commissions are 0.35% and 0.20%, respectively, of the average daily net asset value invested in Fund shares in the accounts of the registered representative's customers.


   In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.

   Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

   Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.

   Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

        Underwriting Commissions Paid by the Funds to Management Corp.,
                       the Trust's Principal Underwriter

                                                                   Aggregate
                                              Compensation on    Underwriting
                                               Redemption or  Commissions (Front-    Aggregate
                                                Repurchase     End Sales Charges    Underwriting
                                   Front-End    (Contingent     plus Contingent     Commissions
Calendar                             Sales    Deferred Sales    Deferred Sales      Retained by
  Year             Fund             Charges      Charges)          Charges)       Management Corp.
-------- ------------------------- ---------- --------------- ------------------- ----------------
  2001   Equity Fund.............. $  115,857     $ 1,840         $  117,697         $  117,697
  2002   Equity Fund..............    447,959      14,306            462,266            462,266
  2003   Equity Fund..............    812,965      39,818            852,783            852,783

  2001   Small Cap Equity Fund....     33,881         367             34,248             34,248
  2002   Small Cap Equity Fund....    172,270       4,227            176,497            176,497
  2003   Small Cap Equity Fund....    337,539      14,880            352,419            352,419

  2001   International Equity Fund     22,450         169             22,619             22,619
  2002   International Equity Fund     74,856       2,084             76,940             76,940
  2003   International Equity Fund     92,501       4,759             97,260             97,260

  2001   S&P 500 Index Fund.......    192,491       3,043            195,534            195,534
  2002   S&P 500 Index Fund.......  1,036,690      29,358          1,066,048          1,066,048
  2003   S&P 500 Index Fund.......  2,255,240      89,654          2,344,894          2,344,894

  2001   Small Cap Index Fund.....     42,560       1,394             43,955             43,955
  2002   Small Cap Index Fund.....    287,769       7,029            294,798            294,798
  2003   Small Cap Index Fund.....    673,245      24,414            697,659            697,659

                                                                 Aggregate
                                            Compensation on    Underwriting
                                             Redemption or  Commissions (Front-    Aggregate
                                              Repurchase     End Sales Charges    Underwriting
                                  Front-End   (Contingent     plus Contingent     Commissions
Calendar                            Sales   Deferred Sales    Deferred Sales      Retained by
  Year             Fund            Charges     Charges)          Charges)       Management Corp.
-------- ------------------------ --------- --------------- ------------------- ----------------

 2001    International Index Fund    24,810        142              24,951            24,951
 2002    International Index Fund   102,712      4,056             106,768           106,768
 2003    International Index Fund   174,741      8,426             183,167           183,167

 2001    Equity and Bond Fund....   136,606      1,534             138,140           138,140
 2002    Equity and Bond Fund....   576,106     22,366             598,472           598,472
 2003    Equity and Bond Fund....   671,776     49,912             721,688           721,688

 2001    Bond Fund...............    96,161        562              96,723            96,723
 2002    Bond Fund...............   653,220     16,737             669,957           669,957
 2003    Bond Fund............... 1,404,166     61,317           1,465,483         1,465,483

 2001    Tax Advantaged Bond Fund    23,689         16              23,705            23,705
 2002    Tax Advantaged Bond Fund   162,141      1,024             163,165           163,165
 2003    Tax Advantaged Bond Fund   347,701     11,745             359,446           359,446

 2001    Money Market Fund.......       n/a        738                 738               738
 2002    Money Market Fund.......       n/a        719                 719               719
 2003    Money Market Fund.......       n/a      8,833               8,833             8,833

 2001*   LifePath Income Fund....         0          0                   0                 0
 2002*   LifePath Income Fund....         0          0                   0                 0
 2003    LifePath Income Fund....   451,550      1,423             452,973           452,973

 2001*   LifePath 2010 Fund......         0          0                   0                 0
 2002*   LifePath 2010 Fund......         0          0                   0                 0
 2003    LifePath 2010 Fund......   755,198      3,231             758,429           758,429

 2001*   LifePath 2020 Fund......         0          0                   0                 0
 2002*   LifePath 2020 Fund......         0          0                   0                 0
 2003    LifePath 2020 Fund......   956,983      2,304             959,287           959,287

 2001*   LifePath 2030 Fund......         0          0                   0                 0
 2002*   LifePath 2030 Fund......         0          0                   0                 0
 2003    LifePath 2030 Fund......   518,560      2,370             520,930           520,930

 2001*   LifePath 2040 Fund......         0          0                   0                 0
 2002*   LifePath 2040 Fund......         0          0                   0                 0
 2003    LifePath 2040 Fund......   251,886      2,923             254,809           254,809

--------
* Because the LifePath Funds were not publicly sold until May of 2003, there were no front-end sales charges or contingent deferred sales charges for the LifePath Funds in 2001 or 2002.

   Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2003.

DISTRIBUTION PLANS

   State Farm Mutual Fund Trust has adopted distribution plans (the "Plans") for Class A, Class B, Class R-1 and Class R-2 shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with Management Corp. for Class A, Class B, Class R-1, Class R-2 and Class R-3 shares of each Fund.

   Pursuant to the Plans, each Fund will pay Management Corp. a distribution fee equal to the following percentage of average daily net assets:

                                     12b-1 Distribution Fee
                              -------------------------------------
                              Class A Class B Class R-1* Class R-2*
                              ------- ------- ---------- ----------
            Money Market Fund  0.15%   0.55%    0.40%      0.20%
            Other Funds......  0.25%   0.65%    0.50%      0.30%

--------
* Shares of the Tax Advantaged Bond Fund are not offered in Class R-1, Class R-2 and R-3.

   The 12b-1 distribution expenses of a fund pursuant to the Plans are accrued on a fiscal year basis. The purpose of the 12b-1 distribution fee is to compensate Management Corp. for its expenses in financing any activity primarily intended to result in the sale of Fund shares. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   In accordance with the terms of the Plans, Management Corp. will provide to each Fund, for review by the Board of Trustees, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

   The Plans were adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

   The anticipated benefits to the Funds and their shareholders that may result from the Plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

   The Funds also will compensate the Manager under the Shareholder Services Agreement for account maintenance and personal services provided to Class A, Class B, Class R-1, Class R-2, and Class R-3 shareholders. The expenses of a class of shares of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and equal the following percentages of the average daily net assets of the specified classes of the Funds:

                                Shareholder Servicing Fee
                     ------------------------------------------------
                     Class A Class B Class R-1* Class R-2* Class R-3*
                     ------- ------- ---------- ---------- ----------
           All Funds  0.25%   0.25%    0.32%      0.32%      0.32%

--------
* Shares of the Tax Advantaged Bond Fund are not offered in Class R-1, Class R-2 and R-3.

   The Shareholder Servicing Fee for Class R-1, Class R-2 and Class R-3 decreases when the combined average daily net assets of Class R-1, Class R-2 and Class R-3 exceed $1 billion. Once the combined average daily net assets of these three share classes exceed $1 billion, the shareholder servicing fee is 0.32% of combined average daily net assets below $1 billion and 0.27% of combined average daily net assets in excess of $1 billion. When average daily net assets of the three share classes exceed $1 billion, the benefit of the reduced shareholder servicing fee will accrue to each share class pro-rata based on the average daily net assets of each share class.

   The tables below reflect the 12b-1 payments made by Class A and Class B of the Funds to Management Corp., and the amount of distribution expenses incurred by Management Corp. Under the 12b-1 Distribution Plans, the Funds make 12b-1 payments to Management Corp. only if Management Corp. has incurred distribution expenses. The Funds may make 12b-1 payments to Management Corp. to reimburse Management Corp. for distribution expenses it incurred in prior periods. No 12b-1 payment and distribution table is included for Class R-1 and Class R-2 shares because these share classes have not been offered to the public.

                     Payments and Distributions under the
                        Class A 12b-1 Distribution Plan
                               for the Calendar
                         Year Ended December 31, 2003

                                                       Small Cap  International    S&P     Small Cap
                                          Equity Fund Equity Fund  Equity Fund  Index Fund Index Fund
                                          ----------- ----------- ------------- ---------- ----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1................... $  123,890  $   96,089   $   55,168   $  284,292 $  139,507
                                          ----------  ----------   ----------   ---------- ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)    Commissions to Registered
            Representatives.............. $       --  $       --   $       --   $       -- $       --
    b)    Sales Support Salaries/Benefits $  332,106  $  248,793   $  129,715   $  822,375 $  391,040
    c)    Preparation & Mailing of:
             Advertising and Marketing
               Costs..................... $   93,535  $   70,070   $   36,533   $  231,615 $  110,133
             Prospectus Costs............ $       --  $       --   $       --   $       -- $       --
                                          ----------  ----------   ----------   ---------- ----------
3). Total Distribution Expenses.......... $  425,640  $  318,863   $  166,248   $1,053,989 $  501,173
                                          ----------  ----------   ----------   ---------- ----------
4). Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter......... $  301,750  $  222,774   $  111,080   $  769,697 $  361,666
                                          ----------  ----------   ----------   ---------- ----------
5). Cumulative Excess of Total
      Distribution Expenses over payments
      made by Fund under Rule 12b-1...... $1,321,247  $1,791,378   $1,306,279   $3,172,714 $2,178,645
                                          ==========  ==========   ==========   ========== ==========

                                        International Equity &              Tax Adv.      Money
                                         Index Fund   Bond Fund  Bond Fund  Bond Fund  Market Fund
                                        ------------- ---------- ---------- ---------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1.................  $   63,253   $  161,803 $  211,429 $  136,207 $   83,380
                                         ----------   ---------- ---------- ---------- ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)  Commissions to Registered
          Representatives..............  $       --   $       -- $       -- $       -- $       --
    b)  Sales Support Salaries/Benefits  $  160,737   $  370,472 $  451,666 $  266,082 $  290,276
    c)  Preparation & Mailing of:
           Advertising and Marketing
             Costs.....................  $   45,270   $  104,340 $  127,208 $   74,940 $   81,754
           Prospectus Costs............  $       --   $       -- $       -- $       -- $       --
                                         ----------   ---------- ---------- ---------- ----------
3)  Total Distribution Expenses........  $  206,007   $  474,812 $  578,874 $  341,022 $  372,030
                                         ----------   ---------- ---------- ---------- ----------
4)  Excess of Total Distribution
      Expenses over payments made by
      Fund under Rule 12b-1 for the
      quarter..........................  $  142,754   $  313,008 $  367,445 $  204,814 $  288,650
                                         ----------   ---------- ---------- ---------- ----------
5)  Cumulative Excess of Total
      Distribution Expenses over
      payments made by Fund under
      Rule 12b-1.......................  $1,362,964   $2,398,598 $2,134,073 $2,149,890 $1,367,508
                                         ==========   ========== ========== ========== ==========

                                         LifePath
                                          Income   LifePath   LifePath   LifePath   LifePath
                                           Fund    2010 Fund  2020 Fund  2030 Fund  2040 Fund
                                        ---------- ---------- ---------- ---------- ----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1................. $   21,383 $   26,285 $   31,635 $   14,256 $    7,033
                                        ---------- ---------- ---------- ---------- ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)  Commissions to Registered
          Representatives.............. $       -- $       -- $       -- $       -- $       --
    b)  Sales Support Salaries/Benefits $  138,438 $  182,141 $  230,649 $  115,432 $   54,719
    c)  Preparation & Mailing of:
           Advertising and Marketing
             Costs..................... $   38,990 $   51,298 $   64,960 $   32,510 $   15,411
           Prospectus Costs............ $       -- $       -- $       -- $       -- $       --
                                        ---------- ---------- ---------- ---------- ----------
3)  Total Distribution Expenses........ $  177,428 $  233,440 $  295,609 $  147,943 $   70,130
                                        ---------- ---------- ---------- ---------- ----------
4)  Excess of Total Distribution
      Expenses over payments made by
      Fund under Rule 12b-1 for the
      quarter.......................... $  156,044 $  207,154 $  263,974 $  133,686 $   63,097
                                        ---------- ---------- ---------- ---------- ----------
5)  Cumulative Excess of Total
      Distribution Expenses over
      payments made by Fund under
      Rule 12b-1....................... $  156,044 $  207,154 $  263,974 $  133,686 $   63,097
                                        ========== ========== ========== ========== ==========

                     Payments and Distributions under the
                        Class B 12b-1 Distribution Plan
                          for the Calendar Year Ended
                               December 31, 2003

                                                         Small Cap  International      S&P        Small Cap
                                           Equity Fund  Equity Fund  Equity Fund    Index Fund   Index Fund
                                          ------------- ----------- ------------- -------------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1...................  $  162,357   $  181,508   $  128,925     $  401,900   $  245,872
                                           ----------   ----------   ----------     ----------   ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)    Commissions to Registered
            Representatives..............  $  209,339   $  249,569   $  174,127     $  557,014   $  352,971
    b)    Sales Support Salaries/Benefits  $  154,282   $  163,751   $  110,769     $  400,426   $  233,682
    c)    Preparation & Mailing of:
             Advertising and Marketing
               Costs.....................  $   43,452   $   46,119   $   31,197     $  112,776   $   65,815
             Prospectus Costs............  $       --   $       --   $       --     $       --   $       --
                                           ----------   ----------   ----------     ----------   ----------
3)  Total Distribution Expenses..........  $  407,073   $  459,438   $  316,094     $1,070,217   $  652,468
                                           ----------   ----------   ----------     ----------   ----------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter.........  $  244,716   $  277,930   $  187,169     $  668,317   $  406,596
                                           ----------   ----------   ----------     ----------   ----------
5)  Cumulative Excess of Total
      Distribution Expenses over
      payments made by Fund under Rule
      12b-1..............................  $  897,609   $1,660,447   $1,288,643     $2,409,238   $2,000,543
                                           ==========   ==========   ==========     ==========   ==========

                                          International  Equity &                 Tax Advantaged    Money
                                           Index Fund    Bond Fund    Bond Fund     Bond Fund    Market Fund
                                          ------------- ----------- ------------- -------------- -----------
1)  Payments made by Fund to SFVPMC
      under Rule 12b-1...................  $  144,094   $  266,024   $  284,723     $  222,320   $   31,056
                                           ----------   ----------   ----------     ----------   ----------
2)  Distribution Expenses paid by
      SFVPMC:
    a)    Commissions to Registered
            Representatives..............  $  199,948   $  303,537   $  297,114     $  241,958   $   32,237
    b)    Sales Support Salaries/Benefits  $  129,028   $  218,861   $  221,946     $  157,097   $   25,431
    c)    Preparation & Mailing of:
             Advertising and Marketing
               Costs.....................  $   36,340   $   61,640   $   62,509     $   44,245   $    7,162
             Prospectus Costs............  $       --   $       --   $       --     $       --   $       --
                                           ----------   ----------   ----------     ----------   ----------
3)  Total Distribution Expenses..........  $  365,315   $  584,038   $  581,570     $  443,299   $   64,830
                                           ----------   ----------   ----------     ----------   ----------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1 for the quarter.........  $  221,221   $  318,015   $  296,847     $  220,979   $   33,774
                                           ----------   ----------   ----------     ----------   ----------
5)  Cumulative Excess of Total
      Distribution Expenses over
      payments made by Fund under Rule
      12b-1..............................  $1,353,285   $2,085,135   $1,546,605     $1,889,187   $  349,902
                                           ==========   ==========   ==========     ==========   ==========

                                                        LifePath
                                                         Income  LifePath  LifePath  LifePath  LifePath
                                                          Fund   2010 Fund 2020 Fund 2030 Fund 2040 Fund
                                                        -------- --------- --------- --------- ---------
1)  Payments made by Fund to SFVPMC under Rule
      12b-1............................................ $ 8,043  $ 19,948  $ 25,292  $ 15,194   $ 8,150
                                                        -------  --------  --------  --------   -------
2)  Distribution Expenses paid by SFVPMC:
    a)        Commissions to Registered Representatives $28,181  $ 79,039  $109,372  $ 66,217   $33,988
    b)        SalesSupport Salaries/Benefits........... $18,331  $ 50,943  $ 69,152  $ 42,470   $22,856
    c)        Preparation& Mailing of:
                 Advertising and Marketing Costs....... $ 5,163  $ 14,348  $ 19,476  $ 11,961   $ 6,437
                 Prospectus Costs...................... $    --  $     --  $     --  $     --   $    --
                                                        -------  --------  --------  --------   -------
3)  Total Distribution Expenses........................ $51,675  $144,330  $198,000  $120,648   $63,281
                                                        -------  --------  --------  --------   -------
4)  Excess of Total Distribution Expenses over payments
      made by Fund under Rule 12b-1 for the quarter.... $43,632  $124,383  $172,707  $105,454   $55,131
                                                        -------  --------  --------  --------   -------
5)  Cumulative Excess of Total Distribution Expenses
      over payments made by Fund under Rule 12b-1...... $43,632  $124,383  $172,707  $105,454   $55,131
                                                        =======  ========  ========  ========   =======

OTHER SERVICE PROVIDERS

CUSTODIANS

   JPMorgan Chase Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("JPMorgan Chase"), acts as custodian of the assets of each Fund, except the Equity Index Funds and the International Equity Fund. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the Equity Index Funds, the LifePath Funds and the International Equity Fund.

   JPMorgan Chase and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund other than the International Equity Fund and the International Index Fund. IBT performs fund accounting services for these Funds.

TRANSFER AGENT

   The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements;
(2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

   IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The Funds' independent registered public accounting firm is Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Audit Committee of the Trust.

TAXES

   The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectus generally describes the United States federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

   A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

   The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

   Qualification as a Regulated Investment Company. It is intended that each Fund and Underlying Fund (each, a "RIC") qualify as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC's shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.

   In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, certain securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the RIC's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

   In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation.

   Excise Tax. A 4% nondeductible excise tax will be imposed on each RIC's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects to owe little, if any, excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.

   Capital Loss Carry-Forwards. A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A RIC's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The RICs cannot carry back or carry forward any net operating losses.

   Equalization Accounting. Each RIC may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a RIC's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs's total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.

   Investment through Master Portfolios. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

   Taxation of Fund Investments. In this section, all references to a Fund include, if applicable, an Underlying Fund or a Master Portfolio. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

   If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by a Fund.

   If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

   Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

   Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

   Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

   If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code.

   The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

   "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

   A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

   Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

   In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by a Fund in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

   Taxation of Distributions. For federal income tax purposes, a RIC's earnings and profits, described above, are determined at the end of the RIC's taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder's federal income tax return. Distributions in excess of a RIC's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

   Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will designate capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders not later than 60 days after the close of the RIC's taxable year.

   Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

   If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

   If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

   Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

   Federal Income Tax Rates. The maximum individual federal income tax rate applicable to ordinary income generally is 35% and the maximum rate applicable to realized net capital gain generally is 15%.

   The maximum individual federal income tax rate applicable to "qualified dividend income" is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will be treated as realizing qualified dividend income only to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, and individual Fund shareholders will be treated a realizing qualified dividend income from the Fund only to the extent that the shareholders meet certain holding period requirements with respect to their Fund shares. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not be qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

   The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

   Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

   Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

   Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

   Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ("foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or
(ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally apply. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

   If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

   The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

   Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

   TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

   The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.

   Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable.

   Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

   In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

   If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

   STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CODES OF ETHICS

   The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. BGFA and Capital Guardian have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted BGFA and Capital Guardian's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and BGFA's and Capital Guardian's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. Subscribers to the Codes of Ethics may invest in securities, including securities that may be purchased or held by a Fund.

SHARES

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently ten series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

   As of September 1, 2004, Auto Company, One State Farm Plaza, Bloomington Illinois 61710, owned the following percentages of Fund shares. Such shares are held for investment purposes:



                                              Institutional
                              Class A Class B    Shares     Class R-1 Class R-2 Class R-3
                              ------- ------- ------------- --------- --------- ---------
Equity Fund..................    6%     20%        --          100%      100%      100%
Small Cap Equity Fund........   32%     63%        25%         100%      100%      100%
International Equity Fund....   57%     82%        52%          --        --        --
S&P 500 Index Fund...........   --      19%        15%          --        --        --
Small Cap Index Fund.........   24%     50%        15%          --        --        --
International Index Fund.....   41%     70%        33%          --        --        --
Equity and Bond Fund.........   23%     45%        --          100%      100%      100%
Bond Fund....................   14%     34%        --          100%      100%      100%
Tax Advantaged Bond Fund.....   48%     87%        62%          --        --        --
Money Market Fund............   --      88%        --          100%      100%      100%
State Farm LifePath Income
  Fund.......................   --      --          7%          --        --        --
State Farm LifePath 2010 Fund   --      --         --           --        --        --
State Farm LifePath 2020 Fund   --      --         --           --        --        --
State Farm LifePath 2030 Fund   --      --         --           --        --        --
State Farm LifePath 2040 Fund   --      --         --           --        --        --


   As the owner of these shares, Auto Company controls certain of the Funds. As the controlling shareholder of certain of these Funds, Auto Company can elect trustees or take any other shareholder action permitted by the Trust's Declaration of Trust and Bylaws.

   As set forth below, there are shareholders other than Auto Company that own 5% or more of the outstanding shares of a class of the Funds.

   Equity Fund--Institutional Shares


              Name                            Address               Ownership %
               ----                           -------               -----------
  State Farm Mutual Fund Trust--   One State Farm Plaza--D-3            87%
  Equity and Bond Fund             Bloomington, Illinois 61710

     Bond Fund--Institutional Shares
              Name                            Address               Ownership %
               ----                           -------               -----------
  State Farm Mutual Fund Trust--   One State Farm Plaza--D-3            88%
  Equity and Bond Fund             Bloomington, Illinois 61710

     Tax Advantaged Bond Fund--Institutional Shares
              Name                            Address               Ownership %
               ----                           -------               -----------
  Hilly Griffin                    P.O. Box 877                         5%
                                   Grenada, Mississippi 38902-0877
  Daniel R. Kim                   22923 Longdown Road                   5%
                                  Cupertina, California 95014-2682

     Money Market Fund--Institutional Shares

              Name                            Address               Ownership %
               ----                           -------               -----------
  Patricia Whitte                  3800 Curt Drive                      7%
                                   Arlington, Texas 76016-3105

            LifePath Income Fund--Institutional Shares


                 Name                     Address            Ownership %
                  ----          -------                      -----------
         Dolores L. Ott         28 Crestview Avenue,             17%
                                Madison, NJ 07940
         Heartland Endodontics  1614 SW Lakeview Drive,          6%
                                Sebring, FL 33870
         Melissa Kennedy        9960 Crestmont Avenue,           6%
                                Philadelphia, PA 19114-1954
         Annice Goodell         5801 I-40 W. Suite 101,          5%
                                Amarillo, TX 79101





   LifePath 2010 Fund--Institutional




                   Name                Address          Ownership %
                   ----                -------          -----------
            Arthur J. Harrison 3 Meade Place                5%
                               Pompton Plains, NJ 07444





   LifePath 2020 Fund--Institutional




                    Name            Address         Ownership %
                    ----            -------         -----------
                 Bruce Horek 10440 W. Cermak Rd.        7%
                             West Chester, IL 60154


   The amount of each Fund's equity securities owned by trustees and officers of the Trust as a group is less than 1%.

   The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of multiple series, including the Master Portfolios.

VOTING RIGHTS

   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

   Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

   In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

FINANCIAL STATEMENTS


   The audited financial statements for the Trust for the fiscal year ended December 31, 2003, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust's annual report to shareholders dated December 31, 2003. The unaudited financial statements for the Trust for the six-month period ended June 30, 2004, and the notes thereto are incorporated herein by reference from the Trust's semi-annual report to shareholders dated June 30, 2004.

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

COMMERCIAL PAPER:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1 Highest Quality
                           Prime-2 Higher Quality
                           Prime-3 High Quality

   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                         STATE FARM MUTUAL FUND TRUST

                     PART C OF THE REGISTRATION STATEMENT

(a)       Declaration of Trust/8/


(b)       Bylaws/1/

(c)       N/A

(d)(1) Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp./6/

(d)(2) Investment Sub-Advisory Agreement among Registrant, State Farm Investment Management Corp., and Capital Guardian Trust Company/2/


(d)(3) Voluntary Reimbursement Agreement between State Farm Investment Management Corp. and State Farm Mutual Fund Trust/8/


(e)(1) Distribution Agreement between Registrant and State Farm VP Management Corp./6/


(e)(2)    Shareholder Services Agreement/8/


(f)       N/A

(g)(1)    Custodial Agreement between Registrant and The Chase Manhattan Bank/2/

(g)(2)    Global Custody Rider between Registrant and The Chase Manhattan
          Bank/4/

(g)(3) Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp./2/

(g)(4) Custodial Agreement between Registrant and Investors Bank and Trust Company/5/

(g)(5) Delegation Agreement between Investors Bank & Trust Company and Registrant/4/

(h)(1) Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company/2/

(h)(2) Service Agreement among Registrant, State Farm VP Management Corp., State Farm Indemnity Company, State Farm Life Insurance Company and State Farm Mutual Automobile Insurance Company/2/


(h)(3)    Transfer Agency and Services Agreement/8/

(i)       Consent of Morris, Nichols, Arsht & Tunnell


(j)(1)    Consent of Ernst & Young LLP

(j)(2)    Consent of PricewaterhouseCoopers LLP

(k)       N/A

(l)       N/A

(m)(1) State Farm Mutual Fund Trust Distribution Plan for Class A shares/6/

(m)(2) State Farm Mutual Fund Trust Distribution Plan for Class B shares/6/


(m)(3) State Farm Mutual Fund Trust Distribution Plan for Class R-1 and Class R-2 shares/8/

(n)       State Farm Mutual Fund Trust Multiple Class Plan Pursuant to
          Rule 18f-3/8/

(p)(1) Code of Ethics of State Farm Associates' Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust/5/

(p)(2)    Code of Ethics of Capital Guardian Trust Company/2/

(p)(3)    Code of Ethics of Master Investment Portfolio/3/

_________________
/1/ Incorporated by reference to the exhibit of the same letter filed with the initial registration statement on Form N-1A, No. 333-42004 filed July 21, 2000.

/2/ Incorporated by reference to the exhibit of the same letter filed with pre-effective amendment number one on Form N-1A, No. 333-42004 filed December 15, 2000.

/3/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number one on Form N-1A, No. 333-42004 filed April 30, 2001.

/4/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number two on Form N-1A, No. 33-42004 filed April 26, 2002.

/5/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number three on Form N-1A, No. 33-42004 filed February 21, 2003.

/6/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number four on Form N-1A, No. 33-42004 filed April 30, 2003.

/7/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number five on Form N-1A, No. 33-420004 filed December 19, 2003.


/8/ Incorporated by reference to the exhibit of the same letter filed with post-effective amendment number nine on Form N-1A, No. 33-42004 filed July 15, 2004.


ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         State Farm Mutual Automobile Insurance Company provided the initial seed capital for the Registrant and may be deemed to control the Registrant until some time after the Registrant publicly offers its shares. Thereafter, there will be no persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 25.      INDEMNIFICATION

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the
DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by

Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the statement of additional information under the caption "Trustees and Officers" and "Investment Advisory Agreements" is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

         Directors and Officers of State Farm Investment Management Corp.:

         Edward B. Rust, Jr., Director and President*

         Michael L. Tipsord, Director, Senior Vice President and Treasurer*

         John J. Killian, Director. Financial Vice President - State Farm Mutual Automobile Insurance Company.

         Jim Rutrough, Director and Senior Vice President. Senior Executive Vice President - State Farm Mutual Automobile Insurance Company.

         Vincent J. Trosino, Director. Vice Chairman of the Board, President and Chief Operating Officer - State Farm Mutual Automobile Insurance Company.

         Paul N. Eckley, Senior Vice President *

         Susan D. Waring, Vice President*

         David R. Grimes, Vice President and Secretary *

         John S. Concklin, Vice President*

         Jack W. North, Director and Senior Vice President *

         Phillip Hawkins, Vice President *

         Donald E. Heltner, Vice President*

         *See the information contained in the statement of additional information under the caption "Trustees and Officers," incorporated herein by reference.

ITEM 27.      PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant and to State Farm Associates' Funds Trust, State Farm Variable Product Trust and to four separate accounts that offer the State Farm variable insurance products. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal        Positions and Offices                     Positions and Offices
Business Address          with Underwriter                          with Registrant
----------------------------------------------------------------------------------------------------------
Edward B. Rust Jr.        Director and President                    Trustee and President

Michael L. Tipsord        Director, Senior Vice President and       Trustee, Senior Vice President and
                          Treasurer                                 Treasurer

Charles R. Wright         Director and Senior Vice President        None

Susan D. Waring           Senior Vice President and Director        Vice President

Jim Rutrough              Director and Senior Vice President        None

David R. Grimes           Vice President and Secretary              Vice President and Secretary

Jack W. North             Director and Senior Vice President        Senior Vice President

Phillip Hawkins           Vice President                            Vice President

Bill Roundtree            Vice President                            None

                       Net Underwriting     Compensation on
   Name of Principal     Discounts and       Redemption and
      Underwriter         Commissions         Repurchase       Brokerage Commissions   Other Compensation
----------------------------------------------------------------------------------------------------------
State Farm VP                N/A                 N/A                   N/A                    N/A
Management Corp.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

(a)      Registrant

(b)      State Farm Investment Management Corp.
         One State Farm Plaza
         Bloomington, Illinois  61710-0001

(c)      Barclays Global Investors
         45 Fremont Street
         San Francisco, California  94105

(d)      Investors Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts  02116

(e)      Capital Guardian Trust Company
         333 South Hope Street
         Los Angeles, California  90071

ITEM 29.      MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30.      UNDERTAKINGS

N/A

                                 SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Mutual Fund Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and state of Illinois on the 13th day of September, 2004.


                                         STATE FARM MUTUAL FUND TRUST

                                        By:  /s/ Edward B. Rust, Jr.
                                             ----------------------------------
                                                 Edward B. Rust, Jr.
                                                 Trustee and President

         Pursuant to the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    SIGNATURE                         TITLE                                  DATE
    ---------                         -----                                  ----
Edward B. Rust, Jr.        Trustee and President                       September 13, 2004

*Michael L. Tipsord        Trustee, Senior Vice President and
                            Treasurer                                  September 13, 2004

*Thomas M. Mengler         Trustee                                     September 13, 2004

*James A. Shirk            Trustee                                     September 13, 2004

*Donald A. Altorfer        Trustee                                     September 13, 2004

*Victor J. Boschini        Trustee                                     September 13, 2004

*David L. Vance            Trustee                                     September 13, 2004



                                                    *By: /s/  David Moore
                                                         -----------------------
                                                              David Moore
                                                              Attorney-In-Fact
                                                              September 13, 2004


        *Original powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number three on Form N-1A, No. 33-42004 filed February 21, 2003.


   SIGNATURE                          TITLE                                  DATE
   ---------                          -----                                  ----
**Jack S. Euphrat                    Trustee                           September 13, 2004

**W. Rodney Hughes                   Trustee                           September 13, 2004

**Mary G. F. Bitterman               Trustee                           September 13, 2004

**Richard K. Lyons                   Trustee                           September 13, 2004

**Leo Soong                          Trustee                           September 13, 2004

**Lee T. Kranefuss                   Trustee, President and            September 13, 2004
                                      Chief Executive Officer

  Michael A. Latham                  Secretary, Treasurer and          September 13, 2004
                                      Chief Financial Officer


                                       **By:  /s/ Michael A. Latham
                                                  Michael A. Latham
                                                  Attorney-in-fact
                                                  September 13, 2004

        **Original powers of attorney authorizing Michael A. Latham, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Master Investment Portfolio on whose behalf this Registration Statement is filed, have been executed and are incorporated by reference from post-effective amendment number 20 on Form N-1A, No. 811-8162 filed April 30, 2003.

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
RULE 483 UNDER THE 1933 ACT EXHIBIT                          DESCRIPTION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


N-1A ITEM 23 EXHIBIT LETTER                              DESCRIPTION
          (i)                      Consent of Morris, Nichols, Arsht & Tunnell
          (j)(1)                   Consent of Ernst & Young LLP
          (j)(2)                   Consent of PricewaterhouseCoopers LLP

